                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08212
                                  ---------------------------------------------

                           J.P. Morgan Series Trust II
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             522 Fifth Avenue, New York,                       NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-348-4782
                                                   ----------------------------

Date of fiscal year end:  December 31, 2004
                        -----------------------------------------
Date of reporting period: December 31, 2003 through June 30, 2004
                         ----------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

        Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

[GRAPHIC]

JPMORGAN FUNDS


SEMI-ANNUAL REPORT JUNE 30 2004


BOND PORTFOLIO


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                   1

JPMorgan Bond Portfolio
Portfolio Commentary                                 2

Portfolio of Investments                             4

Financial Statements                                18

Notes to Financial Statements                       23

Financial Highlights                                30

HIGHLIGHTS

- U.S. economy enters self-sustaining expansion

- Short-term interest rates increased by Federal Reserve Board

- American companies begin hiring new workers

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN BOND PORTFOLIO

PRESIDENT'S LETTER   AUGUST 2, 2004

[PHOTO OF GEORGE C.W. GATCH]

"BY THE SPRING, IT WAS CLEAR THAT THE U.S. HAD COMPLETED ITS TRANSITION FROM A STIMULUS-DEPENDENT TO A SELF-SUSTAINING EXPANSION."

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan Bond Portfolio for the six-month period ended June 30, 2004. Inside you'll find in-depth information on the Portfolio along with an update from the portfolio management team.

U.S. ECONOMY CONTINUES TO GROW
Despite mixed news, the U.S. economy continued to demonstrate strength during the first quarter of 2004. The gross domestic product (GDP), for example, grew near its trend rate of 4%. Industrial production rose, capital goods orders increased, and the corporate profit picture brightened. However, stronger earnings did not translate into new job creation. Despite weaker consumer sentiment, real consumer spending increased, fueled by tax refunds and the mortgage-refinancing boom. And while core inflation rose slightly, there was no evidence that it was beginning a meaningful uptrend. The Federal Reserve Board left short-term interest rates unchanged at 1%, suggesting that they would maintain their accommodative monetary policy until economic conditions warranted a change.

FEDERAL RESERVE BOARD RAISES SHORT-TERM INTEREST RATES
Change seemed imminent during the second quarter as sharply improved economic conditions and increasing inflation altered expectations about the Fed's position on interest rates. By the spring, it was clear that the U.S. had completed its transition from a stimulus-dependent to a self-sustaining expansion. At the same time, consumer price inflation data turned discreetly higher, although less forcefully in June than was widely feared through late May. However, overall economic growth did not accelerate; the consensus opinion is that we will see a modest slowing in GDP growth to around 3% or 3.5%. The principal cause may be more moderate consumption growth, confirming our view that household spending is more sensitive to mortgage yields than others believe. Nonetheless, stronger labor conditions--as companies began to add new jobs--and a powerful upswing in pretax income suggested that consumer spending growth could be sustained without support from tax cuts and monetary stimulus. In June, the Fed raised interest rates for the first time in four years. The Federal Funds Rate (the rate charged by banks for overnight loans) now stands at 1.25%.

As the economy continues to expand, we will continue to look for opportunities to obtain for you the highest possible yields while focusing on the preservation of your principal. You can rest assured that whatever happens in the coming months, your portfolio managers work hard on your behalf.

IMPORTANT MERGER NEWS
As you may know, J.P. Morgan Chase & Co. and Bank One Corp. merged in July 2004, as approved by both firms' shareholders. The combined company is called JPMorgan Chase & Co. The merger is compelling both strategically and financially. The new combined organization has top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And we have an extraordinarily talented team that shares common values and a strong client orientation.

On behalf of all of us here at JPMorgan Fleming Asset Management, thank you for the confidence you have in us. We value your business, and look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN BOND PORTFOLIO

AS OF JUNE 30, 2004                                                  (Unaudited)

                                      PORTFOLIO FACTS
                                      Portfolio Inception                 1/3/95
                                      Fiscal Year End                DECEMBER 31
                                      Net Assets as of 6/30/2004     $84,353,747
                                      Primary Benchmark          LEHMAN BROTHERS
                                                                       AGGREGATE
                                                                      BOND INDEX

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan Bond Portfolio, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity, declined 0.4% for the six-month period ended June 30, 2004. This compares to the increase of 0.2% return of its benchmark index, the Lehman Brothers Aggregate Bond Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: Stronger-than-expected employment coupled with inflationary fears led to a significant increase in interest rates and a flattening of the yield curve. As a result, our duration position underperformed. Our position in emerging markets debt also detracted. Adding to performance was our active positioning in residential mortgages. Our position in investment-grade and high yield corporate debt were modestly positive -- strongly positive during the first half, but a drag on returns in the second quarter. After European interest rates outperformed five-year Treasuries, we took profits on the short-U.S./long-Eurozone trade. Our overweight to asset-backed securities was modestly positive for performance.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: During much of the period, we held a modestly long duration position, overweight at the front end of the curve. We reduced our holdings in residential mortgages during the first quarter on concerns about increasing fixed-rate supply, but moved to an overweight, mostly in lower coupons, in response to reduced supply and lower volatility in the second quarter. We overweighted investment-grade corporate bonds, focusing on select auto, telecom and financial names. Treasuries and agency securities were underweighted. We maintained a modest overweight to asset-backed securities. Based on our view that economy activity would pick up more quickly in the U.S. than in the Eurozone, we took a position in which we were long the Eurozone and short the U.S. We overweighted high-yield and emerging markets debt.

                                                 SEMI-ANNUAL REPORT JUNE 30 2004

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                                                                                       SINCE
                                                                                                   INCEPTION
                                                      1 YEAR         3 YEARS         5 YEARS        (1/3/95)
------------------------------------------------------------------------------------------------------------
BOND PORTFOLIO                                       (0.74%)           5.38%           6.03%           6.71%

[CHART]

LIFE OF PORTFOLIO PERFORMANCE (01/03/95 TO 06/30/04)

                JPMORGAN BOND        LEHMAN BROTHERS            CITIGROUP BROAD          LIPPER VARIABLE ANNUITY CORPORATE
                  PORTFOLIO       AGGREGATE BOND INDEX    INVESTMENT GRADE BOND INDEX       DEBT FUNDS A-RATED AVERAGE
 Jan 3, 95      $   10,000.00           $    10,000.00                $     10,000.00                       $    10,000.00
Jan 31, 95      $   10,150.00           $    10,000.00                $     10,000.00                       $    10,000.00
Feb 28, 95      $   10,319.51           $    10,238.00                $     10,234.00                       $    10,223.00
Mar 31, 95      $   10,359.75           $    10,300.45                $     10,293.36                       $    10,290.47
Apr 30, 95      $   10,489.25           $    10,444.66                $     10,434.38                       $    10,432.48
May 31, 95      $   10,908.82           $    10,848.87                $     10,848.62                       $    10,877.95
Jun 30, 95      $   10,998.27           $    10,928.06                $     10,924.56                       $    10,961.71
Jul 31, 95      $   10,948.78           $    10,904.02                $     10,902.71                       $    10,915.67
Aug 31, 95      $   11,088.92           $    11,035.96                $     11,028.09                       $    11,064.12
Sep 30, 95      $   11,188.72           $    11,143.01                $     11,131.76                       $    11,184.72
Oct 31, 95      $   11,358.79           $    11,287.87                $     11,280.92                       $    11,353.61
Nov 30, 95      $   11,518.95           $    11,457.19                $     11,456.91                       $    11,536.40
Dec 31, 95      $   11,688.28           $    11,617.59                $     11,615.01                       $    11,717.52
Jan 31, 96      $   11,763.08           $    11,694.26                $     11,693.99                       $    11,778.46
Feb 29, 96      $   11,494.89           $    11,490.78                $     11,495.19                       $    11,525.22
Mar 31, 96      $   11,381.09           $    11,410.35                $     11,412.43                       $    11,436.47
Apr 30, 96      $   11,305.97           $    11,346.45                $     11,327.98                       $    11,354.13
May 31, 96      $   11,252.83           $    11,323.76                $     11,321.18                       $    11,331.42
Jun 30, 96      $   11,402.50           $    11,475.49                $     11,467.22                       $    11,471.93
Jul 31, 96      $   11,424.16           $    11,506.48                $     11,498.19                       $    11,498.32
Aug 31, 96      $   11,392.17           $    11,486.92                $     11,482.09                       $    11,475.32
Sep 30, 96      $   11,574.45           $    11,686.79                $     11,681.88                       $    11,678.44
Oct 31, 96      $   11,820.98           $    11,946.24                $     11,944.72                       $    11,942.37
Nov 30, 96      $   12,024.30           $    12,150.52                $     12,141.81                       $    12,164.50
Dec 31, 96      $   11,928.11           $    12,037.52                $     12,034.96                       $    12,048.93
Jan 31, 97      $   11,938.84           $    12,074.83                $     12,081.89                       $    12,077.85
Feb 28, 97      $   12,005.70           $    12,105.02                $     12,095.18                       $    12,115.29
Mar 31, 97      $   11,865.24           $    11,970.65                $     11,973.02                       $    11,973.54
Apr 30, 97      $   12,011.18           $    12,150.21                $     12,144.24                       $    12,137.58
May 31, 97      $   12,134.89           $    12,265.64                $     12,258.39                       $    12,249.25
Jun 30, 97      $   12,258.67           $    12,411.60                $     12,404.27                       $    12,408.49
Jul 31, 97      $   12,619.07           $    12,746.72                $     12,740.42                       $    12,772.06
Aug 31, 97      $   12,506.76           $    12,638.37                $     12,630.86                       $    12,631.56
Sep 30, 97      $   12,686.86           $    12,825.42                $     12,816.53                       $    12,834.93
Oct 31, 97      $   12,844.18           $    13,011.39                $     13,001.09                       $    12,994.08
Nov 30, 97      $   12,912.25           $    13,071.24                $     13,062.19                       $    13,046.06
Dec 31, 97      $   13,046.54           $    13,203.26                $     13,195.43                       $    13,181.74
Jan 31, 98      $   13,208.32           $    13,372.26                $     13,365.65                       $    13,343.87
Feb 28, 98      $   13,196.43           $    13,361.56                $     13,356.29                       $    13,333.20
Mar 31, 98      $   13,254.49           $    13,406.99                $     13,408.38                       $    13,381.20
Apr 30, 98      $   13,319.44           $    13,476.71                $     13,478.11                       $    13,446.77
May 31, 98      $   13,447.31           $    13,604.74                $     13,607.50                       $    13,587.96
Jun 30, 98      $   13,552.20           $    13,720.38                $     13,719.08                       $    13,700.74
Jul 31, 98      $   13,564.39           $    13,749.19                $     13,747.89                       $    13,715.81
Aug 31, 98      $   13,773.29           $    13,973.30                $     13,958.23                       $    13,861.20
Sep 30, 98      $   14,063.90           $    14,300.28                $     14,287.64                       $    14,160.60
Oct 31, 98      $   13,959.83           $    14,224.48                $     14,223.35                       $    14,035.98
Nov 30, 98      $   14,040.80           $    14,305.56                $     14,301.58                       $    14,158.10
Dec 31, 98      $   14,092.75           $    14,348.48                $     14,345.91                       $    14,220.39
Jan 31, 99      $   14,164.62           $    14,450.35                $     14,452.07                       $    14,328.47
Feb 28, 99      $   13,922.40           $    14,197.47                $     14,199.16                       $    14,033.30
Mar 31, 99      $   14,043.53           $    14,275.56                $     14,280.10                       $    14,127.33
Apr 30, 99      $   14,089.87           $    14,321.24                $     14,327.22                       $    14,172.53
May 31, 99      $   13,906.71           $    14,195.21                $     14,195.41                       $    14,008.13
Jun 30, 99      $   13,821.87           $    14,149.79                $     14,147.15                       $    13,939.49
Jul 31, 99      $   13,773.50           $    14,090.36                $     14,090.56                       $    13,885.13
Aug 31, 99      $   13,748.71           $    14,083.32                $     14,080.69                       $    13,854.58
Sep 30, 99      $   13,883.44           $    14,246.68                $     14,249.66                       $    14,002.82
Oct 31, 99      $   13,944.53           $    14,299.39                $     14,292.41                       $    14,026.63
Nov 30, 99      $   13,969.63           $    14,297.96                $     14,290.98                       $    14,037.85
Dec 31, 99      $   13,934.71           $    14,229.33                $     14,225.24                       $    13,973.28
Jan 31, 2000    $   13,872.00           $    14,182.38                $     14,185.41                       $    13,928.56
Feb 29, 2000    $   14,020.43           $    14,353.98                $     14,351.38                       $    14,078.99
Mar 31, 2000    $   14,194.28           $    14,543.46                $     14,537.95                       $    14,252.16
Apr 30, 2000    $   14,114.80           $    14,501.28                $     14,494.34                       $    14,158.10
May 31, 2000    $   14,076.69           $    14,494.03                $     14,481.29                       $    14,109.96
Jun 30, 2000    $   14,354.00           $    14,795.51                $     14,783.95                       $    14,409.09
Jul 31, 2000    $   14,430.07           $    14,930.15                $     14,918.48                       $    14,535.89
Aug 31, 2000    $   14,656.62           $    15,146.63                $     15,131.82                       $    14,733.58
Sep 30, 2000    $   14,744.56           $    15,242.06                $     15,234.72                       $    14,821.98
Oct 31, 2000    $   14,807.97           $    15,342.65                $     15,332.22                       $    14,867.93
Nov 30, 2000    $   15,061.18           $    15,594.27                $     15,580.60                       $    15,090.95
Dec 31, 2000    $   15,415.12           $    15,884.33                $     15,875.07                       $    15,394.28
Jan 31, 2001    $   15,706.47           $    16,143.24                $     16,137.01                       $    15,668.29
Feb 28, 2001    $   15,786.57           $    16,283.69                $     16,280.63                       $    15,804.61
Mar 31, 2001    $   15,826.04           $    16,365.11                $     16,365.29                       $    15,882.05
Apr 30, 2001    $   15,694.68           $    16,296.37                $     16,288.37                       $    15,802.64
May 31, 2001    $   15,788.85           $    16,394.15                $     16,395.88                       $    15,905.36
Jun 30, 2001    $   15,829.90           $    16,456.45                $     16,449.98                       $    15,951.48
Jul 31, 2001    $   16,138.58           $    16,825.07                $     16,829.98                       $    16,310.39
Aug 31, 2001    $   16,325.79           $    17,018.56                $     17,015.11                       $    16,473.50
Sep 30, 2001    $   16,405.78           $    17,215.98                $     17,224.39                       $    16,573.98
Oct 31, 2001    $   16,742.10           $    17,575.79                $     17,572.33                       $    16,888.89
Nov 30, 2001    $   16,581.38           $    17,333.24                $     17,329.83                       $    16,684.53
Dec 31, 2001    $   16,483.55           $    17,222.31                $     17,227.58                       $    16,574.42
Jan 31, 2002    $   16,612.12           $    17,361.81                $     17,363.68                       $    16,688.78
Feb 28, 2002    $   16,740.03           $    17,530.22                $     17,530.37                       $    16,820.62
Mar 31, 2002    $   16,527.44           $    17,239.22                $     17,241.12                       $    16,556.54
Apr 30, 2002    $   16,806.75           $    17,573.66                $     17,568.70                       $    16,824.75
May 31, 2002    $   16,921.04           $    17,723.04                $     17,718.04                       $    16,957.67
Jun 30, 2002    $   16,907.50           $    17,877.23                $     17,849.15                       $    17,037.37
Jul 31, 2002    $   17,022.47           $    18,093.54                $     18,061.55                       $    17,171.96
Aug 31, 2002    $   17,379.94           $    18,399.32                $     18,377.63                       $    17,460.45
Sep 30, 2002    $   17,623.26           $    18,697.39                $     18,669.83                       $    17,715.38
Oct 31, 2002    $   17,580.96           $    18,611.38                $     18,585.82                       $    17,589.60
Nov 30, 2002    $   17,609.09           $    18,605.80                $     18,582.10                       $    17,645.88
Dec 31, 2002    $   17,938.38           $    18,990.94                $     18,968.61                       $    17,997.04
Jan 31, 2003    $   17,981.44           $    19,008.03                $     18,983.79                       $    18,027.63
Feb 28, 2003    $   18,209.80           $    19,270.34                $     19,253.36                       $    18,272.81
Mar 31, 2003    $   18,195.23           $    19,254.93                $     19,236.03                       $    18,247.23
Apr 30, 2003    $   18,393.56           $    19,414.74                $     19,405.30                       $    18,447.95
May 31, 2003    $   18,709.93           $    19,775.86                $     19,764.30                       $    18,798.46
Jun 30, 2003    $   18,665.03           $    19,736.31                $     19,728.73                       $    18,775.90
Jul 31, 2003    $   17,774.70           $    19,073.17                $     19,061.90                       $    18,146.91
Aug 31, 2003    $   17,986.22           $    19,199.05                $     19,193.42                       $    18,272.12
Sep 30, 2003    $   18,513.22           $    19,707.82                $     19,696.29                       $    18,765.47
Oct 31, 2003    $   18,316.98           $    19,524.54                $     19,515.09                       $    18,613.47
Nov 30, 2003    $   18,377.43           $    19,571.40                $     19,571.68                       $    18,678.61
Dec 31, 2003    $   18,603.47           $    19,771.03                $     19,767.40                       $    18,861.66
Jan 31, 2004    $   18,754.16           $    19,929.20                $     19,931.47                       $    19,008.78
Feb 29, 2004    $   18,919.19           $    20,144.43                $     20,144.73                       $    19,183.67
Mar 31, 2004    $   19,070.55           $    20,295.51                $     20,297.83                       $    19,327.54
Apr 30, 2004    $   18,555.64           $    19,767.83                $     19,770.09                       $    18,850.15
May 31, 2004    $   18,427.61           $    19,688.76                $     19,685.08                       $    18,752.13
Jun 30, 2004    $   18,526.00           $    19,799.00                $     19,801.00                       $    18,846.00

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT INDICATIVE OF FUTURE RETURNS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE PORTFOLIO'S PROSPECTUS WHICH INCLUDES INFORMATION ON THE PORTFOLIO'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A PORTFOLIO'S PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Bond Portfolio, Lehman Brothers Aggregate Bond Index, Citigroup Broad Investment Grade Bond Index, and Lipper Variable Annuity Corporate Debt Funds A-Rated Average from January 3, 1995 to June 30, 2004. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The Citigroup Broad Investment Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment grade bonds. The Lipper Variable Annuity Corporate Debt Funds A-Rated Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

JPMORGAN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS                                     AS OF JUNE 30, 2004

SHARES         ISSUER                                                       VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 89.0%

               PREFERRED STOCK -- 0.0% ^

               FINANCIAL SERVICES -- 0.0% ^
         100   Home Ownership Funding                              $       43,404
               Corp., 7.36%, SDR, #, (i)
               (Cost $100,104)

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------
               U.S. TREASURY SECURITIES -- 8.7%
               U.S. Treasury Notes & Bonds,
$     95,000   1.88%, 01/31/06 +                                           94,095
   1,335,000   3.88%, 05/15/09 +                                        1,339,484
   2,695,000   4.00%, 06/15/09 +                                        2,718,055
   2,090,000   4.75%, 05/15/14 +                                        2,111,799
   2,000,000   7.25%, 08/15/22, @ +                                     2,450,624
     150,000   6.75%, 08/15/26, @ +                                       176,303
     255,000   5.38%, 02/15/31 +                                          257,182
               ------------------------------------------------------------------
               Total U.S. Treasury Securities                           9,147,542
               (Cost $9,167,085)
               ------------------------------------------------------------------

               U.S. GOVERNMENT AGENCY SECURITIES -- 1.0%
     300,000   Federal Home Loan Mortgage
               Corp., 6.25%, 07/15/32                                     316,003
               Federal National Mortgage
               Association,
       1,000   7.00%, 07/15/05 +                                            1,048
     615,000   7.13%, 01/15/30                                            716,459
               ------------------------------------------------------------------
               Total U.S. Government Agency
               Securities                                               1,033,510
               (Cost $985,959)
               ------------------------------------------------------------------

               FOREIGN GOVERNMENT SECURITIES -- 1.9%
               Federal Republic of Brazil
               (Brazil),
      50,000   14.50%, 10/15/09                                            58,000
      50,000   10.00%, 08/07/11                                            47,875
      46,911   8.00%, 04/15/14                                             42,982
      45,000   12.75%, 01/15/20                                            47,700
     225,782   Republic of Colombia
               (Colombia), 9.75%, 04/09/11                                249,488
     170,000   Republic of Peru (Peru),
               8.38%, 05/03/16                                            156,825
               Russian Federation (Russia),
$    220,000   8.75%, 07/24/05,
               Regulation S                                        $      231,000
     140,000   10.00%, 06/26/07,
               Regulation S                                               157,127
     415,000   5.00%, 03/31/30,
               Regulation S, SUB                                          379,206
     100,000   Ukraine Government (Ukraine),
               6.88%, 03/04/11, #                                          94,250
               United Mexican States
               (Mexico),
     100,000   8.38%, 01/14/11                                            112,900
      80,000   7.50%, 01/14/12                                             86,160
     100,000   5.88%, 01/15/14, Ser. A, MTN                                95,850
      40,000   11.50%, 05/15/26                                            56,000
     165,000   8.30%, 08/15/31, MTN                                       172,673
               ------------------------------------------------------------------
               Total Foreign Government
               Securities                                               1,988,036
               (Cost $2,019,419)
               ------------------------------------------------------------------

               STATE AND MUNICIPAL OBLIGATIONS -- 0.7%
     130,000   California State Department of
               Transportation, Federal
               Highway, Ser. A, Rev., GAB,
               FGIC, 5.00%, 02/01/14                                      139,870
      15,000   Chicago Board of Education,
               Ser. A, GO, MBIA, 5.00%,
               12/01/14                                                    16,062
      25,000   Chicago Board of Education,
               Ser. A, GO, MBIA, 5.00%,
               12/01/15                                                    26,510
      50,000   Chicago Board of Education,
               Ser. A, GO, MBIA, 5.00%,
               12/01/16                                                    52,761
      35,000   Chicago Board of Education,
               Ser. A, GO, MBIA, 5.00%,
               12/01/17                                                    36,693
      35,000   Chicago Board of Education,
               Ser. A, GO, MBIA, 5.00%,
               12/01/18                                                    36,986

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                       VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               STATE AND MUNICIPAL OBLIGATIONS --
               CONTINUED
$     40,000   Colorado Department of
               Transportation, Ser. A, Rev.,
               RAN, FGIC, 5.00%, 12/15/16                          $       42,527
      15,000   Colorado Department of
               Transportation, Ser. B, Rev.,
               RAN, FGIC, 5.00%, 12/15/14                                  16,145
      80,000   Colorado Department of
               Transportation, Ser. B, Rev.,
               RAN, FGIC, 5.00%, 12/15/15                                  85,664
      25,000   New Jersey State, Various
               Purposes, GO, AMBAC, 5.00%,
               04/01/14                                                    26,904
      30,000   New Jersey State, Various
               Purposes, GO, AMBAC, 5.00%,
               04/01/15                                                    32,285
      30,000   New Jersey State, Various
               Purposes, GO, AMBAC, 5.00%,
               04/01/16                                                    32,036
      30,000   New Jersey State, Various
               Purposes, GO, AMBAC, 5.00%,
               04/01/17                                                    31,813
      10,000   Ohio State, Common Schools,
               Ser. A, GO, 5.00%, 06/15/14                                 10,758
      10,000   Ohio State, Common Schools,
               Ser. A, GO, 5.00%, 06/15/16                                 10,565
      30,000   South Carolina State Public
               Service Authority, Ser. A, Rev.,
               AMBAC, 5.00%, 01/01/18                                      31,299
      20,000   South Carolina State Public
               Service Authority, Ser. A, Rev.,
               AMBAC, 5.00%, 01/01/19                                      20,724
       5,000   South Carolina State Public
               Service Authority, Ser. A, Rev.,
               FSA, 5.00%, 01/01/14                                         5,377
      10,000   South Carolina State Public
               Service Authority, Ser. A, Rev.,
               FSA, 5.00%, 01/01/15                                        10,681
      15,000   South Carolina State Public
               Service Authority, Ser. A, Rev.,
               FSA, 5.00%, 01/01/16                                        15,876
$     20,000   South Carolina State Public
               Service Authority, Ser. A, Rev.,
               FSA, 5.00%, 01/01/17                                $       21,024
               ------------------------------------------------------------------
               Total State and Municipal
               Obligations (Cost $730,309)                                702,560
               ------------------------------------------------------------------

               CORPORATE NOTES & BONDS -- 29.8%
               AEROSPACE -- 0.2%
      60,000   Bombardier, Inc. (Canada),
               6.30%, 05/01/14, #                                          50,961
     200,000   General Dynamics Corp.,
               2.13%, 05/15/06                                            196,729
               ------------------------------------------------------------------
                                                                          247,690
               ------------------------------------------------------------------

               AUTOMOTIVE -- 2.6%
               DaimlerChrysler N.A. Holding
               Corp.,
     250,000   1.87%, 05/24/06, MTN, FRN                                  250,700
     110,000   7.20%, 09/01/09                                            119,741
               Ford Motor Credit Co.,
     680,000   7.88%, 06/15/10                                            739,883
     345,000   7.00%, 10/01/13                                            348,266
               General Motors Acceptance
               Corp.,
     125,000   2.14%, 05/18/06, MTN, FRN                                  125,234
     440,000   2.04%, 01/16/07, MTN, FRN                                  441,231
      30,000   6.88%, 09/15/11                                             30,759
               General Motors Corp.,
     200,000   7.20%, 01/15/11                                            209,559
     110,000   8.25%, 07/15/23                                            115,198
     295,000   8.38%, 07/15/33                                            312,255
      44,000   TRW Automotive, Inc., 9.38%,
               02/15/13                                                    49,610
               ------------------------------------------------------------------
                                                                        2,742,436
               ------------------------------------------------------------------

               BANKING -- 5.9%
      45,000   Abbey National Capital Trust I,
               8.96%, to 6/30; thereafter FRN,
               12/31/49 +                                                  56,119

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                       VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               BANKING -- CONTINUED
$    250,000   ABN-Amro North American
               Holding Preferred Capital
               Repackage Trust I, 6.52%,
               to 11/12; thereafter FRN,
               12/29/49, # +                                       $      263,567
     365,000   ANZ Capital Trust I, 5.36%,
               12/15/53, # +                                              349,167
     135,000   Cadets Trust, 4.80%, 07/15/13,
               Ser. 2003-1, #                                             126,364
     230,000   Danske Bank AS (Denmark),
               5.91%, to 6/14; thereafter FRN,
               12/31/49, #                                                231,226
     240,000   HBOS PLC (United Kingdom),
               5.38%, to 11/13; thereafter
               FRN, 12/31/49, #                                           231,290
     185,000   Independence Community
               Bank Corp., 3.75%, to 04/09;
               thereafter FRN, 04/01/14                                   176,026
     115,000   Industrial Bank Of Korea
               (South Korea), 4.00%, to
               05/09; thereafter FRN,
               05/19/14, #                                                107,577
     265,000   KBC Bank Fund Trust III, 9.86%,
               to 11/09; thereafter FRN,
               11/29/49, #                                                324,123
     245,000   Korea First Bank (South Korea),
               7.27%, to 03/14; thereafter
               FRN, 03/03/34, #                                           235,465
     155,000   Mizuho Finance Group LTD
               (Cayman Islands), 5.79%,
               04/15/14, #                                                152,363
     250,000   Nordea Bank AB (Sweden),
               8.95%, to 11/09; thereafter
               FRN, 12/31/49, #                                           296,372
     245,000   Northern Rock PLC
               (United Kingdom), 5.60%,
               12/31/49, MTN, #                                           238,047
     225,000   Popular North America, Inc.,
               4.70%, 06/30/09                                            225,197
     150,000   Rabobank Capital Funding II,
               5.26%, 12/31/49, #                                         145,152
               RBS Capital Trust I,
$     45,000   6.43%, to 01/34; thereafter
               FRN, 12/29/49                                       $       43,079
     365,000   4.71%, to 07/13; thereafter
               FRN, 12/31/49                                              336,521
               Royal Bank of Scotland Group
               PLC (United Kingdom),
      25,000   7.65%, to 09/31; thereafter
               FRN, 12/31/49                                               28,069
     385,000   7.82%, 12/31/49, Ser. 3                                    409,860
     210,000   Skandinaviska Enskilda Banken
               AB (Sweden), 4.96%, to 03/14;
               thereafter FRN, 12/31/49,#                                 196,314
     160,000   Standard Chartered Bank
               (United Kingdom), 8.00%,
               05/30/31, #                                                189,147
     290,000   SunTrust Bank, 2.50%,
               11/01/06                                                   284,120
     105,000   Swedbank (Sweden), 9.00%, to
               03/10; thereafter FRN,
               12/31/49, #                                                124,985
     390,000   U.S. Bank N.A., 2.85%,
               11/15/06                                                   389,402
     135,000   Wells Fargo & Co, 1.62%,
               03/23/07, FRN                                              135,017
     250,000   Westpac Banking Corp.
               (Australia), 1.35%, 05/25/07,
               FRN, #                                                     249,724
     230,000   Westpac Capital Trust III,
               5.82%, to 09/13; thereafter
               FRN, 12/31/49, #                                           228,503
     165,000   Westpac Capital Trust IV,
               5.26%, 12/31/49, #                                         152,005
     290,000   Woori Bank (South Korea),
               5.75%, to 03/09; thereafter
               FRN, 03/13/14, #                                           286,362
               ------------------------------------------------------------------
                                                                        6,211,163
               ------------------------------------------------------------------

               BROADCASTING/CABLE -- 0.1%
      40,000   Echostar DBS Corp., 6.38%,
               10/01/11                                                    39,400

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                       VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               BROADCASTING/CABLE -- CONTINUED
$     40,000   Mediacom LLC/Mediacom
               Capital Corp., 9.50%, 01/15/13                      $       38,600
               ------------------------------------------------------------------
                                                                           78,000
               ------------------------------------------------------------------

               BUSINESS SERVICES -- 0.1%
     120,000   Cendant Corp., 7.13%, 03/15/15                             131,420
               ------------------------------------------------------------------

               CHEMICALS -- 0.6%
      40,000   Huntsman International LLC,
               9.88%, 03/01/09                                             43,200
     190,000   ICI Wilmington, Inc., 5.63%,
               12/01/13                                                   185,723
      65,000   Lyondell Chemical Co., 10.88%,
               05/01/09                                                    67,925
     190,000   Nova Chemicals Corp.
               (Canada), 6.50%, 01/15/12                                  187,150
      65,000   PolyOne Corp., 10.63%,
               05/15/10                                                    68,900
      40,000   The Dow Chemical Co., 7.38%,
               11/01/29                                                    43,523
               ------------------------------------------------------------------
                                                                          596,421
               ------------------------------------------------------------------

               COMPUTER SOFTWARE -- 0.0% ^
      50,000   Unisys Corp., 6.88%, 03/15/10                               51,500
               ------------------------------------------------------------------

               COMPUTERS/COMPUTER HARDWARE -- 0.1%
      60,000   Electronic Data Systems Corp.,
               6.00%, 08/01/13, Ser. B                                     57,305
               ------------------------------------------------------------------

               CONSTRUCTION -- 0.4%
     135,000   Centex Corp., 5.70%, 05/15/14                              132,101
      35,000   D.R. Horton, Inc., 8.50%,
               04/15/12                                                    38,675
     140,000   Pulte Homes, Inc., 5.25%,
               01/15/14                                                   132,188
      55,000   Standard-Pacific Corp., 6.88%,
               05/15/11                                                    53,763
      90,000   Toll Brothers, Inc., 5.95%,
               09/15/13                                                    90,370
               ------------------------------------------------------------------
                                                                          447,097
               ------------------------------------------------------------------

               CONSTRUCTION MATERIALS -- 0.2%
$    230,000   KB Home, 5.75%, 02/01/14                            $      211,600
               ------------------------------------------------------------------

               CONSUMER SERVICES -- 0.0% ^
      40,000   Iron Mountain, Inc., 6.63%,
               01/01/16                                                    36,400
               ------------------------------------------------------------------

               DIVERSIFIED -- 0.3%
     175,000   General Electric Capital Corp.,
               6.75%, 03/15/32, Ser. A, MTN                               188,127
     120,000   Hutchison Whampoa
               International LTD (Hong Kong),
               6.25%, 01/24/14, #                                         116,337
               ------------------------------------------------------------------
                                                                          304,464
               ------------------------------------------------------------------

               ENVIRONMENTAL SERVICES -- 0.3%
               Allied Waste North America, Inc.,
     290,000   6.13%, 02/15/14, # +                                       265,350
      20,000   7.38%, 04/15/14, # +                                        19,450
               ------------------------------------------------------------------
                                                                          284,800
               ------------------------------------------------------------------

               FINANCIAL SERVICES -- 8.9%
               American General Finance Corp.,
     340,000   3.00%, 11/15/06, Ser. H, MTN +                             335,961
     170,000   4.50%, 11/15/07, Ser. H, MTN +                             172,677
      50,000   Arch Western Finance LLC,
               6.75%, 07/01/13, # +                                        50,000
     440,000   The Bear Stearns Co., Inc.,
               1.30%, 01/16/07, Ser. B, MTN,
               FRN                                                        440,008
     335,000   Capital One Financial Corp.,
               8.75%, 02/01/07                                            370,714
               CIT Group, Inc.,
     600,000   1.77%, 06/19/06, MTN, FRN                                  601,135
     300,000   1.47%, 05/18/07, MTN, FRN                                  299,644
     260,000   Citigroup, Inc., 1.68%,
               03/20/06, FRN                                              260,518
     275,000   Countrywide Home Loans, Inc.,
               1.40%, 02/17/06, Ser. L, MTN,
               FRN                                                        274,967
     125,000   Credit Suisse First Boston USA,
               Inc., 5.13%, 01/15/14                                      120,800

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                       VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               FINANCIAL SERVICES -- CONTINUED
               Goldman Sachs Group, Inc.,
$    350,000   1.31%, 07/28/06, Ser. B, MTN,
               FRN                                                 $      349,997
      50,000   6.60%, 01/15/12                                             53,804
      30,000   5.70%, 09/01/12                                             30,432
     165,000   4.75%, 07/15/13                                            155,001
     200,000   6.35%, 02/15/34                                            187,815
     488,309   Goldman Sachs Mortgage
               Securities II, 1.39%, 11/15/15,
               Ser. 2003-FL6A, Class A1,
               FRN, #                                                     488,541
     170,000   HBOS Capital Funding LP
               (United Kingdom), 6.07%, to
               6/14; thereafter FRN,
               12/31/49, #                                                170,679
     125,000   Household Finance Corp.,
               1.33%, 02/09/07, MTN, FRN                                  125,208
               HSBC Capital Funding LP
               (Channel Islands),
     325,000   4.61%, to 06/13; thereafter
               FRN, 12/31/49, #                                           294,625
     100,000   9.55%, to 06/10; thereafter
               FRN, 12/31/49, #                                           122,055
     125,000   ING Capital Funding Trust III,
               8.44%, to 12/10; thereafter
               FRN, 12/31/49                                              145,183
     150,000   John Deere Capital Corp.,
               1.61%, 03/16/06, Ser. D, MTN,
               FRN                                                        150,008
      35,000   Mantis Reef LTD (Australia),
               4.69%, 11/14/08, #                                          34,569
     350,000   Merrill Lynch & Co., Inc., 1.70%,
               12/22/06, Ser. C, MTN, FRN                                 350,490
     195,000   Mizuho JGB Investment LLC,
               9.87%, to 06/08; thereafter
               FRN, 12/31/49, #                                           220,583
     205,000   Mizuho Preferred Capital Co.,
               LLC, 8.79%, to 06/08;
               thereafter FRN, 12/31/49, #                                224,475
               Morgan Stanley,
$    430,000   1.28%, 01/12/07, FRN                                $      430,412
      10,000   3.88%, 01/15/09                                              9,736
     135,000   4.75%, 04/01/14                                            124,554
     345,000   Pricoa Global Funding I, 3.90%,
               12/15/08, #                                                338,742
   1,330,000   Special Purpose Accounts
               Receivable Cooperative Corp.
               Trust (SPARCS), 1.60%,
               05/23/05, Ser. 2003-6, FRN, #                            1,329,999
     965,000   Targeted Returns Index
               (TRAINS), 8.22%, 08/01/15,
               Ser. HY-2004-1, FRN, #                                   1,001,187
     105,000   UFJ Finance AEC (Aruba),
               6.75%, 07/15/13                                            108,577
               ------------------------------------------------------------------
                                                                        9,373,096
               ------------------------------------------------------------------

               HEALTH CARE/HEALTH CARE SERVICES -- 0.6%
      50,000   Fresenius Medical Care Capital
               Trust II, 7.88%, 02/01/08                                   52,875
     260,000   HCA, Inc., 5.25%, 11/06/08                                 258,392
      20,000   Medex, Inc., 8.88%, 05/15/13                                21,100
      60,000   Tenet Healthcare Corp., 5.00%,
               07/01/07                                                    59,700
     190,000   UnitedHealth Group, Inc.,
               3.30%, 01/30/08                                            185,713
               ------------------------------------------------------------------
                                                                          577,780
               ------------------------------------------------------------------

               INSURANCE -- 1.3%
     130,000   Ace INA Holdings, Inc., 5.88%,
               06/15/14 +                                                 131,520
     100,000   Arch Capital Group LTD
               (Bermuda), 7.35%, 05/01/34 +                               100,662
               Assurant, Inc.,
      35,000   5.63%, 02/15/14 +                                           34,363
      55,000   6.75%, 02/15/34 +                                           54,429
     130,000   AXA (France), 8.60%,
               12/15/30 +                                                 159,200
     125,000   Fund American Companies,
               Inc., 5.88%, 05/15/13                                      124,734

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                       VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               INSURANCE -- CONTINUED
               Genworth Financial, Inc.,
$    130,000   5.75%, 06/15/14                                     $      131,281
      50,000   6.50%, 06/15/34, Ser. A                                     50,327
     275,000   Liberty Mutual Group, 5.75%,
               03/15/14, #                                                265,387
     115,000   Pennsylvania Mutual Life
               Insurance Co., 6.65%,
               06/15/34, #                                                114,407
      90,000   Prudential Holdings LLC,
               8.70%, 12/18/23, #                                         111,618
      75,000   QBE Insurance Group LTD
               (Australia), 5.65%, to 07/13;
               thereafter FRN, 07/01/23, #                                 71,347
               ------------------------------------------------------------------
                                                                        1,349,275
               ------------------------------------------------------------------

               METALS/MINING -- 0.0% ^
      40,000   Peabody Energy Corp., 6.88%,
               03/15/13, Ser. B                                            40,500
               ------------------------------------------------------------------

               MULTI-MEDIA -- 0.7%
     173,000   Comcast Cable
               Communications Holdings, Inc.,
               8.38%, 03/15/13                                            203,092
      45,000   Comcast Corp., 7.05%,
               03/15/33                                                    46,614
      55,000   Liberty Media Corp., 5.70%,
               05/15/13                                                    54,182
      60,000   Medianews Group, Inc., 6.88%,
               10/01/13                                                    56,700
               News America, Inc.,
      45,000   7.13%, 04/08/28                                             47,851
      25,000   7.28%, 06/30/28                                             27,064
               Time Warner, Inc.,
     200,000   7.63%, 04/15/31                                            216,429
      60,000   7.70%, 05/01/32                                             65,545
               ------------------------------------------------------------------
                                                                          717,477
               ------------------------------------------------------------------

               OFFICE/BUSINESS EQUIPMENT -- 0.0% ^
      20,000   Xerox Corp., 7.63%, 06/15/13                                20,450
               ------------------------------------------------------------------

               OIL & GAS -- 0.9%
               Amerada Hess Corp.,
$     95,000   6.65%, 08/15/11 +                                   $      100,530
      35,000   7.30%, 08/15/31 +                                           35,537
      45,000   Anadarko Petroleum Corp.,
               6.13%, 03/15/12 +                                           47,421
     215,000   BP Capital Markets PLC
               (United Kingdom), 2.75%,
               12/29/06                                                   212,262
      50,000   Canadian Natural Resources
               LTD (Canada) (Yankee), 7.20%,
               01/15/32                                                    55,187
     160,000   Halliburton Co., 5.50%,
               10/15/10                                                   161,870
     105,000   Husky Energy, Inc. (Canada),
               6.15%, 06/15/19                                            105,433
     115,000   Kerr-McGee Corp., 6.95%,
               07/01/24                                                   114,629
      99,000   PEMEX Project Funding Master
               Trust, 8.63%, 02/01/22                                     102,960
               ------------------------------------------------------------------
                                                                          935,829
               ------------------------------------------------------------------

               PACKAGING -- 0.2%
      45,000   Crown European Holdings SA
               (France), 9.50%, 03/01/11                                   49,050
               Owens-Brockway Glass Container, Inc.,
      85,000   8.88%, 02/15/09                                             91,800
      30,000   7.75%, 05/15/11                                             31,200
               ------------------------------------------------------------------
                                                                          172,050
               ------------------------------------------------------------------

               PAPER/FOREST PRODUCTS -- 0.2%
      10,000   Abitibi-Consolidated, Inc.
               (Canada) (Yankee), 6.00%,
               06/20/13 +                                                   8,851
      10,000   Georgia-Pacific Corp., 7.38%,
               07/15/08                                                    10,650
      70,000   International Paper Co., 5.85%,
               10/30/12                                                    71,098
      90,000   Tembec Industries, Inc.
               (Canada), 8.50%, 02/01/11                                   90,900
               ------------------------------------------------------------------
                                                                          181,499
               ------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                       VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               PHARMACEUTICALS -- 0.1%
$     70,000   Wyeth, 6.45%, 02/01/24                              $       66,566
               ------------------------------------------------------------------

               PIPELINES -- 0.8%
     320,000   Duke Capital Corp., 6.25%,
               02/15/13                                                   324,426
      75,000   Enterprise Products Partners
               LP, 6.38%, 02/01/13, Ser. B                                 74,290
               Kinder Morgan Energy Partners LP,
     105,000   7.40%, 03/15/31                                            111,884
      55,000   7.30%, 08/15/33                                             58,027
     190,000   Plains All American Pipeline
               LP/PAA Finance Corp., 5.63%,
               12/15/13, #                                                180,360
      20,000   Transcontinental Gas Pipeline
               Corp., 8.88%, 07/15/12, Ser. B                              22,600
      20,000   Williams Companies, Inc.,
               8.13%, 03/15/12                                             21,350
               ------------------------------------------------------------------
                                                                          792,937
               ------------------------------------------------------------------

               PRINTING & PUBLISHING -- 0.2%
     190,000   Quebecor World Capital Corp.
               (Canada), 6.13%, 11/15/13                                  180,992
      50,000   Von Hoffman Press, Inc.,
               10.25%, 03/15/09                                            51,438
               ------------------------------------------------------------------
                                                                          232,430
               ------------------------------------------------------------------

               REAL ESTATE INVESTMENT TRUST -- 0.1%
     125,000   iStar Financial, Inc., 6.00%,
               12/15/10                                                   124,219
               ------------------------------------------------------------------

               RETAILING -- 0.3%
      50,000   Ingles Markets, Inc., 8.88%,
               12/01/11                                                    51,375
     275,000   Safeway, Inc., 4.13%, 11/01/08                             269,181
               ------------------------------------------------------------------
                                                                          320,556
               ------------------------------------------------------------------

               SHIPPING/TRANSPORTATION -- 0.1%
      50,000   Teekay Shipping Corp.
               (Bahamas), 8.88%, 07/15/11     55,313
               ------------------------------------------------------------------

               STEEL -- 0.1%
$     55,000   United States Steel Corp.,
               9.75%, 05/15/10                                     $       60,913
               ------------------------------------------------------------------

               TELECOMMUNICATIONS -- 2.3%
               AT&T Wireless Services, Inc.,
     160,000   7.88%, 03/01/11 +                                          181,994
     110,000   8.75%, 03/01/31 +                                          134,109
     115,000   British Telecom PLC (United
               Kingdom), 8.38%, 12/15/10                                  134,299
               Deutsche Telekom
               International Finance BV
               (The Netherlands),
     190,000   8.50%, 06/15/10, SUB                                       222,025
     120,000   5.25%, 07/22/13                                            116,824
               France Telecom (France),
     110,000   8.75%, 03/01/11                                            127,470
     105,000   9.50%, 03/01/31                                            131,777
      40,000   Nextel Communications, Inc.,
               7.38%, 08/01/15                                             40,400
     225,000   Rogers Wireless
               Communications, Inc.
               (Canada), 6.38%, 03/01/14, #                               207,000
               Sprint Capital Corp.,
     220,000   6.00%, 01/15/07                                            230,389
     135,000   8.75%, 03/15/32                                            157,313
     120,000   TCI Communications, Inc.,
               7.88%, 02/15/26                                            135,425
     130,000   Telecom Italia Capital SA
               (Luxembourg), 4.00%,
               11/15/08, #                                                127,705
               Verizon Global Funding Corp.,
     100,000   7.38%, 09/01/12                                            112,477
     110,000   7.75%, 12/01/30                                            123,550
     175,000   Verizon New York, Inc., 6.88%,
               04/01/12, Ser. A                                           187,620
               ------------------------------------------------------------------
                                                                        2,370,377
               ------------------------------------------------------------------

               UTILITIES -- 2.2%
     140,000   Alabama Power Co., 2.80%,
               12/01/06 +                                                 138,139
     100,000   Arizona Public Service Co.,
               4.65%, 05/15/15 +                                           90,695

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                       VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               UTILITIES -- CONTINUED
$     50,000   Calpine Corp., 8.75%,
               07/15/13, #                                         $       41,000
     125,000   DTE Energy Co., 6.38%,
               04/15/33                                                   117,059
     150,000   National Rural Utilities
               Cooperative Finance Corp.,
               3.88%, 02/15/08                                            149,575
     235,000   Nisource Finance Corp., 6.15%,
               03/01/13                                                   243,474
               Pacific Gas & Electric Co.,
     225,000   1.81%, 04/03/06, FRN                                       225,136
     125,000   4.20%, 03/01/11                                            119,025
     135,000   4.80%, 03/01/14                                            127,918
     155,000   PacifiCorp, 4.30%, 09/15/08                                154,998
               Pepco Holdings, Inc.,
      25,000   6.45%, 08/15/12                                             25,895
     100,000   7.45%, 08/15/32                                            105,821
     205,000   PSEG Power LLC, 5.50%,
               12/01/15                                                   195,844
      65,000   Reliant Resources, Inc., 9.50%,
               07/15/13                                                    70,038
               Southern California Edison Co.
      85,000   5.00%, 01/15/14                                             82,696
      50,000   6.00%, 01/15/34                                             47,909
     170,000   TXU Energy Co., 7.00%,
               03/15/13                                                   185,122
     180,000   Westar Energy, Inc., 6.00%,
               07/01/14                                                   182,875
               ------------------------------------------------------------------
                                                                        2,303,219
               ------------------------------------------------------------------
               Total Corporate Notes & Bonds                           31,094,782
               (Cost $31,149,066)
               ------------------------------------------------------------------

               RESIDENTIAL MORTGAGE BACKED
               SECURITIES -- 26.9%
               COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.8%
               Countrywide Home Loans, Inc.,
   1,430,000   6.25%, 10/25/32, Ser. 2002-22,
               Class A20                                                1,467,258
     788,888   5.50%, 08/25/33,
               Ser. 2003-29, Class A1                                     782,135
$  1,291,423   Federal Home Loan Mortgage
               Corp., 5.00%,02/15/34,
               Ser. 2743, Class OZ                                 $    1,284,966
      32,041   Federal National Mortgage
               Association, 13.72%, 04/25/34,
               Ser. 2004-20, Class SA, FRN                                 32,041
     484,700   Government National Mortgage
               Association, 10.80%, 12/16/33,
               Ser. 2004-7, Class SB, FRN                                 449,711
     591,519   Impac CMB Trust, 1.66%,
               09/25/34, Ser. 2004-5,
               Class 1A1, FRN                                             591,493
     709,843   MASTR Asset Securitization
               Trust, 6.25%, 09/25/32,
               Ser. 2002-5, Class 5A27                                    713,269
     271,388   Medallion Trust (Australia),
               1.41%, 05/25/35, FRN                                       271,388
               RESI Finance LP (Cayman Islands),
     393,795   2.73%, 07/10/35, Ser. 2003-B,
               Class B3, FRN, #                                           400,686
     534,635   2.58%, 09/10/35, Ser. 2003-C,
               Class B3, FRN, #                                           543,991
      99,006   2.78%, 09/10/35, Ser. 2003-C,
               Class B4, FRN, #                                           100,739
     515,770   2.48%, 12/10/35, Ser. 2003-D,
               Class B3, FRN, #                                           517,635
     168,617   2.68%, 12/10/35, Ser. 2003-D,
               Class B4, FRN, #                                           169,220
     269,966   RMAC (United Kingdom),
               1.58%, 12/12/20, Ser. 2004-
               NS1A, Class A1B, FRN, #                                    269,966
     117,392   SACO I, Inc., 7.00%, 08/25/36,
               Ser. 1997-2, Class 1A5, #                                  118,713
     500,000   Washington Mutual, 1.72%,
               06/25/44, Ser. 2004-AR8,
               Class A1, FRN                                              500,000
               ------------------------------------------------------------------
                                                                        8,213,211
               ------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                       VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               MORTGAGE BACKED PASS-THROUGH
               SECURITIES -- 19.1%
$  3,000,000   Federal Home Loan
               Mortgage Corp., 6.00%,
               08/15/31, Gold Pool, TBA                            $    3,050,625
               Federal National Mortgage Association,
   3,000,000   5.00%, 07/25/19, TBA                                     3,002,814
   4,000,000   5.00%, 08/25/19, TBA                                     3,990,000
   3,400,000   5.50%, 07/25/34, TBA                                     3,383,000
   2,550,000   6.00%, 07/25/34, TBA                                     2,602,594
   1,500,000   6.00%, 08/25/34, TBA                                     1,524,843
   2,400,000   Government National Mortgage
               Association, 5.50%, 07/15/34,
               TBA                                                      2,395,500
               ------------------------------------------------------------------
                                                                       19,949,376
               ------------------------------------------------------------------
               Total Residential Mortgage
               Backed Securities
               (Cost $28,054,510)                                      28,162,587
               ------------------------------------------------------------------

               COMMERCIAL MORTGAGE BACKED
               SECURITIES -- 1.0%
     880,000   Capital One Multi-Asset
               Execution Trust, 2.49%,
               12/15/10, Ser. 2003-A, FRN, #                              909,700
     152,600   LB Commercial Conduit
               Mortgage Trust, 7.11%,
               10/15/32, Ser. 1999-C2,
               Class A1                                                   161,341
               Total Commercial Mortgage
               Backed Securities
               (Cost $1,056,144)                                        1,071,041
               ------------------------------------------------------------------

               ASSET BACKED SECURITIES -- 19.0%
               American Express Credit
               Account Master Trust,
     500,000   1.59%, 12/15/08, Ser. 2001-6,
               Class B, FRN +                                             501,764
     575,000   1.76%, 02/15/12, Ser. 2004-C,
               Class C, FRN, # +                                          575,000
               AmeriCredit Automobile
               Receivables Trust,
$    165,000   2.75%, 10/06/07, Ser. 2003-CF,
               Class A3 +                                          $      165,058
     420,000   1.37%, 12/06/07,
               Ser. 2003-DM, Class A3B, FRN +                             421,066
     270,000   3.48%, 05/06/10, Ser. 2003-CF,
               Class A4 +                                                 270,022
     225,000   2.84%, 08/06/10,
               Ser. 2003-DM, Class A4 +                                   221,614
     335,000   Capital Auto Receivables Asset
               Trust, 1.96%, 01/15/09,
               Ser. 2003-2, Class A4A                                     323,999
               Capital One Auto Finance Trust,
     125,000   3.18%, 09/15/10, Ser. 2003-B,
               Class A4                                                   123,012
     300,000   1.20%, 03/15/11, Ser. 2004-A,
               Class A4, FRN                                              300,000
               Capital One Master Trust,
     320,000   2.04%, 08/15/08, Ser. 2000-4,
               Class C, FRN, #                                            320,550
     500,000   4.60%, 08/17/09, Ser. 2001-8A,
               Class A                                                    513,986
     600,000   Capital One Multi-Asset
               Execution Trust, 3.65%,
               07/15/11, Ser. 2003-A4,
               Class A4                                                   587,387
     255,000   Carmax Auto Owner Trust,
               3.07%, 10/15/10, Ser. 2003-2,
               Class A4                                                   251,002
               Citibank Credit Card Issuance Trust,
     440,000   2.55%, 03/20/08,
               Ser. 2003-C2, Class C2, FRN                                444,513
     545,000   2.50%, 04/07/08,
               Ser. 2003-A5, Class A                                      540,351
     325,092   Citigroup Mortgage Loan Trust,
               Inc., 1.68%, 12/25/33,
               Ser. 2003-HE3, Class A, FRN                                326,178

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                       VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               ASSET BACKED SECURITIES -- CONTINUED
               Countrywide Asset-Backed
               Certificates,
$    210,000   3.61%, 04/25/30, Ser. 2003-5,
               Class AF3                                           $      209,298
     190,000   5.41%, 01/25/34, Ser. 2003-5,
               Class MF1                                                  187,002
     120,000   1.80%, 03/25/34, Ser. 2004-1,
               Class M1, FRN                                              120,460
     100,000   1.85%, 03/25/34, Ser. 2004-1,
               Class M2, FRN                                              100,249
     271,799   1.58%, 04/25/34, Ser. 2004-1,
               Class 3A, FRN                                              272,145
     605,000   Daimler Chrysler Master Owner
               Trust, 1.29%, 02/15/08,
               Ser. 2003-A, Class A, FRN                                  605,278
     560,000   Daimler Chrysler Auto Trust,
               2.88%, 10/08/09, Ser. 2003-A,
               Class A4                                                   556,133
     320,000   Discover Card Master Trust I,
               1.29%, 05/16/07, Ser. 2002-5,
               Class A, FRN                                               320,108
   1,125,000   Honda Auto Receivables Owner
               Trust, 2.79%, 03/16/09,
               Ser. 2003-4, Class A4                                    1,107,232
     780,000   Household Automotive Trust,
               4.37%, 12/17/08, Ser. 2001-3,
               Class A4                                                   792,610
               Long Beach Mortgage Loan Trust,
     598,530   1.62%, 07/25/33, Ser. 2003-3,
               Class A, FRN                                               599,290
     611,359   1.64%, 08/25/33, Ser. 2003-4,
               Class AV3, FRN                                             612,377
     300,000   1.98%, 08/25/33, Ser. 2003-4,
               Class M1, FRN                                              302,249
     578,713   1.60%, 02/25/34, Ser. 2004-1,
               Class A3, FRN                                              579,152
     190,000   1.80%, 02/25/34, Ser. 2004-1,
               Class M1, FRN                                              190,520
     125,000   1.85%, 02/25/34, Ser. 2004-1,
               Class M2, FRN                                              125,151
     250,000   1.41%, 07/25/34, Ser. 2004-3,
               Class A3, FRN                                              249,844
 $   250,000   1.72%, 07/25/34, Ser. 2004-3,
               Class M1, FRN                                       $      249,961
     155,000   M&I Auto Loan Trust, 2.97%,
               04/20/09, Ser. 2003-1,
               Class A4                                                   153,018
     275,000   MBNA Credit Card Master Note
               Trust, 2.39%, 12/15/13,
               Ser. 2001-C2, Class C2, FRN, #                             281,941
     255,000   Morgan Stanley Auto Loan
               Trust, 2.17%, 04/15/11,
               Ser. 2003-HB1, Class A2                                    249,312
     260,000   Onyx Acceptance Grantor Trust,
               2.66%, 05/17/10, Ser. 2003-C,
               Class A4                                                   254,950
               Option One Mortgage Loan
               Trust,
     304,553   1.72%, 02/25/33, Ser. 2003-1,
               Class A2, FRN                                              305,590
     195,117   1.62%, 07/01/33, Ser. 2003-5,
               Class A2, FRN                                              195,340
               Residential Asset Securities
               Corp.,
     139,976   1.55%, 07/25/32,
               Ser. 2002-KS4, Class AIIB, FRN                             139,976
     321,974   1.59%, 07/25/33,
               Ser. 2003-KS5, Class AIIB, FRN                             322,191
     294,053   1.62%, 11/25/33,
               Ser. 2003-KS9, Class A2B, FRN                              294,395
      84,583   Sears Credit Account Master
               Trust, 7.00%, 07/15/08,
               Ser. 1996-3, Class A                                        84,773
               SLM Student Loan Trust,
   1,000,000   1.57%, 12/15/12, Ser. 2003-12,
               Class A2, FRN                                            1,000,423
     905,000   2.99%, 12/15/22, Ser. 2003-11,
               Class A5, #                                                897,099
     230,000   Triad Auto Receivables Owner
               Trust, 3.20%, 12/13/10,
               Ser. 2003-B, Class A4                                      226,352

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                       VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               ASSET BACKED SECURITIES -- CONTINUED
               Volkswagen Auto Loan
               Enhanced Trust,
$    805,000   1.93%, 01/20/10, Ser. 2003-1,
               Class A4                                            $      780,227
     270,000   2.94%, 03/22/10, Ser. 2003-2,
               Class A4                                                   265,798
               Wachovia Asset Securitization,
               Inc.,
     240,469   1.73%, 12/25/32,
               Ser. 2002-HE2, Class A, FRN                                241,359
     351,669   1.56%, 07/25/33,
               Ser. 2003-HE2, Class AII1, FRN                             352,068
     662,748   1.55%, 11/25/33,
               Ser. 2003-HE3, Class A, FRN                                662,323
     195,000   WFS Financial Owner Trust,
               3.15%, 05/20/11, Ser. 2003-4,
               Class A4                                                   192,993
               ------------------------------------------------------------------
               Total Asset Backed Securities                           19,964,689
               (Cost $20,106,027)
               ------------------------------------------------------------------
               Total Long-Term Investments                             93,208,151
               (Cost $93,368,623)
               ------------------------------------------------------------------

UNITS
---------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 11.0%
               OPTIONS -- 0.1%
          47   Call Option on 90 Day
               Eurodollar, strike price of
               98.00, expiring 09/13/04,
               European Style.                                             10,868
          85   Call Option on 90 Day
               Eurodollar, strike price of
               98.13, expiring 09/13/04,
               European Style.                                              9,563
  28,400,000   Call Option on Interest Rate
               Swap, expiring 08/26/04,
               if exercised the Portfolio pays
               Floating 3 month LIBOR and
               receives Fixed 2.20%,
               European Style.                                              7,952
  14,190,000   Call Option on Interest Rate
               Swap, expiring 09/14/04,
               if exercised the Portfolio
               pays Floating 3 Month
               LIBOR and receives Fixed
               3.03%, European Style.                              $       50,090
          22   Put Option on 90 Day
               Eurodollar, strike price of
               97.88, expiring 09/13/04,
               European Style.                                              3,438
   2,550,000   Put Option on FNMA, 30 Year
               Fixed, 6.00%, TBA, strike price
               of 101.80, expiring 07/08/04,
               European Style.                                              6,745
               ------------------------------------------------------------------
               Total Options                                               88,656
               (Cost $124,697)
               ------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------
               COMMERCIAL PAPER -- 7.9%
               ASSET BACKED SECURITIES -- 4.7%
$    400,000   Atlantis One Funding Corp.,
               1.09%, 07/19/04 +                                          399,767
   1,015,000   Compass Securitization LLC,
               1.50%, 09/15/04 +                                        1,011,782
   1,000,000   Giro Multi-Funding Corp.,
               1.24%, 07/20/04 +                                          999,311
     850,000   Grampian Funding LLC, 1.13%,
               07/02/04 +                                                 849,950
     500,000   Receivables Capital Corp.,
               1.23%, 07/19/04 +                                          499,675
   1,250,000   Scaldis Capital LLC, 1.14%,
               07/07/04 +                                               1,249,724
               ------------------------------------------------------------------
                                                                        5,010,209
               ------------------------------------------------------------------

               BANKING -- 2.0%
     570,000   Dexia Delaware LLC, 1.30%,
               08/02/04 +                                                 569,341
   1,500,000   Spintab AB (Sweden), 1.51%,
               09/15/04 +                                               1,495,365
               ------------------------------------------------------------------
                                                                        2,064,706
               ------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                       VALUE
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - CONTINUED

               FINANCIAL SERVICES -- 1.2%
$    500,000   Beta Finance, Inc., 1.18%,
               08/25/04 +                                          $      498,963
     500,000   CC USA, Inc., 1.18%, 08/18/04 +                            499,144
     250,000   Govco, Inc., 1.35%, 09/08/04 +                             249,293
               ------------------------------------------------------------------
                                                                        1,247,400
               ------------------------------------------------------------------
               Total Commercial Paper                                   8,322,315
               (Cost $8,322,567)
               ------------------------------------------------------------------

SHARES         ISSUER                                                       VALUE
---------------------------------------------------------------------------------
               MONEY MARKET FUND -- 3.0%
   3,194,947   JPMorgan Prime Money Market
               Fund (a) + (Cost $3,194,947)                        $    3,194,947
               ------------------------------------------------------------------
               Total Short-Term Investments                            11,605,918
               (Cost $11,642,211)
               ------------------------------------------------------------------
               Total Investments -- 100.0%                         $  104,814,069
               (Cost $105,010,834)
               ------------------------------------------------------------------

FUTURES CONTRACTS

                                                                          NOTIONAL            UNREALIZED
NUMBER OF                                              EXPIRATION         VALUE AT          APPRECIATION
CONTRACTS   DESCRIPTION                                      DATE     6/30/04(USD)   (DEPRECIATION)(USD)
--------------------------------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
4           Treasury Bonds                        September, 2004   $      425,500          $      4,549
22          2 Year Treasury Notes                 September, 2004        4,632,031                 5,173

            SHORT FUTURES OUTSTANDING
(29)        5 Year Treasury Notes                 September, 2004      (3,151,938)               (24,555)
(60)        10 Year Treasury Notes                September, 2004      (6,559,688)               (79,507)

OPTIONS

UNITS          CALL OPTIONS WRITTEN                                         VALUE
---------------------------------------------------------------------------------
  (3,600,000)  Call Option on Interest Rate
               Swap, expiring 08/27/04, if
               exercised the Portfolio pays
               fixed 4.95% and receives
               Floating 3 month LIBOR,
               European Style.                                     $      (24,696)
  (1,765,000)  Call Option on Interest Rate
               Swap, expiring 09/14/04, if
               exercised the Portfolio pays
               fixed 5.50% and receives
               Floating 3 month LIBOR,
               European Style.                                            (53,462)
         (47)  Call Option on 90 day
               Eurodollar, strike price of
               98.00, expiring 09/13/04,
               European Style.                                             (4,406)
         (56)  Call Option on 90 day
               Eurodollar, strike price of
               98.25, expiring 09/13/04,
               European Style.                                             (3,150)
         (56)  Call Option on 90 day
               Eurodollar, strike price of
               98.38, expiring 09/13/04,
               European Style.                                     $       (1,400)
         (29)  Call Option on 90 day
               Eurodollar, strike price of
               98.13, expiring 09/13/04,
               European Style.                                               (725)
               Total Call Options Written                          $      (87,839)

               PUT OPTIONS WRITTEN                                          VALUE
---------------------------------------------------------------------------------
  (2,100,000)  Put Option on FNMA, 30 Year
               Fixed, TBA, 5.50%, strike
               price of 99.17, expiring
               07/08/04, European Style.                           $       (4,921)
         (22)  Put Option on 90 day
               Eurodollar, strike price of
               97.75, expiring 09/13/04,
               European Style.                                             (1,925)
         (22)  Put Option on 90 day
               Eurodollar, strike price of
               97.63, expiring 09/13/04,
               European Style.                                               (963)
               Total Put Options Written                           $       (7,809)

SEE NOTES TO FINANCIAL STATEMENTS.

SWAP CONTRACTS

                                                                                                   UNDERLYING       UNREALIZED
                                                                                   EXPIRATION        NOTIONAL     APPRECIATION
DESCRIPTIONS                                                                             DATE           VALUE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Swap -- price lock with Credit Suisse First Boston International, on U.S.
Treasury Note, 4.75%, 05/15/14, price less 101.14, the Portfolio pays negative,
receives positive.                                                                   07/07/04   $     900,000   $           --

Swap -- price lock with Lehman Brothers Special Financing, on FNMA 30 Year,
5.50%, TBA 07/04, price less 98.28, the Portfolio pays negative, receives
positive.                                                                            07/08/04       2,000,000           25,625

Swap -- spread lock with Morgan Stanley Capital Services, on 10 Year Swap
Spread, the Portfolio pays negative, receives positive.                              07/14/04       2,045,000            3,119

Swap -- spread Lock with Morgan Stanley Capital Services, on 5 Year Swap Spread,
the Portfolio pays negative, receives positive.                                      07/14/04       3,615,000            4,922

Swap -- price lock with UBS AG, on GNMA 30 Year, 6.00%, TBA 07/04, price less
101.20, the Portfolio pays negative, receives positive.                              07/15/04       4,000,000           61,016

Swap -- price lock with Citibank N.A., on U.S. Treasury Note, 3.25%, 01/15/09,
price less 97.14, the Portfolio pays negative, receives positive.                    07/21/04       2,005,000           16,016

Swap -- price lock with Bank of America N.A., on U.S. Treasury Note, 4.38%,
07/04, price less 99.20, the Portfolio pays positive, receives negative.             07/27/04       3,240,000           (7,872)

Swap -- price lock with Lehman Brothers Special Financing, on U.S. Treasury
Note, 4.75%, 05/15/14, price less 99.89, the Portfolio pays negative, receives
positive.                                                                            07/29/04       2,715,000           23,350

Swap -- price lock with Lehman Brothers Special Financing, on U.S. Treasury
Note, 4.75%, 05/15/14, price less 99.67, the Portfolio pays positive, receives
negative.                                                                            07/29/04       3,390,000          (29,155)

Total Return Swap with Lehman Brothers Special Financing on Lehman AAA 8.5 Year
CMBS Index, Portfolio pays 1 month LIBOR, minus 65.00 bps.                           09/01/04       2,000,000            6,904

Total Return Swap with Bank of America N.A. on Bank of America AAA 10 Year CMBS
Index, Portfolio pays 1 month LIBOR, minus 73.00 bps.                                11/01/04       2,700,000           26,025

Swap -- Forward Rate Agreement with Merrill Lynch Capital Services, the
Portfolio pays 1.48%, receives 3 month LIBOR.                                        12/15/04      23,945,000           60,572

Total Return Swap with UBS AG on Lehman Brothers AAA 8.5 Year CMBS Index,
Portfolio pays 1 month LIBOR, minus 77.00 bps.                                       01/01/05       1,500,000               --

Total Return Swap with Bank of America N.A. on Bank of America AAA 10 Year CMBS
Index, Portfolio pays 1 month LIBOR, minus 70.00 bps.                                01/01/05       3,310,000               --

Swap -- Forward Rate Agreement with Merrill Lynch Capital Services, the
Portfolio pays 3 month LIBOR, receives 2.19%.                                        06/15/05      47,890,000         (171,606)

Swap -- Forward Rate Agreement with Merrill Lynch Capital Services, the
Portfolio pays 2.95%, receives 3 month LIBOR.                                        12/21/05      23,945,000           80,119

Swap -- Forward Rate Agreement with Merrill Lynch Capital Services, the
Portfolio pays 3 month LIBOR, receives 3.65%.                                        12/21/05      83,850,000           (8,548)

Swap -- Forward Rate Agreement with Merrill Lynch Capital Services, the
Portfolio receives 3 month LIBOR, pays 4.24%.                                        06/21/06      83,850,000          (11,595)

Interest Rate Swap with Lehman Brothers Special Financing, the Portfolio pays
semi annual payment of 4.89%, receives 3 month LIBOR.                                02/15/14       2,530,000           13,310

                                              SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations:

#            -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@            -- Security is fully or partially segregated with brokers as initial margin for futures contracts.
+            -- All or a portion of this security is segregated with the custodian for futures contracts, TBA, when issued, delayed delivery securities, options or swaps.
^            -- Amount rounds to less than 0.1%.
(a)          -- Affiliated. Money market fund registered under the Investment
                Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.
(i)          -- Security is considered illiquid and may be difficult to sell.
AMBAC        -- American Municipal Bond Assurance Corp.
FGIC         -- Financial Guaranty Insurance Co.
FNMA         -- Federal National Mortgage Association.
FRN          -- Floating Rate Note. The rate shown is the rate in effect as of
                June 30, 2004.
FSA          -- Financial Securities Assurance.
GAB          -- Grant Anticipation Bond.
GNMA         -- Government National Mortgage Association.
GO           -- General Obligation Bond.
LIBOR        -- London Interbank Offered Rate.
MBIA         -- Municipal Bond Insurance Association.
MTN          -- Medium Term Note.
RAN          -- Revenue Anticipation Note.
Regulation S -- Securities registered under the Securities Act of 1933.
Rev.         -- Revenue Bond.
SDR          -- Step Down Rate. The dividend rate shown is the rate in effect as of June 30, 2004.
Ser.         -- Series.
SUB          -- Step-Up Bond. The rate shown is the rate in effect as of June
                30, 2004.
TBA          -- To be announced.
USD          -- United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN BOND PORTFOLIO

STATEMENT OF ASSETS
AND LIABILITIES                 AS OF JUNE 30, 2004

ASSETS:
Investments in non-affiliates, at value                         $   101,619,122
Investments in affiliates, at value                                   3,194,947
-------------------------------------------------------------------------------
Total investment securities, at value                               104,814,069
-------------------------------------------------------------------------------
Cash                                                                     61,580
Receivables:
   Investment securities sold                                        23,129,355
   Shares of beneficial interest sold                                     5,998
   Interest and dividends                                               583,268
   Unrealized appreciation on open
   swap contracts                                                       320,978
-------------------------------------------------------------------------------
Total Assets                                                        128,915,248
-------------------------------------------------------------------------------

LIABILITIES:
Payables:
   Outstanding options written, at
   fair value                                                            95,648
   Investment securities purchased                                   44,100,364
   Shares of beneficial interest
   redeemed                                                              33,888
   Variation margin                                                      48,872
   Unrealized depreciation on open
   swap contracts                                                       228,776
Accrued liabilities:
   Investment advisory fees                                              20,546
   Administration fees                                                    8,218
   Custodian fees                                                         8,931
   Other                                                                 16,258
-------------------------------------------------------------------------------
Total Liabilities                                                    44,561,501
-------------------------------------------------------------------------------
NET ASSETS:                                                     $    84,353,747
-------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

NET ASSETS:
Paid in capital                                                $     83,018,023
Accumulated undistributed
(overdistributed) net investment
income                                                                1,327,007
Accumulated net realized gain (loss)
on investments, futures, foreign
exchange transactions, written options
and swaps                                                               181,033
Net unrealized appreciation
(depreciation) of investments, futures,
written options and swaps                                              (172,316)
-------------------------------------------------------------------------------
Total Net Assets                                               $     84,353,747
-------------------------------------------------------------------------------

Shares of beneficial interest
outstanding (no par value; unlimited
number of shares authorized):                                         7,258,706
Net asset value, redemption and
offering price per share:                                      $          11.62
Cost of investments                                            $    105,010,834
-------------------------------------------------------------------------------
Premium received from options written                          $        122,235
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS                      FOR THE SIX MONTHS ENDED JUNE 30, 2004

INVESTMENT INCOME:
Interest                                                        $     1,611,041
Dividend                                                                  6,666
Dividend income from affiliated
investments*                                                             38,135
Foreign taxes withheld                                                   (1,361)
-------------------------------------------------------------------------------
Total investment income                                               1,654,481
-------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                130,963
Administration fees                                                      73,222
Custodian fees                                                           31,191
Printing and postage                                                     16,935
Professional fees                                                        44,502
Transfer agent fees                                                       8,936
Trustees' fees                                                            5,974
Other                                                                    15,882
-------------------------------------------------------------------------------
Total expenses                                                          327,605
-------------------------------------------------------------------------------
Less earnings credits                                                       149
-------------------------------------------------------------------------------
    Net expenses                                                        327,456
-------------------------------------------------------------------------------
Net investment income                                                 1,327,025
-------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS                      FOR THE SIX MONTHS ENDED JUNE 30, 2004

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
    Investments                                                 $       226,193
    Futures                                                             (62,210)
    Foreign exchange transactions                                        (2,122)
    Written Options                                                    (334,422)
    Swaps                                                               408,721
Change in net unrealized
appreciation/depreciation of:
    Investments                                                      (1,552,449)
    Futures                                                             (43,397)
    Written options                                                      (5,101)
    Swaps                                                              (317,371)
-------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments,
futures, foreign exchange transactions, written options and
swaps                                                                (1,682,158)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                 $      (355,133)
-------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory and
    administration fees:                                        $         4,754
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS                   FOR THE PERIODS INDICATED

                                                       1/1/04              YEAR
                                                      THROUGH             ENDED
                                                      6/30/04          12/31/03
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income                          $    1,327,025    $    3,035,901
Net realized gain (loss) on investments,
futures, foreign exchange transactions,
written options and swaps                             236,160         1,782,113
Change in net unrealized
appreciation/depreciation of
investments, futures, written options
and swaps                                          (1,918,318)       (1,312,798)
-------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                  (355,133)        3,505,216
-------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                              (3,051,559)       (3,143,025)
Net realized gain on investment
transactions                                       (1,618,282)       (2,220,960)
-------------------------------------------------------------------------------
Total distributions to shareholders                (4,669,841)       (5,363,985)
-------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                        15,824,789        30,345,800
Dividends reinvested                                4,669,841         5,363,985
Cost of shares redeemed                           (22,810,753)      (38,341,570)
Increase (decrease) from capital share
transactions                                       (2,316,123)       (2,631,785)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets            (7,341,097)       (4,490,554)
-------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                91,694,844        96,185,398
End of period                                  $   84,353,747    $   91,694,844
-------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net investment income        $    1,327,007    $    3,051,541
-------------------------------------------------------------------------------

SHARE TRANSACTIONS:
Issued                                              1,292,241         2,454,288
Reinvested                                            401,187           439,676
Redeemed                                           (1,864,161)       (3,135,541)
Change in Shares                                     (170,733)         (241,577)
-------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN BOND PORTFOLIO

NOTES TO FINANCIAL
STATEMENTS

1. ORGANIZATION

JPMorgan Bond Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING PRINCIPLES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

The Portfolio may invest in exchange-traded interest rate futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2004, the Portfolio had outstanding futures contracts as listed on its Portfolio of Investments.

C. FOREIGN CURRENCY TRANSLATIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

Although the net assets of the Portfolio are presented at the exchange rates and market values at the close of the periods, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

D. WRITTEN OPTIONS -- When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

The Portfolio writes options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Portfolio to unlimited risk of loss. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of June 30, 2004, the Portfolio had written options contracts outstanding as listed on its Portfolio of Investments.

Transactions in options written during the period ended June 30, 2004, were as follows:

                                                      NUMBER OF        PREMIUMS
                                                          UNITS        RECEIVED
Options outstanding at
December 31, 2003                                   (26,400,000)   $    102,619
Options written                                    (130,559,430)        498,082
Options expired or terminated
in closing purchase
transactions                                        149,494,126        (471,554)
Options exercised                                            72          (6,912)
Options outstanding at
June 30, 2004                                        (7,465,232)   $    122,235

E. SWAPS -- The Portfolio may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of June 30, 2004, the Portfolio had outstanding swap agreements as listed on its Portfolio of Investments. Swap transactions present risk of loss in excess of the related amounts included in the Statement of Assets and Liabilities.

F. COMMITMENTS -- The Portfolio may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities.

These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any realized gains on the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

G. DOLLAR ROLLS -- The Portfolio may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The Portfolio had TBA Dollar Rolls outstanding as of June 30, 2004, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Portfolio segregates assets with a current value at least equal to the amount of their TBA Dollar Rolls.

H. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

I. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

J. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

K. FEDERAL INCOME TAXES -- The Portfolio's policy is to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

L. FOREIGN TAXES -- The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which it invests.

M. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay JPMorgan Chase Bank ("JPMCB" or the "Administrator") a fee at an annual rate of 0.45% of the average daily net assets of the Portfolio. Under the agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.45%.

Neither the Portfolio's service providers nor the Administrator expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement.

D. OTHER -- Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2004, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004, purchases and sales of investments (excluding short-term investments) were as follows:

                          PURCHASES             SALES        PURCHASES            SALES
                    (EXCLUDING U.S.   (EXCLUDING U.S.          OF U.S.          OF U.S.
                        GOVERNMENT)       GOVERNMENT)       GOVERNMENT       GOVERNMENT
                    $  36,101,839     $    32,913,994   $  206,741,525   $  211,753,307

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2004, were as follows:

                                                GROSS            GROSS   NET UNREALIZED
                          AGGREGATE        UNREALIZED       UNREALIZED     APPRECIATION
                               COST      APPRECIATION     DEPRECIATION   (DEPRECIATION)
                    $   105,010,834   $       804,314   $   (1,001,079)  $     (196,765)

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, effective April 15, 2004, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 14, 2005.

The Portfolio had no borrowings outstanding at June 30, 2004, nor at any time during the period then ended.

7. CONCENTRATIONS AND INDEMNIFICATION

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnification. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

8. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co.

JPMORGAN BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                    1/1/04                          YEAR ENDED DECEMBER 31,
                                                   THROUGH     ------------------------------------------------------------------
                                                   6/30/04        2003          2002          2001          2000          1999
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $    12.34     $    12.54    $    11.61    $    11.65    $    11.23    $    11.67
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                      0.21           0.39          0.40          0.63          0.65          0.40
    Net gains or losses on securities
    (both realized and unrealized)                   (0.26)          0.07          0.62          0.17          0.52         (0.53)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (0.05)          0.46          1.02          0.80          1.17         (0.13)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income              0.44           0.39          0.09          0.73          0.75          0.27
    Distributions from capital gains                  0.23           0.27            --          0.11            --          0.04
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                               0.67           0.66          0.09          0.84          0.75          0.31
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $    11.62     $    12.34    $    12.54    $    11.61    $    11.65    $    11.23
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         (0.42%)         3.72%         8.80%         6.92%        10.54%        (1.13%)
RATIOS/SUPPLEMENTAL DATA:#
    Net assets, end of period (in thousands)    $   84,354     $   91,695    $   96,185    $   81,524    $   78,678    $   66,218
RATIOS TO AVERAGE NET ASSETS:
    Net expenses                                      0.75%          0.75%         0.75%         0.75%         0.75%         0.75%
    Net investment income (loss)                      3.04%          2.98%         3.49%         5.37%         5.98%         5.36%
    Expenses without reimbursements
    and earnings credits                              0.75%          0.75%         0.75%         0.75%         0.75%         0.75%
    Net investment income (loss) without
    reimbursements and earnings credits               3.04%          2.98%         3.49%         5.37%         5.98%         5.36%
PORTFOLIO TURNOVER RATE(b)                             255%           545%          608%          421%          565%          479%
---------------------------------------------------------------------------------------------------------------------------------

(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN BOND PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and Shareholders of JPMorgan Bond Portfolio:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the JPMorgan Bond Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at June 30, 2004, the results of its operations for the six months then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 16, 2004

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Portfolio.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Investors should carefully read the Portfolio's prospectus which includes information on the Portfolio's investment objectives, risk, as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Portfolio's prospectus please call 800-348-4782. Please read carefully before investing or sending money.

A list of portfolio holdings is available thirty days after month end upon request. Please contact your JP Morgan Fleming representative or call 1-800-348-4782 to obtain further information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-348-4782 and on the Commission's website at http://www.sec.gov.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
       6112 W. 73rd Street                                         U.S. POSTAGE
      Bedford Park, IL 60638                                           PAID
                                                                    PERMIT 289
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004 All rights reserved.                SAN-BP-604

[GRAPHIC]

JPMORGAN FUNDS

SEMI-ANNUAL REPORT JUNE 30 2004 (UNAUDITED)

INTERNATIONAL EQUITY PORTFOLIO

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                                          1

JPMorgan International Equity Portfolio
Portfolio Commentary                                                        2

Portfolio of Investments                                                    5

Financial Statements                                                        8

Notes to Financial Statements                                              11

Financial Highlights                                                       16

HIGHLIGHTS

-  Surprisingly strong economic data and corporate profitability

-  Inflation concerns emerge

-  Japan outperforms as it emerges from economic stagnation

-  Positive backdrop for equities

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

PRESIDENT'S LETTER AUGUST 2, 2004

[PHOTO OF GEORGE C.W. GATCH]

"BETTER-THAN-EXPECTED ECONOMIC DATA AND CORPORATE PROFITS OVERCAME INVESTOR CONCERNS ABOUT HIGHER INTEREST RATES IN THE FIRST HALF OF 2004, PUSHING INTERNATIONAL EQUITY PRICES GRADUALLY HIGHER."

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan International Equity Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the six months ended June 30, 2004, along with a report from the Portfolio Manager.

INTERNATIONAL STOCKS MOVE GRADUALLY HIGHER DESPITE RATE CONCERNS

Better-than-expected economic data and corporate profits overcame investor concerns about higher interest rates in the first half of 2004, pushing international equity prices gradually higher. In the early months of the year, the positive picture of low inflation, combined with robust economic growth and accelerating corporate earnings, supported equities. But by April, the picture was becoming less rosy. A sudden improvement in U.S. job creation, combined with signs of growing inflationary forces in the U.S. and elsewhere, provoked a rise in bond yields globally. This led to investor anxiety over whether the Federal Reserve and other central banks would be able to raise rates without choking off recovery. Furthermore, there was a marked increase in the level of violence in Iraq. During the period, there were rate rises in Switzerland, the U.K. and the U.S. Even so, equities finished the half-year higher than they started it, with the optimists drawing confidence from the sharp improvement in economic growth and stellar gains in corporate profits.

VARIABLE VOLATILITY

Within this scenario, returns were far from uniform. Broadly speaking, all stock markets participated in the first quarter's rally, celebrating the perfect blend of low inflation and rising corporate profits. Japan was the strongest performer among the major markets, as its economic recovery began to look increasingly broadly based, ending more than a decade of stagnation. As uncertainty loomed in April, however, most markets struggled to deliver positive returns. Emerging markets suffered most as leveraged investors unwound their trades. Overall, the MSCI EAFE Index of international equity markets rose 4.6% in the half-year. MSCI Japan was the outstanding market, with a rise of 10.7%.

OUTLOOK

A critical test has begun, as the global economy attempts to make the transition from recovery to a sustainable, non-inflationary expansion. It is understandable that equities faltered as long-term interest rates moved higher, and as central banks started to tighten. Barring a geopolitical catastrophe, however, we expect that the economy will cool but still grow at a solid pace; that corporate profits will continue to be supported by tight control over business costs; and that investors will, at some point in the not-so-distant future, again come to view equities as good value.

IMPORTANT MERGER NEWS

As you may know, J.P. Morgan Chase & Co. and Bank One Corp. merged in July 2004, as approved by both firms' shareholders. The combined company is called JPMorgan Chase & Co. The merger is compelling both strategically and financially. The new combined organization has top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And we have an extraordinarily talented team that shares common values and a strong client orientation.

As always, all of us at JPMorgan Fleming Asset Management would like to thank you for your business. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

AS OF JUNE 30, 2004                                                  (Unaudited)

                                PORTFOLIO FACTS
                                Portfolio Inception                       1/3/95
                                Fiscal Year End                      DECEMBER 31
                                Net Assets as of 6/30/2004       $    54,360,078
                                Primary Benchmark                MSCI EAFE INDEX

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan International Equity Portfolio, which seeks to provide high total return from a portfolio of equity securities of foreign companies, rose by 3.5% during the six months ended June 30, 2004. This compares with appreciation of 4.6% in the MSCI EAFE Index, the Portfolio's benchmark.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: The Portfolio gained from the rise in international equity markets in the six months ended June 30, 2004, although it trailed the MSCI EAFE Index benchmark. Much of the shortfall in performance was the result of our strategy in Japan, where the Portfolio was underweight Financials and suffered from weak stock selection in Industrials. There was, however, a positive contribution from both the Basic Materials and Energy sectors globally.

   Japan was the best performing of the major international markets during the six months as its economic recovery became ever more established. The Portfolio suffered from being underweight the Financial sector, although its holdings such as Mitsubishi Tokyo Financial Group and Takefuji Corp rallied significantly. Additionally, stock selection was weak in the Industrials sector, where the Portfolio owned higher-quality names such as Mitsubishi Corp., Sumitomo Corp. and Fanue Corp., which underperformed. Instead, stocks such as transportation and railroad companies led the sector.

   In Basic Materials, the Portfolio benefited from owning two building materials companies, Holcim and Imerys. Both companies are gaining from the increase in demand for building materials, while Holcim has demonstrated a growing ability to lift its prices.

   Having an overweight allocation to the Energy sector, which was one of the best performing in the MSCI EAFE Index, added to performance. Consistently high oil prices boosted stock prices within the sector. Stock selection was broadly neutral, with strong contributions from Total and ENI offset by the effect of not holding BP or Shell. Holding Yukos, the Russian oil company, also detracted following the local tax authority's claim for billions of dollars in back taxes and associated penalties.

   Elsewhere, stocks such as Reckitt Benckiser, the U.K. household goods company, and British Land, the U.K. real estate company, made positive contributions to performance. Koninlijke Philips Electronics, the Dutch electronics company, and Nokia, the Finnish mobile phone company, were among the greatest detractors.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: The Portfolio was broadly positioned to take advantage of economic recovery at the stock level. Within this context, stock selection focused on companies with pricing power, strong free cash flow and reasonable valuations. This led us to be overweight Industrials and Energy stocks, but underweight the stocks where valuations were discounting a rapid reflation of Japan's economy, such as Japanese banks and real estate companies.

                                                 SEMI-ANNUAL REPORT JUNE 30 2004

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                      27.2%
Japan                               20.7%
France                              11.7%
Switzerland                         11.2%
Germany                              5.8%
The Netherlands                      5.3%
Italy                                4.4%
Spain                                2.5%
South Korea                          2.3%
Australia                            2.0%
Belgium                              1.8%
Finland                              1.3%
Other (below 1.0%)                   3.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.  Total SA (France)                    4.2%

2.  ENI-Ente Nazionale
    Idrocarburi SPA (Italy)              3.3%

3.  Vodafone Group PLC
    (United Kingdom)                     3.3%

4.  HSBC Holdings PLC
    (Hong Kong Registered
    Shares) (United Kingdom)             3.1%

5.  GlaxoSmithKline PLC
    (United Kingdom)                     2.4%

6.  UBS AG (Switzerland)                 2.1%

7.  Novartis AG (Switzerland)            2.0%

8.  Tesco PLC (United Kingdom)           2.0%

9.  Canon, Inc. (Japan)                  1.9%

10. Roche Holding AG
    (Switzerland)                        1.8%

Top 10 equity holdings comprised 26.1% ($13,863,351) of the Portfolio's market value of investments. As of June 30, 2004, the Portfolio held 87 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                                                                      SINCE
                                                                                  INCEPTION
                                        1 YEAR       3 YEARS        5 YEARS        (1/3/95)
                                        ---------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO          28.15%        1.17%         (1.37%)           4.08%

[CHART]

LIFE OF PORTFOLIO PERFORMANCE (1/3/95 TO 06/30/04)


             JPMORGAN INTERNATIONAL        MSCI EAFE        LIPPER VARIABLE ANNUITY
                EQUITY PORTFOLIO             INDEX        INTERNATIONAL FUNDS AVERAGE
  1/3/1995       $   10,000               $   10,000             $   10,000
 1/31/1995       $    9,850               $   10,000             $   10,000
 2/28/1995       $    9,640               $    9,971             $   10,040
 3/31/1995       $   10,160               $   10,593             $   10,325
 4/30/1995       $   10,430               $   10,991             $   10,677
 5/31/1995       $   10,321               $   10,861             $   10,807
 6/30/1995       $   10,231               $   10,671             $   10,855
 7/31/1995       $   10,911               $   11,335             $   11,418
 8/31/1995       $   10,582               $   10,904             $   11,230
 9/30/1995       $   10,752               $   11,116             $   11,431
10/31/1995       $   10,601               $   10,817             $   11,228
11/30/1995       $   10,802               $   11,118             $   11,350
12/31/1995       $   11,238               $   11,566             $   11,682
 1/31/1996       $   11,383               $   11,613             $   11,962
 2/29/1996       $   11,446               $   11,653             $   12,057
 3/31/1996       $   11,601               $   11,900             $   12,261
 4/30/1996       $   11,871               $   12,246             $   12,652
 5/31/1996       $   11,850               $   12,021             $   12,662
 6/30/1996       $   12,006               $   12,088             $   12,750
 7/31/1996       $   11,633               $   11,735             $   12,310
 8/31/1996       $   11,747               $   11,761             $   12,497
 9/30/1996       $   12,058               $   12,074             $   12,738
10/31/1996       $   12,161               $   11,951             $   12,696
11/30/1996       $   12,659               $   12,426             $   13,242
12/31/1996       $   12,719               $   12,266             $   13,311
 1/31/1997       $   12,525               $   11,837             $   13,284
 2/28/1997       $   12,699               $   12,031             $   13,485
 3/31/1997       $   12,827               $   12,074             $   13,520
 4/30/1997       $   12,938               $   12,138             $   13,532
 5/31/1997       $   13,423               $   12,928             $   14,302
 6/30/1997       $   14,040               $   13,641             $   14,941
 7/31/1997       $   14,492               $   13,862             $   15,366
 8/31/1997       $   13,533               $   12,826             $   14,296
 9/30/1997       $   14,383               $   13,544             $   15,203
10/31/1997       $   13,159               $   12,503             $   14,117
11/30/1997       $   13,103               $   12,375             $   14,034
12/31/1997       $   13,411               $   12,483             $   14,139
 1/31/1998       $   13,614               $   13,053             $   14,469
 2/28/1998       $   14,360               $   13,891             $   15,432
 3/31/1998       $   14,942               $   14,319             $   16,244
 4/30/1998       $   15,158               $   14,432             $   16,501
 5/31/1998       $   14,785               $   14,362             $   16,562
 6/30/1998       $   14,546               $   14,471             $   16,459
 7/31/1998       $   14,665               $   14,617             $   16,658
 8/31/1998       $   12,201               $   12,806             $   14,318
 9/30/1998       $   11,602               $   12,413             $   13,788
10/31/1998       $   13,027               $   13,706             $   14,825
11/30/1998       $   13,720               $   14,408             $   15,591
12/31/1998       $   14,045               $   14,976             $   16,073
 1/31/1999       $   14,246               $   14,931             $   16,271
 2/28/1999       $   13,819               $   14,575             $   15,867
 3/31/1999       $   14,592               $   15,183             $   16,443
 4/30/1999       $   15,294               $   15,798             $   17,219
 5/31/1999       $   14,852               $   14,985             $   16,531
 6/30/1999       $   15,671               $   15,569             $   17,405
 7/31/1999       $   16,086               $   16,031             $   17,903
 8/31/1999       $   16,247               $   16,091             $   18,059
 9/30/1999       $   16,313               $   16,253             $   18,154
10/31/1999       $   16,743               $   16,863             $   18,808
11/30/1999       $   17,546               $   17,448             $   20,382
12/31/1999       $   19,194               $   19,015             $   22,889
 1/31/2000       $   18,042               $   17,807             $   21,747
 2/29/2000       $   18,681               $   18,286             $   23,334
 3/31/2000       $   18,778               $   18,996             $   23,498
 4/30/2000       $   17,967               $   17,997             $   21,949
 5/31/2000       $   17,591               $   17,557             $   21,190
 6/30/2000       $   18,441               $   18,244             $   22,154
 7/31/2000       $   17,884               $   17,480             $   21,394
 8/31/2000       $   18,175               $   17,632             $   21,792
 9/30/2000       $   17,132               $   16,773             $   20,545
10/31/2000       $   16,437               $   16,377             $   19,802
11/30/2000       $   15,658               $   15,763             $   18,831
12/31/2000       $   16,155               $   16,323             $   19,502
 1/31/2001       $   16,212               $   16,314             $   19,629
 2/28/2001       $   15,017               $   15,091             $   18,115
 3/31/2001       $   13,807               $   14,084             $   16,711
 4/30/2001       $   14,750               $   15,063             $   17,861
 5/31/2001       $   14,560               $   14,531             $   17,368
 6/30/2001       $   14,121               $   13,937             $   16,746
 7/31/2001       $   13,537               $   13,683             $   16,267
 8/31/2001       $   13,434               $   13,337             $   15,835
 9/30/2001       $   11,916               $   11,986             $   14,129
10/31/2001       $   12,296               $   12,293             $   14,528
11/30/2001       $   12,850               $   12,747             $   15,123
12/31/2001       $   13,062               $   12,822             $   15,335
 1/31/2002       $   12,413               $   12,141             $   14,679
 2/28/2002       $   12,325               $   12,226             $   14,758
 3/31/2002       $   13,004               $   12,887             $   15,531
 4/30/2002       $   13,162               $   12,972             $   15,579
 5/31/2002       $   13,384               $   13,137             $   15,696
 6/30/2002       $   12,657               $   12,614             $   15,059
 7/31/2002       $   11,279               $   11,369             $   13,561
 8/31/2002       $   11,368               $   11,343             $   13,500
 9/30/2002       $   10,020               $   10,125             $   12,050
10/31/2002       $   10,642               $   10,669             $   12,678
11/30/2002       $   11,205               $   11,153             $   13,226
12/31/2002       $   10,672               $   10,778             $   12,772
 1/31/2003       $   10,138               $   10,329             $   12,262
 2/28/2003       $    9,871               $   10,092             $   11,933
 3/31/2003       $    9,575               $    9,894             $   11,702
 4/30/2003       $   10,544               $   10,864             $   12,833
 5/31/2003       $   11,173               $   11,522             $   13,639
 6/30/2003       $   11,412               $   11,801             $   13,926
 7/31/2003       $   11,651               $   12,087             $   14,257
 8/31/2003       $   11,905               $   12,378             $   14,645
 9/30/2003       $   12,174               $   12,759             $   14,977
10/31/2003       $   12,713               $   13,554             $   15,890
11/30/2003       $   13,146               $   13,855             $   16,214
12/31/2003       $   14,133               $   14,937             $   17,316
 1/31/2004       $   14,402               $   15,148             $   17,642
 2/29/2004       $   14,761               $   15,498             $   18,028
 3/31/2004       $   14,746               $   15,585             $   18,111
 4/30/2004       $   14,202               $   15,232             $   17,620
 5/31/2004       $   14,322               $   15,284             $   17,640
 6/30/2004       $   14,618               $   15,619             $   17,973


SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT INDICATIVE OF FUTURE RETURNS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE PORTFOLIO'S PROSPECTUS WHICH INCLUDES INFORMATION ON THE PORTFOLIO'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A PORTFOLIO'S PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Equity Portfolio, MSCI EAFE Index, and Lipper Variable Annuity International Funds Average from January 3, 1995 to June 30, 2004. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The MSCI EAFE Index is a replica (or model) of the world's equity markets, excluding the U.S. and Canada. The Lipper Variable Annuity International Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified "Regional" investing.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS             AS OF JUNE 30, 2004             (Unaudited)

SHARES          ISSUER                                                      VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 99.9%

                COMMON STOCKS -- 99.9%

                AUSTRALIA -- 2.0%
      49,050    BHP Billiton LTD (f)                                 $    428,712
      43,410    News Corp., LTD (f)                                       384,684
      22,280    Woodside Petroleum LTD (f)                                259,956
                -----------------------------------------------------------------
                                                                        1,073,352
                -----------------------------------------------------------------

                BELGIUM -- 1.8%
      32,220    Dexia (f)                                                 536,421
      18,930    Fortis (f)                                                419,455
                -----------------------------------------------------------------
                                                                          955,876
                -----------------------------------------------------------------

                BRAZIL -- 0.9%
      10,179    Cia Vale do Rio Doce, ADR                                 484,011

                FINLAND -- 1.3%
      46,381    Nokia OYJ (f)                                             673,651

                FRANCE -- 11.7%
      31,450    AXA (f)                                                   697,469
      13,138    BNP Paribas (f)                                           812,652
      17,390    Compagnie de Saint-Gobain (f)                             872,592
      10,270    Dassault Systemes SA (f)                                  479,660
       9,912    Imerys SA (f)                                             579,028
       6,095    Lafarge SA (f)                                            546,566
      11,704    Total SA (f)                                            2,244,515
                -----------------------------------------------------------------
                                                                        6,232,482
                -----------------------------------------------------------------

                GERMANY -- 5.8%
       7,150    BASF AG (f)                                               385,320
      17,954    Bayerische Motoren Werke AG (f)                           798,717
      26,450    Deutsche Post AG (f)                                      574,383
       9,133    Schering AG (f)                                           540,620
      10,670    Siemens AG (f)                                            773,882
                -----------------------------------------------------------------
                                                                        3,072,922
                -----------------------------------------------------------------

                HONG KONG -- 0.9%
      41,000    Cheung Kong Holdings LTD (f)                              303,796
      29,500    CLP Holdings LTD (f)                                      161,642
                -----------------------------------------------------------------
                                                                          465,438
                -----------------------------------------------------------------

                IRELAND -- 0.8%
      33,620    Bank of Ireland (f)                                  $    449,376

                ITALY -- 4.4%
      88,874    ENI-Ente Nazionale
                Idrocarburi SPA (f)                                     1,777,121
     253,649    Telecom Italia SPA * (f)                                  561,954
                -----------------------------------------------------------------
                                                                        2,339,075
                -----------------------------------------------------------------

                JAPAN -- 20.7%
      19,000    Canon, Inc. (f)                                         1,012,358
      24,600    Chugai Pharmaceutical Co., LTD (f)                        386,543
      21,000    Daikin Industries, LTD (f)                                566,998
       7,600    Fanuc, LTD (f)                                            457,446
       2,100    Hirose Electric Co., LTD (f)                              232,191
      17,500    Honda Motor Co., LTD (f)                                  850,123
       6,100    Hoya Corp. (f)                                            641,794
      17,000    Kao Corp. (f)                                             410,734
      26,000    Matsushita Electric
                Industrial Co., LTD (f)                                   372,261
      42,000    Mitsubishi Corp. (f)                                      410,057
          77    Mitsubishi Tokyo
                Financial Group, Inc. (f)                                 719,118
      89,000    Nikko Cordial Corp. (f)                                   435,897
       3,900    Nintendo Co., LTD (f)                                     454,742
          87    Nippon Telegraph &
                Telephone Corp. (f)                                       465,840
          38    Nippon Unipac Holding (f)                                 199,871
         144    NTT DoCoMo, Inc. (f)                                      259,182
      10,500    Secom Co., LTD (f)                                        448,641
      20,000    Sharp Corp. (f)                                           321,601
      10,000    Shin-Etsu Chemical Co., LTD (f)                           360,362
       4,000    SMC Corp. (f)                                             435,457
      69,000    Sumitomo Corp. (f)                                        503,635
       7,000    Takeda Chemical Industries LTD (f)                        308,558
       4,440    Takefuji Corp. (f)                                        323,022
      12,300    Yamanouchi
                Pharmaceutical Co., LTD (f)                               415,985
                -----------------------------------------------------------------
                                                                       10,992,416
                -----------------------------------------------------------------

                MEXICO -- 0.6%
       6,500    Fomento Economico Mexicano SA
                de CV, ADR *                                              297,960

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                      VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

                RUSSIA -- 0.5%
       8,000    YUKOS, ADR                                           $    254,400

                SOUTH KOREA -- 2.3%
      12,550    POSCO, ADR                                                420,551
       1,390    Samsung Electronics Co., LTD (f)                          577,657
       9,602    SK Telecom Co., LTD, ADR                                  201,546
                -----------------------------------------------------------------
                                                                        1,199,754
                -----------------------------------------------------------------

                SPAIN -- 2.5%
      16,940    Altadis SA (f)                                            523,161
      13,790    Banco Popular Espanol (f)                                 778,668
                -----------------------------------------------------------------
                                                                        1,301,829
                -----------------------------------------------------------------

                SWITZERLAND -- 11.2%
      11,100    Adecco SA * (f)                                           554,643
      13,685    Holcim LTD (f)                                            746,622
       3,420    Nestle SA (f)                                             913,392
      23,952    Novartis AG (f)                                         1,063,465
       9,699    Roche Holding AG (f)                                      962,398
      16,000    UBS AG (f)                                              1,132,536
       3,718    Zurich Financial Services AG * (f)                        589,102
                -----------------------------------------------------------------
                                                                        5,962,158
                -----------------------------------------------------------------

                THE NETHERLANDS -- 5.3%
      33,120    ABN AMRO Holding NV (f)                                   728,052
      20,439    ING Groep NV (f)                                          484,887
      23,625    Koninklijke Philips Electronics NV (f)                    642,528
      33,810    Reed Elsevier NV (f)                                      476,536
      25,324    Wolters Kluwer NV (f)                                     460,772
                -----------------------------------------------------------------
                                                                        2,792,775
                -----------------------------------------------------------------

                UNITED KINGDOM -- 27.2%
      58,420    Allied Domecq PLC (f)                                     499,255
     103,627    Barclays PLC (f)                                          887,845
     117,650    BG Group PLC (f)                                          727,165
     108,345    Centrica PLC (f)                                          443,280
      49,640    Compass Group PLC (f)                                     304,580
      47,520    GKN PLC (f)                                               217,038
      61,555    GlaxoSmithKline PLC (f)                                 1,254,436
     108,400    HSBC Holdings PLC (Hong Kong
                Registered Shares) (f)                                  1,629,078
      47,930    Intercontinental Hotels Group PLC (f)                     508,406
     110,490    Kingfisher PLC (f)                                   $    576,846
     146,487    Morrison (WM.) Supermarkets PLC (f)                       618,759
      63,820    National Grid Transco PLC (f)                             493,906
      28,587    Reckitt Benckiser PLC (f)                                 812,969
      24,019    Royal Bank of Scotland Group PLC (f)                      695,160
      30,000    Schroders PLC (f)                                         335,488
      25,210    Standard Chartered PLC (f)                                412,141
     217,403    Tesco PLC (f)                                           1,054,186
      40,270    The British Land Co., PLC (f)                             508,302
     788,290    Vodafone Group PLC (f)                                  1,733,258
      52,140    Wolseley PLC (f)                                          810,661
                -----------------------------------------------------------------
                                                                       14,522,759
                -----------------------------------------------------------------
                Total Common Stocks                                    53,070,234
                (Cost $45,200,947)

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------
                SHORT-TERM INVESTMENT -- 0.1%
                CONVERTIBLE BOND -- 0.1%

                FRANCE -- 0.1%
$     16,919    AXA SA, 0.00%, 12/21/04 *
                (Cost $19,944)                                             29,642
                -----------------------------------------------------------------
                Total Investments -- 100.0%
                (Cost $45,220,891)                                   $ 53,099,876
                -----------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SUMMARY OF INVESTMENTS BY INDUSTRY, JUNE 30, 2004

     INDUSTRY                             % OF INVESTMENT SECURITIES
--------------------------------------------------------------------
     Banking                                                   16.5%
     Oil & Gas                                                  9.9
     Pharmaceuticals                                            9.3
     Telecommunications                                         7.3
     Electronics/Electrical Equipment                           6.6
     Construction Materials                                     6.2
     Food/Beverage Products                                     5.8
     Automotive                                                 3.5
     Insurance                                                  3.4
     Consumer Products                                          3.3
     Distribution                                               3.2
     Financial Services                                         2.8
     Retailing                                                  2.3
     Utilities                                                  2.1
     Office/Business Equipment                                  1.9
     Metals/Mining                                              1.7
     Multi-Media                                                1.6
     Diversified                                                1.5
     Real Estate                                                1.5
     Chemicals                                                  1.4
     Health Care/Health Care Services                           1.2
     Transportation                                             1.1
     Business Services                                          1.0
     Other (less than 1%)                                       4.9
--------------------------------------------------------------------
                                                              100.0%
--------------------------------------------------------------------

Abbreviations:

*      -- Non-income producing security.
ADR    -- American Depositary Receipt.
(f) -- Fair valued investment. The following are the market value and percentage of the investments that are fair valued (See note 2).

          MARKET VALUE          PERCENTAGE
          $ 51,411,766               96.8%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS
AND LIABILITIES                         AS OF JUNE 30, 2004          (Unaudited)

ASSETS:
Investment securities, at value                                    $  53,099,876
Cash                                                                   1,061,141
Foreign currency, at value                                               160,226
Receivables:
     Shares of beneficial interest sold                                   17,274
     Interest and dividends                                               90,125
     Foreign tax reclaim                                                  55,076
--------------------------------------------------------------------------------
Total Assets                                                          54,483,718
--------------------------------------------------------------------------------

LIABILITIES:
Payables:
     Shares of beneficial interest
     redeemed                                                             10,179
Accrued liabilities:
     Investment advisory fees                                             26,256
     Administration fees                                                   7,002
     Custodian fees                                                       31,281
     Other                                                                48,922
--------------------------------------------------------------------------------
Total Liabilities                                                        123,640
--------------------------------------------------------------------------------
NET ASSETS                                                         $  54,360,078
--------------------------------------------------------------------------------

NET ASSETS:
Paid in capital                                                    $  55,160,635
Accumulated undistributed
(overdistributed) net investment
income                                                                   505,013
Accumulated net realized gain
(loss) on investments and foreign
exchange transactions                                                 (9,192,743)
Net unrealized appreciation (depreciation)
of investments and foreign exchange
translations                                                           7,887,173
--------------------------------------------------------------------------------
Total Net Assets                                                   $  54,360,078
--------------------------------------------------------------------------------

Shares of beneficial interest
outstanding (no par value; unlimited
number of shares authorized):                                          5,593,967
Net asset value, redemption and
offering price per share:                                          $        9.72
Cost of investments                                                $  45,220,891
--------------------------------------------------------------------------------
Cost of foreign currency                                           $     160,073
--------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS     FOR THE SIX MONTHS ENDED JUNE 30, 2004   (Unaudited)

INVESTMENT INCOME:
Dividend                                                            $    911,972
Interest                                                                     481
Foreign taxes withheld                                                  (108,391)
--------------------------------------------------------------------------------
Total investment income                                                  804,062
--------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                 149,498
Administration fees                                                       17,193
Custodian fees                                                            57,802
Printing and postage                                                      20,833
Professional fees                                                         35,514
Transfer agent fees                                                       10,526
Trustees' fees                                                             2,595
Other                                                                      5,482
--------------------------------------------------------------------------------
Total expenses                                                           299,443
--------------------------------------------------------------------------------
Less expense reimbursements                                                  389
--------------------------------------------------------------------------------
     Net expenses                                                        299,054
--------------------------------------------------------------------------------
Net investment income                                                    505,008
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
     Investments                                                         942,973
     Foreign currency translations                                        (2,634)
Change in net unrealized
appreciation/depreciation of:
     Investments                                                         106,781
     Foreign currency translations                                        (2,259)
--------------------------------------------------------------------------------

Net realized and unrealized gain
(loss) on investments and foreign
exchange transactions                                                  1,044,861
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                     $  1,549,869
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS      FOR THE PERIODS INDICATED    (Unaudited)

                                                                    1/1/04             YEAR
                                                                   THROUGH            ENDED
                                                                   6/30/04         12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                                        $     505,008    $     191,202
Net realized gain (loss) on
investments, futures and foreign
exchange transactions                                              940,339         (537,786)
Change in net unrealized appreciation/
depreciation of investments, futures
and foreign currency translations                                  104,522        9,802,098
-------------------------------------------------------------------------------------------
     Increase (decrease) in net assets
     from operations                                             1,549,869        9,455,514
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                             (296,405)        (177,010)
     Total distributions to
     shareholders                                                 (296,405)        (177,010)
-------------------------------------------------------------------------------------------

INCREASE(DECREASE) FROM
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                     11,487,050       36,216,988
Dividends reinvested                                               296,405          177,010
Cost of shares redeemed                                         (3,384,712)     (21,256,503)
-------------------------------------------------------------------------------------------
Increase (decrease) from capital
share transactions                                               8,398,743       15,137,495
-------------------------------------------------------------------------------------------
     Total increase (decrease) in
     net assets                                                  9,652,207       24,415,999
-------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                             44,707,871       20,291,872
-------------------------------------------------------------------------------------------
End of period                                                $  54,360,078    $  44,707,871
-------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net investment
income                                                       $     505,013    $     296,410
-------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
Issued                                                           1,182,416        4,640,598
Reinvested                                                          31,399           25,109
Redeemed                                                          (348,890)      (2,754,653)
-------------------------------------------------------------------------------------------
     Change in Shares                                              864,925        1,911,054
-------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS                                        (Unaudited)

1. ORGANIZATION

JPMorgan International Equity Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

The Portfolio was formerly named JPMorgan International Opportunities Portfolio. The name change went into effect on July 31, 2003.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its Portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. FOREIGN CURRENCY TRANSLATIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

Although the net assets of the Portfolio are presented at the exchange rates and market values at the close of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

C. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

F. FEDERAL INCOME TAXES --The Porfolio's policy is to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

G. FOREIGN TAXES -- The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to each Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay JPMorgan Chase Bank ("JPMCB" or the "Administrator") a fee at an annual rate of 0.60% of the average daily net assets of the Portfolio. Under the agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.60%.

Neither the Portfolio's service providers nor the Administrator expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement.

D. OTHER -- Certain officers of the Trust are officers of J.P Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2004, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004, purchases and sales of investments (excluding short-term investments) were as follows:

                     PURCHASES               SALES         PURCHASES          SALES
               (EXCLUDING U.S.     (EXCLUDING U.S.           OF U.S.        OF U.S.
                   GOVERNMENT)         GOVERNMENT)        GOVERNMENT     GOVERNMENT
                 $  12,353,603        $  4,677,730                --             --

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2004 were as follows:

                                GROSS             GROSS      NET UNREALIZED
         AGGREGATE         UNREALIZED        UNREALIZED        APPRECIATION
              COST       APPRECIATION      DEPRECIATION      (DEPRECIATION)
      $ 45,220,891        $ 8,394,787      $  (515,802)         $ 7,878,985

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, effective April 15, 2004, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 14, 2005.

The Portfolio had no borrowings outstanding at June 30, 2004, nor at any time during the period then ended.

7. CONCENTRATIONS AND INDEMNIFICATIONS

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

As of June 30, 2004, substantially all of the Portfolio's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of June 30, 2004, the Portfolio invested approximately 27.2% and 20.7% of its total investments in the United Kingdom and Japan, respectively.

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

8. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO^

FINANCIAL HIGHLIGHTS                                                 (Unaudited)

                                                             1/1/04                     YEAR ENDED DECEMBER 31,
                                                            THROUGH   ----------------------------------------------------------
                                                            6/30/04      2003        2002        2001        2000       1999
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $    9.45   $    7.20   $    8.85   $   11.35   $   13.83   $   10.52
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                     0.09        0.03        0.08        0.09       (0.01)       0.11
     Net gains or losses on securities
     (both realized and unrealized)                            0.24        2.28       (1.69)      (2.24)      (2.18)       3.71
--------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                          0.33        2.31       (1.61)      (2.15)      (2.19)       3.82
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income                      0.06        0.06        0.04        0.09        0.04        0.11
     Distributions from capital gains                            --          --          --        0.26        0.25        0.40
--------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                       0.06        0.06        0.04        0.35        0.29        0.51
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $    9.72   $    9.45   $    7.20   $    8.85   $   11.35   $   13.83
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                3.47%      32.44%     (18.31%)    (19.14%)    (15.84%)     36.66%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)             $  54,360   $  44,708   $  20,292   $  24,859   $  27,780   $  22,304
RATIOS TO AVERAGE NET ASSETS:#
     Net expenses                                              1.20%       1.20%       1.20%       1.20%       1.20%       1.20%
     Net investment income                                     2.02%       0.69%       1.04%       0.88%       0.65%       0.85%
     Expenses without waivers,
     reimbursements and earnings credits                       1.20%       1.56%       1.52%       1.40%       1.73%       1.98%
     Net investment income without waivers,
     reimbursements and earnings credits                       2.02%       0.33%       0.72%       0.68%       0.12%       0.07%
PORTFOLIO TURNOVER RATE(b)                                       10%        123%         86%         82%         88%         66%
--------------------------------------------------------------------------------------------------------------------------------

  ^ Formerly International Opportunities Portfolio
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Portfolio.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the Portfolio without examination by independent auditors, who express no opinion thereon.

INVESTORS SHOULD CAREFULLY READ THE PORTFOLIO'S PROSPECTUS WHICH INCLUDES INFORMATION ON THE PORTFOLIO'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A PORTFOLIO'S PROSPECTUS PLEASE CALL 800-348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

A list of portfolio holdings is available thirty days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-348-4782 to obtain further information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-348-4782 and on the Commission's website at http://www.sec.gov.

      JPMorgan Funds Fulfillment Center                             PRSRT STD
             6112 W. 73rd Street                                   U.S. POSTAGE
            Bedford Park, IL 60638                                    PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004 All rights reserved.               SAN-IEP-604

[GRAPHIC]

JPMORGAN FUNDS


SEMI-ANNUAL REPORT JUNE 30 2004 (UNAUDITED)

MID CAP VALUE PORTFOLIO

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                               1

JPMorgan Mid Cap Value Portfolio
Portfolio Commentary                             2

Portfolio of Investments                         5

Financial Statements                             8

Notes to Financial Statements                   11

Financial Highlights                            15

HIGHLIGHTS

- Favorable economic data and corporate profitability

- Inflation concerns emerge

- Small and mid caps outperform

- Positive backdrop for equities

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN MID CAP VALUE PORTFOLIO

PRESIDENT'S LETTER AUGUST 2, 2004

[PHOTO OF GEORGE C.W. GATCH]

"FAVORABLE ECONOMIC DATA AND GAINS IN CORPORATE PROFITABILITY OVERCAME INVESTOR CONCERNS ABOUT HIGHER INTEREST RATES IN THE FIRST HALF OF 2004, PUSHING U.S. EQUITY PRICES GRADUALLY HIGHER."

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan Mid Cap Value Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the six months ended June 30, 2004, along with reports from the portfolio managers.

EQUITIES EDGE HIGHER DESPITE RATE CONCERNS

Favorable economic data and gains in corporate profitability overcame investor concerns about higher interest rates in the first half of 2004, pushing U.S. equity prices gradually higher. In the early months of the year, the positive picture of low inflation, combined with robust economic growth and accelerating corporate earnings, supported equities. But by April, the picture was becoming less rosy. A sudden improvement in job creation, combined with higher-than-expected inflation, provoked a rise in bond yields and caused investor concerns over whether the Federal Reserve would be able to raise rates without choking off recovery. Furthermore, there was a marked increase in the level of violence in Iraq. On June 30, the last day of the half-year, the Federal Reserve confirmed that rates were on a rising trend, lifting them by 25 basis points. Even so, equities finished the half-year higher than they started it, with the optimists drawing confidence from the sharp improvement in job growth and stellar gains in corporate profits.

SMALL AND MID CAP OUTPERFORMANCE

Once again, equity market returns were far from uniform. Broadly speaking, large capitalization stocks made modest gains, with the broad-based S&P 500 Index up 3.4% for the period. Both mid and small capitalization stocks performed far more robustly. The S&P Small Cap 600 Index rose 10.1% while the S&P Mid Cap 400 Index appreciated 6.1%. This is in line with a historical pattern of superior performance from small caps when the U.S. economy is emerging from periods of sluggish business activity. Additionally, toward the end of the period, higher-quality stocks started to lead the market, in contrast to 2003 when they lagged.

OUTLOOK

A critical test has begun, as the U.S. economy attempts to make the transition from recovery to a sustainable, non-inflationary expansion. It is understandable that equities faltered as long-term interest rates moved higher, and as the Federal Reserve started to tighten. Barring a geopolitical catastrophe, however, we expect that the economy will cool but still grow at a solid pace; that corporate profits will continue to be supported by tight control over business costs; and that investors will, at some point in the not-so-distant future, again come to view equities as good value.

IMPORTANT MERGER NEWS

As you may know, J.P. Morgan Chase & Co. and Bank One Corp. merged in July 2004, as approved by both firms' shareholders. The combined company is called JPMorgan Chase & Co. The merger is compelling both strategically and financially. The new combined organization has toptier positions in both wholesale and retail financial services, an extensive client base and greater scale. And we have an extraordinarily talented team that shares common values and a strong client orientation.

As always, all of us at JPMorgan Fleming Asset Management thank you for your investment. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN MID CAP VALUE PORTFOLIO

AS OF JUNE 30, 2004                                                  (Unaudited)

                                   PORTFOLIO FACTS
                                   Portfolio Inception                   9/28/01
                                   Fiscal Year End                   DECEMBER 31
                                   Net Assets as of 6/30/2004        $50,378,525
                                   Primary Benchmark              RUSSELL MIDCAP
                                                                     VALUE INDEX

Q. HOW DID THE PORTFOLIO PERFORM?

A. JPMorgan Mid Cap Value Portfolio, which seeks growth from capital appreciation, rose 7.7% during the six months ended June 30, 2004. This compares with a gain of 7.2% for the Russell MidCap Value Index, the Fund's benchmark.

Q. WHY DID THE PORTFOLIO OUTPERFORM ITS BENCHMARK?

A. The Portfolio performed well during the first half of 2004. After the year began with the market's more speculative names posting the highest gains, market leadership shifted to higher-quality names in February. This development helped the Portfolio's performance, as our overriding focus is on quality and value. The positive performance relative to the benchmark is attributable to stock selection rather than sector weightings, with the Utilities and Information Technology sectors doing particularly well. The Portfolio's overweight position in Telecommunications was the largest detractor from performance. In addition, the Portfolio's Consumer Staples holdings, which rose moderately during the first half of the year, underperformed their benchmark peer group.

   Among a number of stocks that performed well, there were a few holdings that detracted from performance. The Portfolio's biggest detractor was Centurytel, a rural telephone company that declined 7.5% during the first half of the year. Although the company reported stellar fourth quarter profits backed by strong demand for long distance and internet services, management issued a disappointing outlook for 2004 and lowered earnings guidance. The company cited expectations of lower payments from carriers connecting to its network, lower federal funding to provide service to low income and rural areas and access line declines. While the company's cautious outlook caused a decrease in share price, we believe that the stock remains undervalued relative to its peers and the market.

   Another detractor from the portfolio was Autozone, as the auto parts supplier declined 6% year to date. Though the stock sold off on concerns about weak same-store sales results, we continue to find the company's defensive characteristics and modest valuation attractive.

Q. HOW WAS THE PORTFOLIO MANAGED?

A. As is always the case, our primary emphasis was on high-quality companies with solid management teams who generate good cash flow. Our quality bias helped our relative performance as we moved from the early phase of the market cycle, when the more speculative areas typically outperform the higher quality segments, to a more solid phase when companies whose earnings and cash flows are superior assume market leadership.

                                                 SEMI-ANNUAL REPORT JUNE 30 2004

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                26.5%
Consumer goods & services          24.1%
Industrial products & services     15.1%
Energy                              8.8%
Technology                          6.6%
REITs                               4.8%
Telecommunications                  4.5%
Short-Term Investments              3.7%
Utilities                           3.5%
Health services & systems           1.6%
Pharmaceuticals                     0.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Golden West Financial Corp.     2.7%

 2. Wilmington Trust Corp.          2.6%

 3. Kinder Morgan, Inc.             2.5%

 4. AutoZone, Inc.                  2.5%

 5. Assurant, Inc.                  2.4%

 6. M&T Bank Corp.                  2.2%

 7. VF Corp.                        2.1%

 8. Devon Energy Corp.              2.0%

 9. IPC Holdings LTD (Bermuda)      1.9%

10. Columbia Sportswear Co.         1.9%

Top 10 equity holdings comprised 22.8% ($11,131,886) of the Portfolio's market value of investments. As of June 30, 2004, the Portfolio held 91 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                                                           SINCE
                                                                       INCEPTION
                                                           1 YEAR      (9/28/01)
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO                                    24.76%         17.68%

[CHART]

LIFE OF PORTFOLIO PERFORMANCE (09/28/01 TO 06/30/04)

                 JPMORGAN MID CAP VALUE         RUSSELL MIDCAP VALUE      LIPPER VARIABLE ANNUITY MID-CAP
                 PORTFOLIO                      INDEX                     VALUE FUNDS INDEX
 9/28/2001                    $  10,000                    $  10,000                            $  10,000
 9/30/2001                    $  10,000                    $  10,000                            $  10,000
10/31/2001                    $  10,033                    $  10,053                            $  10,245
11/30/2001                    $  10,600                    $  10,757                            $  10,950
12/31/2001                    $  11,127                    $  11,203                            $  11,426
 1/31/2002                    $  11,127                    $  11,316                            $  11,422
 2/28/2002                    $  11,414                    $  11,500                            $  11,537
 3/31/2002                    $  11,860                    $  12,087                            $  12,143
 4/30/2002                    $  12,090                    $  12,079                            $  12,121
 5/31/2002                    $  12,251                    $  12,061                            $  12,000
 6/30/2002                    $  11,553                    $  11,523                            $  11,253
 7/31/2002                    $  10,814                    $  10,395                            $  10,209
 8/31/2002                    $  11,089                    $  10,515                            $  10,245
 9/30/2002                    $  10,425                    $   9,453                            $   9,424
10/31/2002                    $  11,056                    $   9,754                            $   9,756
11/30/2002                    $  11,451                    $  10,368                            $  10,343
12/31/2002                    $  11,217                    $  10,122                            $  10,001
  1/1/2003                    $  11,036                    $   9,841                            $   9,747
 2/28/2003                    $  10,875                    $   9,678                            $   9,518
 3/31/2003                    $  11,002                    $   9,711                            $   9,478
 4/30/2003                    $  11,712                    $  10,449                            $  10,152
 5/31/2003                    $  12,500                    $  11,368                            $  10,996
 6/30/2003                    $  12,547                    $  11,448                            $  11,133
 7/31/2003                    $  12,884                    $  11,804                            $  11,468
 8/31/2003                    $  13,180                    $  12,223                            $  11,898
 9/30/2003                    $  13,065                    $  12,128                            $  11,794
10/31/2003                    $  13,813                    $  13,018                            $  12,606
11/30/2003                    $  14,115                    $  13,395                            $  12,965
12/31/2003                    $  14,540                    $  13,974                            $  13,455
 1/31/2004                    $  14,796                    $  14,343                            $  13,759
 2/29/2004                    $  15,274                    $  14,697                            $  14,088
 3/31/2004                    $  15,369                    $  14,721                            $  14,036
 4/30/2004                    $  15,170                    $  14,098                            $  13,692
 5/31/2004                    $  15,436                    $  14,459                            $  13,851
 6/30/2004                    $  15,654                    $  14,975                            $  14,315

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT INDICATIVE OF FUTURE RETURNS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE PORTFOLIO'S PROSPECTUS WHICH INCLUDES INFORMATION ON THE PORTFOLIO'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A PORTFOLIO'S PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Portfolio commenced operations on 9/28/01.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Mid Cap Value Portfolio, Russell MidCap Value Index and Lipper Variable Annuity Mid-Cap Value Funds Index from September 28, 2001 to June 30, 2004. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell MidCap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Variable Annuity Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS               AS OF JUNE 30, 2004           (Unaudited)

SHARES        ISSUER                                                           VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 96.3%

              COMMON STOCKS -- 96.3%

              AEROSPACE -- 1.6%
     22,300   United Defense Industries, Inc.*                          $    780,500

              AGRICULTURAL PRODUCTION/SERVICES -- 0.5%
      6,400   Bunge LTD                                                      249,216

              APPAREL -- 3.9%
     16,600   Columbia Sportswear Co.*                                       906,692
     20,800   VF Corp.                                                     1,012,960
              ----------------------------------------------------------------------
                                                                           1,919,652
              ----------------------------------------------------------------------

              AUTOMOTIVE -- 1.6%
      8,500   BorgWarner, Inc.                                               372,045
      9,900   Genuine Parts Co.                                              392,832
              ----------------------------------------------------------------------
                                                                             764,877
              ----------------------------------------------------------------------

              BANKING -- 8.9%
      7,400   Cullen/Frost Bankers, Inc.                                     331,150
     12,400   M&T Bank Corp.                                               1,082,520
     23,400   North Fork Bancorporation, Inc.                                890,370
      5,000   TCF Financial Corp.                                            290,250
     10,300   Webster Financial Corp.                                        484,306
     34,600   Wilmington Trust Corp.                                       1,287,812
              ----------------------------------------------------------------------
                                                                           4,366,408
              ----------------------------------------------------------------------

              BUSINESS SERVICES -- 4.2%
      4,900   Affiliated Computer Services, Inc.,
              Class A*                                                       259,406
     15,300   Deluxe Corp.                                                   665,550
     11,300   Equifax, Inc.                                                  279,675
     17,300   IMS Health, Inc.                                               405,512
     25,500   Interactive Data Corp.*                                        444,210
              ----------------------------------------------------------------------
                                                                           2,054,353
              ----------------------------------------------------------------------

              CHEMICALS -- 2.8%
      1,200   Albemarle Corp.                                                 37,980
     12,100   Sigma-Aldrich Corp.                                            721,281
     15,100   The Sherwin-Williams Co.                                       627,405
              ----------------------------------------------------------------------
                                                                           1,386,666
              ----------------------------------------------------------------------

              COMPUTER SOFTWARE -- 1.6%
     12,700   Computer Associates
              International, Inc.                                       $    356,362
      8,400   DST Systems, Inc.*                                             403,956
              ----------------------------------------------------------------------
                                                                             760,318
              ----------------------------------------------------------------------

              COMPUTERS/COMPUTER HARDWARE -- 0.8%
      3,900   Lexmark International, Inc.*                                   376,467

              CONSTRUCTION MATERIALS -- 2.9%
     19,550   Florida Rock Industries, Inc.                                  824,424
     12,600   Vulcan Materials Co.                                           599,130
              ----------------------------------------------------------------------
                                                                           1,423,554
              ----------------------------------------------------------------------

              CONSUMER PRODUCTS -- 0.5%
      3,000   Fortune Brands, Inc.                                           226,290

              DISTRIBUTION -- 0.5%
      4,100   Hughes Supply, Inc.                                            241,613

              ENVIRONMENTAL SERVICES -- 1.4%
     23,600   Republic Services, Inc.                                        682,984

              FINANCIAL SERVICES -- 4.9%
      3,900   Charter One Financial, Inc.                                    172,341
     12,500   Golden West Financial Corp.                                  1,329,375
      2,900   H & R Block, Inc.                                              138,272
      4,000   Legg Mason, Inc.                                               364,040
      7,400   T. Rowe Price Group, Inc.                                      372,960
              ----------------------------------------------------------------------
                                                                           2,376,988
              ----------------------------------------------------------------------

              FOOD/BEVERAGE PRODUCTS -- 3.4%
      3,600   Brown-Forman Corp., Class B                                    173,772
     10,200   Constellation Brands, Inc., Class A*                           378,726
      8,850   Dean Foods Co.*                                                330,194
      9,000   Hormel Foods Corp.                                             279,900
     11,200   The J.M. Smucker Co.                                           514,192
              ----------------------------------------------------------------------
                                                                           1,676,784
              ----------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                           VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              HEALTH CARE/HEALTH CARE SERVICES -- 1.6%
      3,000   Coventry Health Care, Inc.*                               $    146,700
     13,100   Lincare Holdings, Inc.*                                        430,466
        500   Quest Diagnostics, Inc.                                         42,475
      1,600   WellPoint Health Networks, Inc.*                               179,216
              ----------------------------------------------------------------------
                                                                             798,857
              ----------------------------------------------------------------------

              INSURANCE -- 12.7%
     45,100   Assurant, Inc.                                               1,189,737
     13,865   Cincinnati Financial Corp.                                     603,405
     24,900   IPC Holdings LTD (Bermuda)                                     919,557
     11,900   MGIC Investment Corp.                                          902,734
     35,450   Old Republic International Corp.                               840,874
      6,600   PartnerRe LTD (Bermuda)                                        374,418
     11,600   Principal Financial Group, Inc.                                403,448
      9,600   SAFECO Corp.                                                   422,400
     14,800   Willis Group Holdings LTD
              (United Kingdom)                                               554,260
              ----------------------------------------------------------------------
                                                                           6,210,833
              ----------------------------------------------------------------------

              MACHINERY & ENGINEERING EQUIPMENT -- 0.7%
      9,750   IDEX Corp.                                                     334,913

              MANUFACTURING -- 3.3%
      6,400   Carlisle Companies, Inc.                                       398,400
      8,600   Cooper Industries LTD, Class A                                 510,926
     18,500   Crane Co.                                                      580,715
      3,100   Harsco Corp.                                                   145,700
              ----------------------------------------------------------------------
                                                                           1,635,741
              ----------------------------------------------------------------------

              MULTI-MEDIA -- 3.6%
      9,500   Gannett Co., Inc.                                              806,075
      4,000   Knight Ridder, Inc.                                            288,000
      6,400   The E.W. Scripps Co., Class A                                  672,000
              ----------------------------------------------------------------------
                                                                           1,766,075
              ----------------------------------------------------------------------

              OIL & GAS -- 6.3%
     18,900   Burlington Resources, Inc.                                     683,802
     14,400   Devon Energy Corp.                                             950,400
      7,400   Energen Corp.                                                  355,126
      9,200   Equitable Resources, Inc.                                      475,732
     16,300   Premcor, Inc.*                                                 611,250
              ----------------------------------------------------------------------
                                                                           3,076,310
              ----------------------------------------------------------------------

              PACKAGING -- 0.6%
     11,500   Pactiv Corp.*                                             $    286,810

              PAPER/FOREST PRODUCTS -- 1.9%
     12,100   Plum Creek Timber Co., Inc.                                    394,218
     11,687   Rayonier, Inc.                                                 519,487
              ----------------------------------------------------------------------
                                                                             913,705
              ----------------------------------------------------------------------

              PHARMACEUTICALS -- 0.8%
     13,000   NBTY, Inc.*                                                    382,070

              PIPELINES -- 2.5%
     20,700   Kinder Morgan, Inc.                                          1,227,303

              PRINTING & PUBLISHING -- 0.4%
        190   Washington Post Co., Class B                                   176,702

              REAL ESTATE -- 2.3%
     17,900   Brookfield Properties Corp. (Canada)                           514,625
     11,400   LNR Property Corp.                                             618,450
              ----------------------------------------------------------------------
                                                                           1,133,075
              ----------------------------------------------------------------------

              REAL ESTATE INVESTMENT TRUST -- 2.5%
      8,100   Kimco Realty Corp.                                             368,550
     10,600   PS Business Parks, Inc.                                        426,544
      9,800   Public Storage, Inc.                                           450,898
              ----------------------------------------------------------------------
                                                                           1,245,992
              ----------------------------------------------------------------------

              RESTAURANTS/FOOD SERVICES -- 2.2%
     19,600   Outback Steakhouse, Inc.                                       810,656
      7,500   Yum! Brands, Inc.*                                             279,150
              ----------------------------------------------------------------------
                                                                           1,089,806
              ----------------------------------------------------------------------

              RETAILING -- 5.7%
     21,900   Autonation, Inc.*                                              374,490
     15,300   AutoZone, Inc.*                                              1,225,530
     18,200   Family Dollar Stores, Inc.                                     553,644
     19,100   The TJX Companies, Inc.                                        461,074
      6,700   Tuesday Morning Corp.*                                         194,300
              ----------------------------------------------------------------------
                                                                           2,809,038
              ----------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                           VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              TELECOMMUNICATIONS -- 4.5%
     14,800   Alltel Corp.                                              $    749,176
     29,200   CenturyTel, Inc.                                               877,168
      8,400   Telephone & Data Systems, Inc.                                 598,080
              ----------------------------------------------------------------------
                                                                           2,224,424
              ----------------------------------------------------------------------

              TEXTILES -- 1.5%
     10,000   Mohawk Industries, Inc.*                                       733,300

              TOYS & GAMES -- 0.2%
      4,300   Mattel, Inc.                                                    78,475

              UTILITIES -- 3.5%
      8,600   Dominion Resources, Inc.                                       542,488
      9,800   Energy East Corp.                                              237,650
     13,000   SCANA Corp.                                                    472,810
     13,700   Sempra Energy                                                  471,691
              ----------------------------------------------------------------------
                                                                           1,724,639
              ----------------------------------------------------------------------
              Total Common Stocks                                         47,134,738
              (Cost $41,008,333)
              ----------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 3.7%

              MONEY MARKET FUND -- 3.7%
  1,791,372   JPMorgan Prime
              Money Market Fund (a)                                        1,791,372
              (Cost $1,791,372)
              ----------------------------------------------------------------------
              Total Investments -- 100.0%                               $ 48,926,110
              (Cost $42,799,705)
              ----------------------------------------------------------------------

Abbreviations:
*     -- Non-income producing security.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS
AND LIABILITIES                        AS OF JUNE 30, 2004           (Unaudited)

ASSETS:
Investments in non-affiliates, at value                             $ 47,134,738
Investments in affiliates, at value                                    1,791,372
--------------------------------------------------------------------------------
Total investment securities, at value                                 48,926,110
--------------------------------------------------------------------------------
Cash                                                                      22,188
Receivables:
    Investment securities sold                                           434,851
    Shares of beneficial interest sold                                 1,236,159
    Interest and dividends                                                40,453
--------------------------------------------------------------------------------
Total Assets                                                          50,659,761
--------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Investment securities purchased                                      155,690
    Shares of beneficial interest
    redeemed                                                              38,958
Accrued liabilities:
    Investment advisory fees                                              26,624
    Custodian fees                                                        13,869
    Trustees' fees                                                            87
    Other                                                                 46,008
--------------------------------------------------------------------------------
Total Liabilities                                                        281,236
--------------------------------------------------------------------------------
NET ASSETS                                                          $ 50,378,525
--------------------------------------------------------------------------------

NET ASSETS:
Paid in capital                                                     $ 43,255,946
Accumulated undistributed
(overdistributed) net investment income                                  115,571
Accumulated net realized gain (loss)
on investments                                                           880,603
Net unrealized appreciation
(depreciation) of investments                                          6,126,405
--------------------------------------------------------------------------------
Total Net Assets                                                      50,378,525
--------------------------------------------------------------------------------

Shares of beneficial interest outstanding
(no par value; unlimited number of
shares authorized):                                                    2,185,341
Net asset value, redemption and
offering price per share:                                           $      23.05
Cost of investments                                                 $ 42,799,705
--------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS                  FOR THE SIX MONTHS ENDED JUNE 30, 2004   (Unaudited)

INVESTMENT INCOME:
Dividend                                                            $    297,791
Dividend income from
affiliated investments*                                                   10,270
Foreign taxes withheld                                                      (618)
--------------------------------------------------------------------------------
Total investment income                                                  307,443
--------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                 134,308
Administration fees                                                       22,374
Custodian fees                                                            24,189
Printing and postage                                                      16,597
Professional fees                                                         25,551
Transfer agent fees                                                       11,353
Trustees' fees                                                             1,851
Other                                                                      3,645
--------------------------------------------------------------------------------
Total expenses                                                           239,868
--------------------------------------------------------------------------------
Less amounts voluntarily waived                                           47,967
Less earnings credits                                                         32
--------------------------------------------------------------------------------
    Net expenses                                                         191,869
--------------------------------------------------------------------------------
Net investment income                                                    115,574
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
    Investments                                                          955,278
Change in net unrealized
appreciation/depreciation of:
    Investments                                                        1,686,966
--------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
on investments                                                         2,642,244
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                     $  2,757,818
--------------------------------------------------------------------------------
*   Includes reimbursements
    of investment advisory and
    administration fees :                                           $      1,686
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS               FOR THE PERIODS INDICATED                (Unaudited)

                                                          1/1/04            YEAR
                                                         THROUGH           ENDED
                                                         6/30/04        12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                               $    115,574    $    127,944
Net realized gain (loss) on investments                  955,278         320,876
Change in net unrealized appreciation/
depreciation of investments                            1,686,966       4,144,529
--------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                    2,757,818       4,593,349
--------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                   (127,164)        (46,621)
Net realized gain on investment
transactions                                            (218,842)             --
--------------------------------------------------------------------------------
    Total distributions to shareholders                 (346,006)        (46,621)
--------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                           22,879,074      18,479,199
Dividends reinvested                                     346,006          46,621
Cost of shares redeemed                               (4,623,439)     (3,852,799)
Increase (decrease) from capital share
transactions                                          18,601,641      14,673,021
--------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                        21,013,453      19,219,749
--------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                   29,365,072      10,145,323
--------------------------------------------------------------------------------
End of period                                       $ 50,378,525    $ 29,365,072
--------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net investment income             $    115,571    $    127,161
--------------------------------------------------------------------------------

SHARE TRANSACTIONS:
Issued                                                 1,015,412         966,833
Reinvested                                                15,488           2,681
Redeemed                                                (205,912)       (216,000)
--------------------------------------------------------------------------------
Change in Shares                                         824,988         753,514
--------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP VALUE PORTFOLIO

NOTES TO FINANCIAL
STATEMENTS                                                           (Unaudited)

1. ORGANIZATION

JPMorgan Mid Cap Value Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993, for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the
Portfolio:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).

Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method, adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

E. FEDERAL INCOME TAXES -- The Portfolio's policy is to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

F. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.70% of the Portfolio's average daily net assets.

For the six months ended June 30, 2004, the Advisor voluntarily waived $25,593.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay JPMorgan Chase Bank ("JPMCB" or the "Administrator") a fee at an annual rate of 0.55% of the average daily net assets of the Portfolio. Under the agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

For the six months ended June 30, 2004, the Administrator voluntarily waived $22,374.

Neither the Portfolio's service providers nor the Administrator expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement.

D. OTHER -- Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2004, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004, purchases and sales of investments (excluding short-term investments) were as follows:

                                 PURCHASES               SALES         PURCHASES            SALES
                           (EXCLUDING U.S.     (EXCLUDING U.S.           OF U.S.          OF U.S.
                               GOVERNMENT)         GOVERNMENT)        GOVERNMENT       GOVERNMENT
                              $ 25,178,547         $ 9,153,682        $       --       $       --

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2004, were as follows:

                                                         GROSS             GROSS    NET UNREALIZED
                                 AGGREGATE          UNREALIZED        UNREALIZED      APPRECIATION
                                      COST        APPRECIATION      DEPRECIATION    (DEPRECIATION)
                              $ 42,799,705         $ 6,227,162        $ (100,757)      $ 6,126,405

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated effective April 15, 2004, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 14, 2005.

The Portfolio had no borrowings outstanding at June 30, 2004, nor at any time during the period then ended.

7. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

8. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co.

JPMORGAN MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS                                                 (Unaudited)

                                                           1/1/04            YEAR            YEAR          9/28/01*
                                                          THROUGH           ENDED           ENDED          THROUGH
                                                          6/30/04        12/31/03        12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $      21.59    $      16.72    $      16.69     $      15.00
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss) @                           0.07            0.09            0.12             0.02
    Net gains or losses on securities
    (both realized and unrealized)                           1.58            4.85            0.03             1.67
------------------------------------------------------------------------------------------------------------------
    Total from investment operations                         1.65            4.94            0.15             1.69
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income                     0.07            0.07            0.01               --
    Distributions from capital gains                         0.12              --            0.11               --
------------------------------------------------------------------------------------------------------------------
    Total distributions                                      0.19            0.07            0.12               --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $      23.05    $      21.59    $      16.72     $      16.69
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                              7.65%          29.63%           0.82%           11.27%
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)         $     50,379    $     29,365    $     10,145     $      2,655
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses                                             1.00%           1.00%           1.00%            1.00%
    Net investment income (loss)                             0.60%           0.76%           0.72%            0.46%
    Expenses without waivers,
    reimbursements and earnings credits                      1.25%           1.58%           2.69%           10.62%
    Net investment income (loss)
    without waivers, reimbursements
    and earnings credits                                     0.35%           0.18%          (0.97%)          (9.16%)
PORTFOLIO TURNOVER RATE(b)                                     24%             45%             72%              21%
------------------------------------------------------------------------------------------------------------------

  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Portfolio.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the Portfolio without examination by independent auditors, who express no opinion thereon.

INVESTORS SHOULD CAREFULLY READ THE PORTFOLIO'S PROSPECTUS WHICH INCLUDES INFORMATION ON THE PORTFOLIO'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A PORTFOLIO PROSPECTUS PLEASE CALL 800-348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

A list of Portfolio's holdings is available thirty days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-348-4782 to obtain further information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-348-4782 and on the Commission's website at http://www.sec.gov.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
      6112 W. 73rd Street                                          U.S. POSTAGE
     Bedford Park, IL 60638                                            PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004 All rights reserved.              SAN-MCVP-604

[GRAPHIC]

JPMORGAN FUNDS

SEMI-ANNUAL REPORT JUNE 30 2004 (UNAUDITED)

SMALL COMPANY PORTFOLIO

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                                   1

JPMorgan Small Company Portfolio
Portfolio Commentary                                                 2

Portfolio of Investments                                             5

Financial Statements                                                 8

Notes to Financial Statements                                       11

Financial Highlights                                                15

HIGHLIGHTS

-  Favorable economic data and corporate profitability

-  Inflation concerns emerge

-  Small and mid caps outperform

-  Positive backdrop for equities

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN SMALL COMPANY PORTFOLIO

PRESIDENT'S LETTER AUGUST 2, 2004

[PHOTO OF GEORGE C.W. GATCH]

"FAVORABLE ECONOMIC DATA AND GAINS IN CORPORATE PROFITABILITY OVERCAME INVESTOR CONCERNS ABOUT HIGHER INTEREST RATES IN THE FIRST HALF OF 2004, PUSHING U.S. EQUITY PRICES GRADUALLY HIGHER."

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan Small Company Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the six months ended June 30, 2004, along with a report from the Portfolio Manager.

EQUITIES EDGE HIGHER DESPITE RATE CONCERNS

Favorable economic data and gains in corporate profitability overcame investor concerns about higher interest rates in the first half of 2004, pushing U.S. equity prices gradually higher. In the early months of the year, the positive picture of low inflation, combined with robust economic growth and accelerating corporate earnings, supported equities. But by April, the picture was becoming less rosy. A sudden improvement in job creation, combined with higher-than-expected inflation, provoked a rise in bond yields and caused investor concerns over whether the Federal Reserve would be able to raise rates without choking off recovery. Furthermore, there was a marked increase in the level of violence in Iraq. On June 30, the last day of the half-year, the Federal Reserve confirmed that rates were on a rising trend, lifting them by 25 basis points. Even so, equities finished the half-year higher than they started it, with the optimists drawing confidence from the sharp improvement in job growth and stellar gains in corporate profits.

SMALL AND MID CAP OUTPERFORMANCE

Once again, equity market returns were far from uniform. Broadly speaking, large capitalization stocks made modest gains, with the broad-based S&P 500 Index up 3.4% for the period. Both mid and small capitalization stocks performed far more robustly. The S&P Small Cap 600 Index rose 10.1%, while the S&P Mid Cap 400 Index appreciated 6.1%. This is in line with a historical pattern of superior performance from small caps when the U.S. economy is emerging from periods of sluggish business activity. Additionally, towards the end of the period, higher-quality stocks started to lead the market, in contrast to 2003, when they lagged.

OUTLOOK

A critical test has begun, as the U.S. economy attempts to make the transition from recovery to a sustainable, non-inflationary expansion. It is understandable that equities faltered as long-term interest rates moved higher, and as the Federal Reserve started to tighten. Barring a geopolitical catastrophe, however, we expect that the economy will cool but still grow at a solid pace; that corporate profits will continue to be supported by tight control over business costs; and that investors will, at some point in the not-so-distant future, again come to view equities as good value.

IMPORTANT MERGER NEWS

As you may know, J.P. Morgan Chase & Co. and Bank One Corp. merged in July 2004, as approved by both firms' shareholders. The combined company is called JPMorgan Chase & Co. The merger is compelling both strategically and financially. The new combined organization has top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And we have an extraordinarily talented team that shares common values and a strong client orientation.

As always, everyone at JPMorgan Fleming Asset Management would like to thank you for your investment. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN SMALL COMPANY PORTFOLIO

AS OF JUNE 30, 2004                                                  (Unaudited)

                            PORTFOLIO FACTS
                            Portfolio Inception                           1/3/95
                            Fiscal Year End                          DECEMBER 31
                            Net Assets as of 6/30/2004               $60,047,557
                            Primary Benchmark                      S&P SMALL CAP
                                                                       600 INDEX

Q. HOW DID THE PORTFOLIO PERFORM?

A. JPMorgan Small Company Portfolio, which seeks to provide high total return from a portfolio of small company stocks, rose by 10.0% during the six months ended June 30, 2004. This compares with appreciation of 10.1% in the S&P Small Cap 600 Index, the Portfolio's benchmark.

Q. WHY DID THE PORTFOLIO PERFORM THIS WAY?

A. The Portfolio delivered strong absolute returns in the half-year, trailing its S&P Small Cap 600 Index benchmark by a small margin. During the second half of the period, higher-quality stocks returned to favor, which helped the performance of the Portfolio against its index.

   Relative to the benchmark, stock selection in the Consumer Cyclicals and Industrial Cyclicals sectors made the greatest contributions to performance. In Consumer Cyclicals, the leading contributors to performance included Toro Co., a maker of lawn-care equipment; Boyd Gaming Corp., an owner and operator of casinos, and Fossil, which makes branded designer accessories and watches. In Industrial Cyclicals, there were strong contributions from transportation stocks such as the two global freight-forwarding companies, UTI Worldwide and EGL, and trucker, Landstar System. Also in the sector, Ametek, which makes electric motors and blowers for vacuum cleaners, did well.

   The weakest performances occurred in the Semiconductors, Media and Energy sectors. In Semiconductors, stock prices were weak due to concern regarding a cyclical downtrend in the semiconductor cycle. Additionally, unfortunate timing in the purchase of Cirrus Logic and Standard Microsystems detracted from performance. In Media, advertising sales are failing to match expectations in spite of the improving economy, the presidential election and the Olympics. Sinclair Broadcast Group, the diversified television broadcaster, and Emmis Communications Corp., the radio and television broadcaster, performed poorly. Finally, in Energy, the Portfolio's oilfield service companies delivered positive returns, but still trailed their peers in the index.

Q. HOW WAS THE PORTFOLIO MANAGED?

A. As the Federal Reserve starts to tighten monetary policy, we are altering our holdings in sympathy with the interest rate cycle. We are looking for attractive Software companies positioned to benefit from an increase in corporate technology spending, and for Financials with strong commercial lending businesses that will gain from an increase in lending. By contrast, we are reducing our holdings in Industrial Cyclicals, where we believe that robust earnings are already discounted by stock prices, and we are moving to underweight in areas dependent on consumer spending, such as Retail and Consumer Cyclicals.

                                                 SEMI-ANNUAL REPORT JUNE 30 2004

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                  24.7%
Industrial Products & Services             20.6%
Technology                                 18.9%
Health Services & Systems                  10.5%
Finance & Insurance                         9.9%
Energy                                      6.7%
Short-Term Investments                      3.1%
Utilities                                   2.1%
Pharmaceuticals                             2.0%
REITs                                       1.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Cooper Companies, Inc.                  1.5%

 2. East-West Bancorp, Inc.                 1.5%

 3. Patina Oil & Gas Corp.                  1.5%

 4. Toro Co.                                1.4%

 5. Ametek, Inc.                            1.4%

 6. Southwestern Energy Co.                 1.4%

 7. Curtiss-Wright Corp.                    1.4%

 8. Sierra Health Services, Inc.            1.4%

 9. Landstar System, Inc.                   1.4%

10. Boyd Gaming Corp.                       1.3%

Top 10 equity holdings comprised 14.2% ($8,587,136) of the Portfolio's market value of investments. As of June 30, 2004, the Portfolio held 121 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                                                    SINCE
                                                                INCEPTION
                                1 YEAR    3 YEARS    5 YEARS     (1/3/95)
                                -----------------------------------------
SMALL COMPANY PORTFOLIO         34.99%      2.96%      5.39%       10.52%

[CHART]

LIFE OF PORTFOLIO PERFORMANCE (1/3/95 TO 6/30/04)

                         JPMORGAN SMALL             S&P SMALL CAP         LIPPER VARIABLE ANNUITY
                       COMPANY PORTFOLIO             600  INDEX         SMALL COMPANY FUNDS AVERAGE
1/3/95                    $ 10,000.00                $ 10,000.00                $ 10,000.00
1/31/95                   $ 10,010.00                $ 10,000.00                $ 10,000.00
2/28/95                   $ 10,440.43                $ 10,412.00                $ 10,362.00
3/31/95                   $ 10,750.51                $ 10,622.32                $ 10,598.25
4/30/95                   $ 10,990.25                $ 10,859.20                $ 10,787.96
5/31/95                   $ 11,150.70                $ 11,028.60                $ 10,944.39
6/30/95                   $ 11,760.65                $ 11,634.07                $ 11,502.55
7/31/95                   $ 12,391.02                $ 12,524.08                $ 12,231.81
8/31/95                   $ 12,651.23                $ 12,795.85                $ 12,470.33
9/30/95                   $ 12,851.12                $ 13,122.15                $ 12,712.26
10/31/95                  $ 12,411.61                $ 12,473.91                $ 12,290.21
11/30/95                  $ 13,032.19                $ 12,922.97                $ 12,741.26
12/31/95                  $ 13,290.23                $ 13,136.20                $ 12,938.75
1/31/96                   $ 13,380.60                $ 13,165.10                $ 12,920.64
2/29/96                   $ 13,942.59                $ 13,595.60                $ 13,651.95
3/31/96                   $ 14,162.88                $ 13,886.55                $ 13,828.06
4/30/96                   $ 14,920.60                $ 14,683.64                $ 14,793.25
5/31/96                   $ 15,480.12                $ 15,204.90                $ 15,370.19
6/30/96                   $ 14,780.42                $ 14,608.87                $ 14,804.57
7/31/96                   $ 13,731.01                $ 13,603.78                $ 13,639.45
8/31/96                   $ 14,336.54                $ 14,444.50                $ 14,459.18
9/30/96                   $ 14,920.04                $ 15,078.61                $ 15,185.03
10/31/96                  $ 15,014.04                $ 14,974.57                $ 14,931.44
11/30/96                  $ 15,468.96                $ 15,751.75                $ 15,394.31
12/31/96                  $ 16,188.27                $ 15,936.04                $ 15,659.10
1/31/97                   $ 16,434.33                $ 16,200.58                $ 15,997.33
2/28/97                   $ 15,969.24                $ 15,852.27                $ 15,455.02
3/31/97                   $ 15,094.13                $ 15,007.34                $ 14,741.00
4/30/97                   $ 14,793.75                $ 15,190.43                $ 14,699.73
5/31/97                   $ 16,540.89                $ 16,975.31                $ 16,268.19
6/30/97                   $ 17,401.02                $ 17,725.62                $ 17,039.30
7/31/97                   $ 18,492.07                $ 18,840.56                $ 18,075.29
8/31/97                   $ 18,928.48                $ 19,315.34                $ 18,351.84
9/30/97                   $ 20,156.94                $ 20,592.08                $ 19,621.79
10/31/97                  $ 19,530.06                $ 19,702.51                $ 18,805.52
11/30/97                  $ 19,489.04                $ 19,558.68                $ 18,615.59
12/31/97                  $ 19,830.10                $ 19,953.76                $ 18,814.77
1/31/98                   $ 19,300.64                $ 19,564.66                $ 18,525.03
2/28/98                   $ 21,255.79                $ 21,347.00                $ 19,960.71
3/31/98                   $ 22,392.98                $ 22,162.46                $ 20,944.78
4/30/98                   $ 22,204.88                $ 22,293.22                $ 21,047.41
5/31/98                   $ 21,019.14                $ 21,113.91                $ 19,959.26
6/30/98                   $ 20,804.74                $ 21,175.14                $ 20,130.91
7/31/98                   $ 18,973.92                $ 19,555.24                $ 18,747.91
8/31/98                   $ 15,218.98                $ 15,781.08                $ 15,112.69
9/30/98                   $ 16,296.49                $ 16,748.46                $ 15,998.30
10/31/98                  $ 16,726.71                $ 17,525.59                $ 16,716.62
11/30/98                  $ 17,526.25                $ 18,512.28                $ 17,781.47
12/31/98                  $ 18,739.07                $ 19,695.21                $ 19,118.63
1/31/99                   $ 18,724.08                $ 19,447.05                $ 19,248.64
2/28/99                   $ 17,254.24                $ 17,694.87                $ 17,747.25
3/31/99                   $ 17,885.74                $ 17,923.14                $ 18,224.65
4/30/99                   $ 18,787.18                $ 19,107.86                $ 19,416.54
5/31/99                   $ 18,518.53                $ 19,572.18                $ 19,731.09
6/30/99                   $ 19,894.45                $ 20,685.83                $ 21,062.94
7/31/99                   $ 19,830.79                $ 20,503.80                $ 20,917.60
8/31/99                   $ 19,545.23                $ 19,601.63                $ 20,390.48
9/30/99                   $ 20,129.63                $ 19,683.96                $ 20,580.11
10/31/99                  $ 21,015.33                $ 19,634.75                $ 21,106.96
11/30/99                  $ 23,671.67                $ 20,455.48                $ 22,886.28
12/31/99                  $ 27,056.72                $ 22,136.92                $ 25,893.54
1/31/2000                 $ 26,910.62                $ 21,450.68                $ 25,313.52
2/29/2000                 $ 31,584.99                $ 24,322.92                $ 29,333.31
3/31/2000                 $ 28,868.68                $ 23,422.97                $ 28,808.24
4/30/2000                 $ 24,789.54                $ 23,022.44                $ 26,716.76
5/31/2000                 $ 23,024.52                $ 22,340.98                $ 25,258.03
6/30/2000                 $ 26,572.60                $ 23,661.33                $ 27,965.69
7/31/2000                 $ 25,257.26                $ 23,079.26                $ 26,886.21
8/31/2000                 $ 27,957.26                $ 25,124.08                $ 29,480.73
9/30/2000                 $ 27,224.78                $ 24,440.71                $ 28,625.79
10/31/2000                $ 25,324.49                $ 24,594.68                $ 27,423.51
11/30/2000                $ 21,591.66                $ 22,034.38                $ 24,075.10
12/31/2000                $ 23,996.97                $ 24,749.01                $ 26,362.23
1/31/2001                 $ 24,380.92                $ 25,810.75                $ 27,371.90
2/28/2001                 $ 21,945.27                $ 24,236.29                $ 25,012.45
3/31/2001                 $ 20,409.10                $ 23,123.84                $ 23,269.08
4/30/2001                 $ 22,488.78                $ 24,885.88                $ 25,514.55
5/31/2001                 $ 23,307.38                $ 25,361.20                $ 26,167.72
6/30/2001                 $ 23,708.26                $ 26,289.42                $ 26,659.67
7/31/2001                 $ 22,439.87                $ 25,850.39                $ 25,625.28
8/31/2001                 $ 21,371.73                $ 25,261.00                $ 24,569.51
9/30/2001                 $ 18,467.31                $ 21,845.71                $ 21,144.52
10/31/2001                $ 19,435.00                $ 23,010.09                $ 22,478.74
11/30/2001                $ 20,820.72                $ 24,692.13                $ 24,153.41
12/31/2001                $ 22,072.04                $ 26,363.78                $ 25,626.77
1/31/2002                 $ 21,621.77                $ 26,593.15                $ 25,219.30
2/28/2002                 $ 21,172.04                $ 26,135.75                $ 24,397.15
3/31/2002                 $ 22,774.76                $ 28,200.47                $ 26,312.33
4/30/2002                 $ 22,562.96                $ 28,998.54                $ 26,059.73
5/31/2002                 $ 21,608.54                $ 27,798.00                $ 25,079.89
6/30/2002                 $ 20,521.63                $ 26,360.85                $ 23,514.90
7/31/2002                 $ 17,728.64                $ 22,638.70                $ 20,274.55
8/31/2002                 $ 17,895.29                $ 22,853.76                $ 20,274.55
9/30/2002                 $ 16,791.15                $ 21,455.11                $ 18,818.83
10/31/2002                $ 17,074.92                $ 22,141.68                $ 19,483.14
11/30/2002                $ 18,162.59                $ 23,293.04                $ 20,911.25
12/31/2002                $ 17,292.60                $ 22,508.07                $ 19,821.78
1/31/2003                 $ 16,740.97                $ 21,733.79                $ 19,284.61
2/28/2003                 $ 16,506.60                $ 21,038.31                $ 18,736.92
3/31/2003                 $ 16,539.61                $ 21,204.51                $ 18,924.29
4/30/2003                 $ 17,710.61                $ 22,924.20                $ 20,523.40
5/31/2003                 $ 18,847.64                $ 24,771.89                $ 22,347.93
6/30/2003                 $ 19,166.16                $ 25,415.96                $ 22,823.94
7/31/2003                 $ 20,051.64                $ 26,737.59                $ 23,990.24
8/31/2003                 $ 21,154.48                $ 28,039.71                $ 25,216.14
9/30/2003                 $ 20,602.35                $ 27,215.34                $ 24,565.56
10/31/2003                $ 22,357.67                $ 29,574.91                $ 26,565.20
11/30/2003                $ 22,976.97                $ 30,692.84                $ 27,417.94
12/31/2003                $ 23,512.34                $ 31,236.10                $ 27,930.66
1/31/2004                 $ 23,813.29                $ 32,135.70                $ 28,933.37
2/29/2004                 $ 24,215.74                $ 32,752.71                $ 29,225.60
3/31/2004                 $ 24,666.15                $ 33,181.77                $ 29,336.66
4/30/2004                 $ 24,264.09                $ 32,080.14                $ 28,171.99
5/31/2004                 $ 24,363.58                $ 32,570.96                $ 28,557.95
6/30/2004                 $ 25,858.48                $ 34,375.39                $ 29,594.60

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT INDICATIVE OF FUTURE RETURNS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE PORTFOLIO'S PROSPECTUS WHICH INCLUDES INFORMATION ON THE PORTFOLIO'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A PORTFOLIO'S PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Small Company Portfolio, S&P Small Cap 600 Index, and Lipper Variable Annuity Small Company Funds Average from January 3, 1995 to June 30, 2004. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P Small Cap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Variable Annuity Small Company Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue-chip" companies, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock. All Portfolio data are subject to change.

JPMORGAN SMALL COMPANY PORTFOLIO

PORTFOLIO OF INVESTMENTS         AS OF JUNE 30, 2004                 (Unaudited)

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.9%

                  COMMON STOCKS -- 96.9%

                  AEROSPACE -- 2.5%
         10,500   Alliant Techsystems, Inc.*                           $       665,070
         15,100   Curtiss-Wright Corp.                                         848,469
                  --------------------------------------------------------------------
                                                                             1,513,539
                  --------------------------------------------------------------------

                  APPAREL -- 3.1%
         17,200   Kenneth Cole Productions, Inc., Class A                      589,444
         27,770   Quiksilver, Inc.*                                            661,204
          9,600   Timberland Co., Class A*                                     620,064
                  --------------------------------------------------------------------
                                                                             1,870,712
                  --------------------------------------------------------------------

                  AUTOMOTIVE -- 3.8%
         12,000   Bandag, Inc.                                                 534,360
         11,335   Lithia Motors, Inc., Class A                                 280,881
          9,700   Oshkosh Truck Corp.                                          555,907
          8,600   Polaris Industries, Inc.                                     412,800
         14,200   Winnebago Industries, Inc.                                   529,376
                  --------------------------------------------------------------------
                                                                             2,313,324
                  --------------------------------------------------------------------

                  BANKING -- 7.1%
          5,500   Alabama National Bancorp                                     305,085
          7,300   Bank of the Ozarks, Inc.                                     170,090
         10,600   Boston Private Financial
                  Holdings, Inc.                                               245,496
         29,000   East-West Bancorp, Inc.                                      890,299
         15,300   Hancock Holding Co.                                          444,618
         15,300   Hudson United Bancorp                                        570,384
          5,936   MB Financial, Inc.                                           218,504
         21,800   Sterling Bancshares, Inc.                                    309,342
          9,700   The South Financial Group, Inc.                              274,898
         13,200   UCBH Holdings, Inc.                                          521,664
          5,900   Wintrust Financial Corp.                                     298,009
                  --------------------------------------------------------------------
                                                                             4,248,389
                  --------------------------------------------------------------------

                  BIOTECHNOLOGY -- 0.5%
         15,600   Serologicals Corp.*                                          311,844

                  BROADCASTING/CABLE -- 0.5%
         30,400   Sinclair Broadcast Group, Inc.,
                  Class A                                                      312,208

                  BUSINESS SERVICES -- 1.9%
         10,600   Banta Corp.                                                  470,746
         57,600   MPS Group, Inc.*                                     $       698,112
                                                                             1,168,858
                  --------------------------------------------------------------------

                  CHEMICALS -- 2.6%
         16,400   Albemarle Corp.                                              519,060
         17,700   Georgia Gulf Corp.                                           634,722
         15,000   Spartech Corp.                                               389,100
                  --------------------------------------------------------------------
                                                                             1,542,882
                  --------------------------------------------------------------------

                  COMPUTER NETWORKS -- 1.8%
         11,700   Avocent Corp.*                                               429,858
         13,500   Micros Systems, Inc.*                                        647,595
                  --------------------------------------------------------------------
                                                                             1,077,453
                  --------------------------------------------------------------------

                  COMPUTER SOFTWARE -- 4.5%
         18,515   CACI International, Inc., Class A*                           748,747
         19,900   FileNet Corp.*                                               628,243
         10,500   Hyperion Solutions Corp.*                                    459,060
         20,700   Intergraph Corp.*                                            535,302
         30,500   MSC.Software Corp.*                                          272,975
          3,100   Transaction Systems Architects,
                  Inc., Class A*                                                66,743
                  --------------------------------------------------------------------
                                                                             2,711,070
                  --------------------------------------------------------------------

                  COMPUTERS/COMPUTER HARDWARE -- 1.7%
          9,500   Imation Corp.                                                404,795
          7,050   Zebra Technologies Corp., Class A*                           613,350
                  --------------------------------------------------------------------
                                                                             1,018,145
                  --------------------------------------------------------------------

                  CONSUMER PRODUCTS -- 5.9%
         16,500   Church & Dwight Co., Inc.                                    755,370
         24,150   Fossil, Inc.*                                                658,088
         20,000   Jarden Corp.*                                                719,800
          8,400   The Scotts Co., Class A*                                     536,592
         12,400   Toro Co.                                                     868,868
                  --------------------------------------------------------------------
                                                                             3,538,718
                  --------------------------------------------------------------------

                  CONSUMER SERVICES -- 0.7%
          9,900   Regis Corp.                                                  441,441

                  DISTRIBUTION -- 0.9%
         20,200   Watsco, Inc.                                                 567,014

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

                  ELECTRONICS/ELECTRICAL EQUIPMENT -- 3.1%

         27,700   Ametek, Inc.                                         $       855,930
          7,400   Brady Corp., Class A                                         341,140
         33,000   Paxar Corp.*                                                 644,160
                  --------------------------------------------------------------------
                                                                             1,841,230
                  --------------------------------------------------------------------

                  ENTERTAINMENT/LEISURE -- 2.2%
         15,100   Argosy Gaming Co.*                                           567,760
         29,600   Boyd Gaming Corp.                                            786,472
                  --------------------------------------------------------------------
                                                                             1,354,232
                  --------------------------------------------------------------------

                  ENVIRONMENTAL SERVICES -- 1.0%
         20,288   Waste Connections, Inc.*                                     601,727

                  FINANCIAL SERVICES -- 1.4%
         11,950   Affiliated Managers Group, Inc.*                             601,922
          6,000   Piper Jaffray Cos.*                                          271,380
                  --------------------------------------------------------------------
                                                                               873,302
                  --------------------------------------------------------------------

                  HEALTH CARE/HEALTH CARE SERVICES -- 10.5%
         12,500   Advanced Medical Optics, Inc.*                               532,125
          6,800   AMERIGROUP Corp.*                                            334,560
         14,700   Cooper Companies, Inc.                                       928,598
          7,400   Datascope Corp.                                              293,706
          6,300   Idexx Laboratories, Inc.*                                    396,522
         13,600   Invacare Corp.                                               608,192
         20,200   Kindred Healthcare, Inc.*                                    532,270
          9,700   Ocular Sciences, Inc.*                                       368,600
         57,400   PSS World Medical, Inc.*                                     642,880
          5,300   Respironics, Inc.*                                           311,375
         18,700   Sierra Health Services, Inc.*                                835,890
         16,600   Sybron Dental Specialties, Inc.*                             495,510
                  --------------------------------------------------------------------
                                                                             6,280,228
                  --------------------------------------------------------------------

                  INSURANCE -- 1.4%
          5,300   Philadelphia Consolidated Holding Corp.*                     318,371
         17,800   Platinum Underwriters
                  Holdings LTD (Bermuda)                                       541,654
                  --------------------------------------------------------------------
                                                                               860,025
                  --------------------------------------------------------------------

                  MACHINERY & ENGINEERING EQUIPMENT -- 4.4%
         20,385   IDEX Corp.                                                   700,225
          6,800   Kennametal, Inc.                                     $       311,440
         12,530   Regal-Beloit Corp.                                           278,918
         17,000   The Manitowoc Co., Inc.                                      575,450
         13,300   UNOVA, Inc.*                                                 269,325
         29,600   Wabtec Corp.                                                 533,984
                  --------------------------------------------------------------------
                                                                             2,669,342
                  --------------------------------------------------------------------

                  MANUFACTURING -- 3.0%
         18,284   Actuant Corp., Class A*                                      712,893
         12,700   AptarGroup, Inc.                                             554,863
         17,700   Kaydon Corp.                                                 547,461
                  --------------------------------------------------------------------
                                                                             1,815,217
                  --------------------------------------------------------------------

                  METALS/MINING -- 2.4%
          7,500   Century Aluminum Co.*                                        185,925
         11,500   Cleveland-Cliffs, Inc.*                                      648,485
         18,800   Commercial Metals Co.                                        610,060
                  --------------------------------------------------------------------
                                                                             1,444,470
                  --------------------------------------------------------------------

                  MULTI-MEDIA -- 0.7%
         21,300   Emmis Communications Corp.,
                  Class A*                                                     446,874

                  OIL & GAS -- 6.7%
         12,500   Maverick Tube Corp.*                                         328,250
         29,750   Patina Oil & Gas Corp.                                       888,632
         33,000   Plains Exploration &
                  Production Co.*                                              605,550
         29,600   Southwestern Energy Co.*                                     848,632
         17,100   St. Mary Land & Exploration Co.                              609,615
         19,600   Swift Energy Co.*                                            432,376
         12,400   Varco International, Inc.*                                   271,436
                  --------------------------------------------------------------------
                                                                             3,984,491
                  --------------------------------------------------------------------

                  PAPER/FOREST PRODUCTS -- 0.5%
         17,500   Wausau-Mosinee Paper Corp.                                   302,750

                  PHARMACEUTICALS -- 1.5%
          6,600   Cephalon, Inc.*                                              356,400
          2,125   La Jolla Pharmaceutical Co. (PIPE),#*                          5,164
         18,080   Medicines Co.*                                               551,621
                  --------------------------------------------------------------------
                                                                               913,185
                  --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

                  REAL ESTATE -- 0.8%
         17,200   Jones Lang LaSalle, Inc.*                            $       466,120

                  REAL ESTATE INVESTMENT TRUST -- 0.7%
          7,600   Alexandria Real Estate
                  Equities, Inc.                                               431,528

                  RESTAURANTS/FOOD SERVICES -- 2.6%
         10,500   Applebee's International, Inc.                               241,710
         24,100   Lone Star Steakhouse & Saloon                                655,279
         12,600   Luby's, Inc.*                                                 87,066
         18,700   Papa John's International, Inc.*                             552,398
                  --------------------------------------------------------------------
                                                                             1,536,453
                  --------------------------------------------------------------------

                  RETAILING -- 4.3%
         20,250   AnnTaylor Stores Corp.*                                      586,845
         10,100   Chico's FAS, Inc.*                                           456,116
         12,400   Genesco, Inc.*                                               293,012
         14,000   Men's Wearhouse, Inc.*                                       369,460
         17,545   School Specialty, Inc.*                                      637,059
          9,100   The Finish Line, Inc., Class A*                              274,547
                  --------------------------------------------------------------------
                                                                             2,617,039
                  --------------------------------------------------------------------

                  SEMI-CONDUCTORS -- 4.7%
         37,300   ANADIGICS, Inc.*                                             192,431
         50,100   Axcelis Technologies, Inc.*                                  623,244
         53,800   Cirrus Logic, Inc.*                                          323,338
          6,400   Cymer, Inc.*                                                 239,616
         29,000   FSI International, Inc.*                                     226,490
          8,300   International Rectifier Corp.*                               343,786
         14,800   Standard Microsystems Corp.*                                 345,136
         14,120   Varian Semiconductor
                  Equipment Associates, Inc.*                                  544,467
                  --------------------------------------------------------------------
                                                                             2,838,508
                  --------------------------------------------------------------------

                  SHIPPING/TRANSPORTATION -- 1.1%
         12,400   UTI Worldwide, Inc.
                  (Virgin Islands)                                             653,356

                  TELECOMMUNICATIONS EQUIPMENT -- 1.2%
         20,400   CommScope, Inc.*                                             437,580
         11,800   Inter-Tel, Inc.                                              294,646
                  --------------------------------------------------------------------
                                                                               732,226
                  --------------------------------------------------------------------

                  TRANSPORTATION -- 3.1%
         14,050   Arkansas Best Corp.                                  $       462,526
         22,500   EGL, Inc.*                                                   598,500
         15,800   Landstar System, Inc.*                                       835,346
                  --------------------------------------------------------------------
                                                                             1,896,372
                  --------------------------------------------------------------------

                  UTILITIES -- 2.1%
          9,900   American States Water Co.                                    230,076
         19,250   Aqua America, Inc.                                           385,963
          9,800   Atmos Energy Corp.                                           250,880
          9,100   New Jersey Resources Corp.                                   378,378
                  --------------------------------------------------------------------
                                                                             1,245,297
                  --------------------------------------------------------------------
                  Total Common Stocks                                       58,439,569
                  (Cost $44,369,546)
                  --------------------------------------------------------------------

                  SHORT-TERM INVESTMENT -- 3.1%
                  MONEY MARKET FUND -- 3.1%
      1,861,524   JPMorgan Prime Money Market
                  Fund (a)                                                   1,861,524
                  (Cost $1,861,524)
                  --------------------------------------------------------------------
                  Total Investments -- 100.0%                          $    60,301,093
                  (Cost $46,231,070)
                  --------------------------------------------------------------------

Abbreviations:
*    -- Non-income producing security.
#    -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.
PIPE -- Private investment in a public entity.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO

STATEMENT OF ASSETS
AND LIABILITIES                 AS OF JUNE 30, 2004                  (Unaudited)

ASSETS:
Investments in non-affiliates, at value                                 $   58,439,569
Investments in affiliates, at value                                          1,861,524
--------------------------------------------------------------------------------------
Total investment securities, at value                                       60,301,093
--------------------------------------------------------------------------------------
Cash                                                                             5,523
Receivables:
    Shares of beneficial interest sold                                          69,122
    Interest and dividends                                                      30,701
--------------------------------------------------------------------------------------
Total Assets                                                                60,406,439
--------------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Investment securities purchased                                            187,171
    Shares of beneficial interest
    redeemed                                                                    79,359
Accrued liabilities:
    Investment advisory fees                                                    28,330
    Administration fees                                                          7,555
    Custodian fees                                                              10,888
    Other                                                                       45,579
--------------------------------------------------------------------------------------
Total Liabilities                                                              358,882
--------------------------------------------------------------------------------------
NET ASSETS                                                              $   60,047,557
--------------------------------------------------------------------------------------

NET ASSETS:
Paid in capital                                                         $   54,658,793
Accumulated undistributed
(overdistributed) net investment
income                                                                        (148,620)
Accumulated net realized gain
(loss) on investments                                                       (8,532,639)
Net unrealized appreciation
(depreciation) of investments                                               14,070,023
Total Net Assets                                                        $   60,047,557
Shares of beneficial interest
outstanding (no par value;
unlimited number of shares
authorized):                                                                 3,881,219
Net asset value, redemption and
offering price per share:                                               $        15.47
--------------------------------------------------------------------------------------
Cost of investments                                                     $   46,231,070
--------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS              FOR THE SIX MONTHS ENDED JUNE 30, 2004       (Unaudited)

INVESTMENT INCOME:
Dividend                                                                $      162,696
Dividend income from affiliated
investments*                                                                     8,262
--------------------------------------------------------------------------------------
Total investment income                                                        170,958
--------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                       166,661
Administration fees                                                             55,019
Custodian fees                                                                  25,155
Printing and postage                                                            20,642
Professional fees                                                               25,883
Transfer agent fees                                                             15,041
Trustees' fees                                                                   3,585
Other                                                                            7,608
--------------------------------------------------------------------------------------
Total expenses                                                                 319,594
--------------------------------------------------------------------------------------
Less earnings credits                                                               16
--------------------------------------------------------------------------------------
    Net expenses                                                               319,578
--------------------------------------------------------------------------------------
Net investment income (loss)                                                  (148,620)
--------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
    Investments                                                              3,753,925
Change in net unrealized
appreciation/depreciation of:
    Investments                                                              1,734,237
--------------------------------------------------------------------------------------

Net realized and unrealized gain
(loss) on investments                                                        5,488,162
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                         $    5,339,542
--------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory and
    administration fees:                                                $        1,362
--------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS                  FOR THE PERIODS INDICATED             (Unaudited)

                                                                                1/1/04              YEAR
                                                                               THROUGH             ENDED
                                                                               6/30/04          12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income (loss)                                            $     (148,620)   $     (225,088)
Net realized gain (loss) on investments                                      3,753,925         1,947,896
Change in net unrealized appreciation/
depreciation of investments                                                  1,734,237        11,768,664
--------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                          5,339,542        13,491,472
--------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                                               --                --
--------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                                  9,415,296        22,024,444
Dividends reinvested                                                                --                --
Cost of shares redeemed                                                     (6,922,351)      (21,012,337)
Increase (decrease) from capital
share transactions                                                           2,492,945         1,012,107
--------------------------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                                               7,832,487        14,503,579
--------------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                                         52,215,070        37,711,491
--------------------------------------------------------------------------------------------------------
End of period                                                           $   60,047,557    $   52,215,070
--------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net investment
income (loss)                                                           $     (148,620)   $           --
--------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
Issued                                                                         648,353         1,794,368
Reinvested                                                                          --                --
Redeemed                                                                      (481,367)       (1,727,741)
--------------------------------------------------------------------------------------------------------
    Change in Shares                                                           166,986            66,627
--------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO

NOTES TO FINANCIAL
STATEMENTS                                                           (Unaudited)

1. ORGANIZATION

JPMorgan Small Company Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its Portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movements and changes in prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).

Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

E. FEDERAL INCOME TAXES -- The Porfolio's policy is to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

F. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay JPMorgan Chase Bank ("JPMCB" or the "Administrator") a fee at an annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

Neither the Portfolio's service providers nor the Administrator expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement.

D. OTHER -- Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2004, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004, purchases and sales of investments (excluding short-term investments) were as follows:

                                            PURCHASES             SALES    PURCHASES         SALES
                                      (EXCLUDING U.S.   (EXCLUDING U.S.      OF U.S.       OF U.S.
                                          GOVERNMENT)       GOVERNMENT)   GOVERNMENT    GOVERNMENT
                                      $    16,997,057   $    14,705,443   $       --    $       --

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2004 are as follows:

                                                            GROSS            GROSS     NET UNREALIZED
                                        AGGREGATE      UNREALIZED       UNREALIZED       APPRECIATION
                                             COST    APPRECIATION     DEPRECIATION     (DEPRECIATION)
                                     $ 46,231,070    $ 14,985,282     $  (915,259)     $   14,070,023

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, effective April 15, 2004, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 14, 2005.

The Portfolio had no borrowings outstanding at June 30, 2004, nor at any time during the period then ended.

7. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

8. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co.

JPMORGAN SMALL COMPANY PORTFOLIO

FINANCIAL HIGHLIGHTS                                                 (Unaudited)

                                                   1/1/04                 YEAR ENDED DECEMBER 31,
                                                  THROUGH   ----------------------------------------------------
                                                  6/30/04       2003       2002       2001       2000       1999
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $  14.06   $  10.34   $  13.22   $  14.38   $  16.73   $  11.86
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                    (0.04)     (0.06)        --+      0.03       0.03         --+
    Net gains or losses on securities
    (both realized and unrealized)                   1.45       3.78      (2.86)     (1.18)     (1.93)      5.23
----------------------------------------------------------------------------------------------------------------
    Total from investment operations                 1.41       3.72      (2.86)     (1.15)     (1.90)      5.23
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income               --         --       0.02       0.01       0.02       0.01
    Distributions from capital gains                   --         --         --         --       0.43       0.35
----------------------------------------------------------------------------------------------------------------
    Total distributions                                --         --       0.02       0.01       0.45       0.36
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  15.47   $  14.06   $  10.34   $  13.22   $  14.38   $  16.73
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        10.03%     35.98%    (21.65%)    (8.03%)   (11.32%)    44.39%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)     $ 60,048   $ 52,215   $ 37,711   $ 43,229   $ 32,978   $ 16,425
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses                                     1.15%      1.15%      1.15%      1.15%      1.15%      1.15%
    Net investment income (loss)                    (0.53%)    (0.53%)     0.05%      0.26%      0.30%      0.07%
    Expenses without reimbursements and
    earnings credits                                 1.15%      1.15%      1.16%      1.15%      1.32%      2.57%
    Net investment income (loss) without
    reimbursements and earnings credits             (0.53%)    (0.53%)     0.04%      0.26%      0.13%     (1.35%)
PORTFOLIO TURNOVER RATE(b)                             27%        60%       162%        91%       105%       121%
----------------------------------------------------------------------------------------------------------------

  + Amount is less than $0.005.
(b) Not annualized for periods less than one year.
 #  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Portfolio.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the Portfolio without examination by independent auditors, who express no opinion thereon.

INVESTORS SHOULD CAREFULLY READ THE PORTFOLIO'S PROSPECTUS WHICH INCLUDES INFORMATION ON THE PORTFOLIO'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A PORTFOLIO'S PROSPECTUS PLEASE CALL 800-348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

A list of portfolio holdings is available thirty days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-348-4782 to obtain further information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-348-4782 and on the Commission's website at http://www.sec.gov.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
       6112 W. 73rd Street                                        U.S. POSTAGE
     Bedford Park, IL 60638                                           PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004 All rights reserved.               SAN-SCP-604

[GRAPHIC]

JPMORGAN FUNDS


SEMI-ANNUAL REPORT JUNE 30 2004 (UNAUDITED)

U.S. LARGE CAP CORE EQUITY PORTFOLIO

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                  1

JPMorgan U.S. Large Cap Core Equity Portfolio
Portfolio Commentary                                2

Portfolio of Investments                            5

Financial Statements                                7

Notes to Financial Statements                      10

Financial Highlights                               15

HIGHLIGHTS

- Favorable economic data and corporate profitability

- Inflation concerns emerge

- Small and mid caps outperform

- Positive backdrop for equities

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO

PRESIDENT'S LETTER   AUGUST 2, 2004

[PHOTO OF GEORGE C.W. GATCH]

"FAVORABLE ECONOMIC DATA AND GAINS IN CORPORATE PROFITABILITY OVERCAME INVESTOR CONCERNS ABOUT HIGHER INTEREST RATES IN THE FIRST HALF OF 2004, PUSHING U.S. EQUITY PRICES GRADUALLY HIGHER."

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan U.S. Large Cap Core Equity Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the six months ended June 30, 2004, along with a report from the Portfolio Manager.

EQUITIES EDGE HIGHER DESPITE RATE CONCERNS

Favorable economic data and gains in corporate profitability overcame investor concerns about higher interest rates in the first half of 2004, pushing U.S. equity prices gradually higher. In the early months of the year, the positive picture of low inflation, combined with robust economic growth and accelerating corporate earnings, supported equities. But by April, the picture was becoming less rosy. A sudden improvement in job creation, combined with higher-than-expected inflation, provoked a rise in bond yields and caused investor concerns over whether the Federal Reserve would be able to raise rates without choking off recovery. Furthermore, there was a marked increase in the level of violence in Iraq. On June 30, the last day of the half-year, the Federal Reserve confirmed that rates were on a rising trend, lifting them by 25 basis points. Even so, equities finished the half-year higher than they started it, with the optimists drawing confidence from the sharp improvement in job growth and stellar gains in corporate profits.

SMALL AND MID CAP OUTPERFORMANCE

Once again, equity market returns were far from uniform. Broadly speaking, large capitalization stocks made modest gains, with the broad-based S&P 500 Index up 3.4% for the period. Both mid and small capitalization stocks performed far more robustly. The S&P Small Cap 600 Index rose 10.1% while the S&P Mid Cap 400 Index appreciated 6.1%. This is in line with a historical pattern of superior performance from small caps when the U.S. economy is emerging from periods of sluggish business activity. Additionally, toward the end of the period higher-quality stocks started to lead the market, in contrast to 2003, when they lagged.

OUTLOOK

A critical test has begun, as the U.S. economy attempts to make the transition from recovery to a sustainable, non-inflationary expansion. It is understandable that equities faltered as long-term interest rates moved higher, and as the Federal Reserve started to tighten. Barring a geopolitical catastrophe, however, we expect that the economy will cool but still grow at a solid pace; that corporate profits will continue to be supported by tight control over business costs; and that investors will, at some point in the not-so-distant future, again come to view equities as good value.

IMPORTANT MERGER NEWS

As you may know, J.P. Morgan Chase & Co. and Bank One Corp. merged in July 2004, as approved by both firms' shareholders. The combined company is called JPMorgan Chase & Co. The merger is compelling both strategically and financially. The new combined organization has top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And, we have an extraordinarily talented team that shares common values and a strong client orientation.

As always, everyone at JPMorgan Fleming Asset Management would like to thank you for your investment. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO

AS OF JUNE 30, 2004                                                  (Unaudited)

                                   PORTFOLIO FACTS
                                   Portfolio Inception                    1/3/95
                                   Fiscal Year End                   DECEMBER 31
                                   Net Assets as of 6/30/2004        $52,613,902
                                   Primary Benchmark               S&P 500 INDEX

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan U.S. Large Cap Core Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities, rose 3.20% during the six months ended June 30, 2004. This compares to an increase of 3.44% by the S&P 500 Index, the Portfolio's benchmark.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: The Portfolio participated in the market's advance but marginally underperformed its benchmark during the first half of 2004. The six-month period ended June 30, 2004 began with an extension of the equity market rally that we witnessed in most of 2003 as the market's more speculative names posted the highest gains. However, the second quarter brought with it a shift in market leadership to higher-quality names. This development helped the Portfolio's performance, as our overriding focus is on quality and value, but could not overcome the deficit from earlier in the year.

   Stock selection was strongest in the Industrial Cyclicals sector, where the portfolio manager added value against the benchmark. Among the top contributors in the sector was Tyco International. Investors reacted positively to its second-quarter results and increased guidance for 2004. Tyco continues to benefit from an improving global economy, seeing double digit sales growth in its Safety Products component and improvements in the Fire & Security division. Additionally, Tyco generated over $1 billion of free cash flow in the quarter, which the company used in part to pay down debt. Sepracor, in the Pharmaceuticals/Medical Technology sector, was another top contributor for the period. Shares of Sepracor advanced on news that the company had won conditional U.S. approval for Estorra, an anti-insomnia drug. By granting approval status, the Food and Drug Administration appears to be opening the way for the drug to reach the U.S. market later this year.

   Despite the strong return generated by the Portfolio, some sectors did lag their benchmark peer group in the period. In particular, an underweight position and lackluster stock selection in the Consumer Staples sector modestly detracted from the Portfolio's relative return. Amongst the top detractors from the Portfolio's performance was Viacom Inc. The stock has been under pressure for a number of reasons, including poor growth from its radio, outdoor and entertainment units, as well as the resignation of its President. We believe that a successful spin-off of Blockbuster combined with strong second-half results could spark a recovery in the stock. Additionally, we believe that demand for Viacom's programming remains strong, which afford the company double-digit operating income, earnings and free cash flow growth in 2004.

Q. HOW WAS THE PORTFOLIO MANAGED?

A: Keeping to our investment discipline, the portfolio managers continued to focus on overweighting companies within each sector of the market that were deemed to be attractively priced relative to their future earnings prospects. Style characteristics and sector weightings were kept in line with the S&P 500 Index so as to minimize volatility relative to the index and to ensure that stock selection was the main driver of returns.

   During the period under review we added to our position in the Finance sector and reduced our Capital Markets exposure. Particularly, in Finance, we increased our holding in Freddie Mac and initiated a position in Washington Mutual. Within the Capital Markets sector, we exited positions in Bank One and UBS Bancorp.

                                                 SEMI-ANNUAL REPORT JUNE 30 2004

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services             21.4%
Finance & Insurance                   19.7%
Technology                            17.4%
Industrial Products & Services        15.0%
Pharmaceuticals                       10.6%
Energy                                 7.3%
Health Services & Systems              4.0%
Telecommunications                     2.0%
Utilities                              1.5%
Short-Term Investments                 1.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. General Electric Co.               4.3%
 2. Microsoft Corp.                    3.9%
 3. Tyco International LTD
    (Bermuda)                          3.8%
 4. Citigroup, Inc.                    3.7%
 5. ChevronTexaco Corp.                3.1%
 6. Pfizer, Inc.                       3.1%
 7. Bank of America Corp.              3.0%
 8. Johnson & Johnson                  3.0%
 9. Freddie Mac                        2.7%
10. Cisco Systems, Inc.                2.7%

Top 10 equity holdings comprised 33.3% ($17,505,724) of the Portfolio's market value of investments. As of June 30, 2004, the Portfolio held 57 equity holdings. Portfolio holdings are subject to change at any time.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                                                                                      SINCE
                                                                                                   INCEPTION
                                                      1 YEAR         3 YEARS         5 YEARS        (1/3/95)
---------------------------------------------------------------------------------------------------------------
U.S. LARGE CAP CORE EQUITY PORTFOLIO                  18.12%         (2.47%)         (4.03%)           9.48%

[CHART]

LIFE OF PORTFOLIO PERFORMANCE (1/3/95 TO 06/30/04)

                 JPMORGAN U.S. LARGE CAP       S&P 500     LIPPER VARIABLE ANNUITY LARGE-CAP
                 CORE EQUITY PORTFOLIO         INDEX       CORE FUNDS AVERAGE
1/3/95                         $  10,000       $  10,000                           $  10,000
1/31/95                        $  10,210       $  10,000                           $  10,000
2/28/95                        $  10,650       $  10,390                           $  10,377
3/31/95                        $  11,040       $  10,697                           $  10,665
4/30/95                        $  11,289       $  11,012                           $  10,941
5/31/95                        $  11,719       $  11,453                           $  11,308
6/30/95                        $  11,940       $  11,718                           $  11,649
7/31/95                        $  12,370       $  12,107                           $  12,115
8/31/95                        $  12,419       $  12,138                           $  12,203
9/30/95                        $  12,779       $  12,650                           $  12,603
10/31/95                       $  12,439       $  12,604                           $  12,477
11/30/95                       $  13,160       $  13,158                           $  13,023
12/31/95                       $  13,377       $  13,411                           $  13,192
1/31/96                        $  13,737       $  13,867                           $  13,552
2/29/96                        $  14,033       $  13,996                           $  13,793
3/31/96                        $  14,317       $  14,131                           $  13,932
4/30/96                        $  14,607       $  14,339                           $  14,197
5/31/96                        $  14,790       $  14,708                           $  14,524
6/30/96                        $  14,618       $  14,764                           $  14,493
7/31/96                        $  13,844       $  14,112                           $  13,841
8/31/96                        $  14,360       $  14,410                           $  14,242
9/30/96                        $  15,016       $  15,221                           $  14,980
10/31/96                       $  15,231       $  15,641                           $  15,254
11/30/96                       $  16,500       $  16,823                           $  16,228
12/31/96                       $  16,221       $  16,490                           $  15,989
1/31/97                        $  17,145       $  17,521                           $  16,782
2/28/97                        $  17,216       $  17,658                           $  16,764
3/31/97                        $  16,649       $  16,932                           $  16,076
4/30/97                        $  17,332       $  17,943                           $  16,792
5/31/97                        $  18,457       $  19,035                           $  17,823
6/30/97                        $  19,020       $  19,888                           $  18,546
7/31/97                        $  20,659       $  21,471                           $  19,985
8/31/97                        $  19,918       $  20,269                           $  19,162
9/30/97                        $  20,780       $  21,380                           $  20,157
10/31/97                       $  19,905       $  20,665                           $  19,461
11/30/97                       $  20,373       $  21,622                           $  20,026
12/31/97                       $  20,681       $  21,994                           $  20,336
1/31/98                        $  20,811       $  22,238                           $  20,450
2/28/98                        $  22,297       $  23,842                           $  21,906
3/31/98                        $  23,191       $  25,062                           $  22,931
4/30/98                        $  23,627       $  25,316                           $  23,190
5/31/98                        $  23,466       $  24,880                           $  22,750
6/30/98                        $  23,729       $  25,890                           $  23,584
7/31/98                        $  23,205       $  25,616                           $  23,254
8/31/98                        $  19,617       $  21,912                           $  19,782
9/30/98                        $  21,120       $  23,316                           $  20,924
10/31/98                       $  22,651       $  25,212                           $  22,432
11/30/98                       $  24,329       $  26,740                           $  23,740
12/31/98                       $  25,500       $  28,280                           $  25,326
1/31/99                        $  26,191       $  29,462                           $  26,169
2/28/99                        $  25,143       $  28,546                           $  25,350
3/31/99                        $  26,237       $  29,688                           $  26,354
4/30/99                        $  27,709       $  30,837                           $  27,343
5/31/99                        $  27,368       $  30,109                           $  26,774
6/30/99                        $  29,029       $  31,780                           $  28,249
7/31/99                        $  28,036       $  30,788                           $  27,464
8/31/99                        $  27,891       $  30,634                           $  27,118
9/30/99                        $  27,076       $  29,795                           $  26,459
10/31/99                       $  28,508       $  31,681                           $  27,970
11/30/99                       $  28,965       $  32,324                           $  28,733
12/31/99                       $  30,227       $  34,228                           $  30,770
1/31/2000                      $  28,625       $  32,510                           $  29,493
2/29/2000                      $  27,999       $  31,895                           $  29,717
3/31/2000                      $  30,838       $  35,015                           $  32,083
4/30/2000                      $  29,786       $  33,961                           $  30,979
5/31/2000                      $  29,083       $  33,265                           $  30,140
6/30/2000                      $  29,801       $  34,083                           $  31,062
7/31/2000                      $  29,369       $  33,551                           $  30,602
8/31/2000                      $  31,167       $  35,635                           $  32,723
9/30/2000                      $  29,206       $  33,753                           $  31,110
10/31/2000                     $  29,154       $  33,611                           $  30,712
11/30/2000                     $  26,673       $  30,963                           $  28,190
12/31/2000                     $  26,907       $  31,115                           $  28,672
1/31/2001                      $  28,046       $  32,219                           $  29,343
2/28/2001                      $  25,409       $  29,281                           $  26,688
3/31/2001                      $  23,765       $  27,424                           $  24,918
4/30/2001                      $  25,776       $  29,555                           $  26,894
5/31/2001                      $  26,065       $  29,753                           $  26,996
6/30/2001                      $  25,468       $  29,030                           $  26,232
7/31/2001                      $  25,198       $  28,746                           $  25,752
8/31/2001                      $  23,570       $  26,946                           $  24,143
9/30/2001                      $  21,364       $  24,772                           $  22,088
10/31/2001                     $  21,798       $  25,245                           $  22,638
11/30/2001                     $  23,515       $  27,181                           $  24,332
12/31/2001                     $  23,701       $  27,420                           $  24,582
1/31/2002                      $  23,156       $  27,020                           $  24,046
2/28/2002                      $  22,630       $  26,498                           $  23,510
3/31/2002                      $  23,483       $  27,495                           $  24,436
4/30/2002                      $  21,896       $  25,829                           $  23,009
5/31/2002                      $  21,677       $  25,638                           $  22,770
6/30/2002                      $  20,097       $  23,812                           $  21,106
7/31/2002                      $  18,517       $  21,955                           $  19,491
8/31/2002                      $  18,626       $  22,100                           $  19,620
9/30/2002                      $  16,520       $  19,697                           $  17,615
10/31/2002                     $  17,935       $  21,431                           $  19,010
11/30/2002                     $  19,006       $  22,693                           $  19,979
12/31/2002                     $  17,862       $  21,361                           $  18,828
1/31/2003                      $  17,408       $  20,801                           $  18,341
2/28/2003                      $  17,154       $  20,489                           $  18,060
3/31/2003                      $  17,336       $  20,688                           $  18,239
4/30/2003                      $  18,735       $  22,393                           $  19,663
5/31/2003                      $  19,687       $  23,573                           $  20,682
6/30/2003                      $  19,998       $  23,875                           $  20,884
7/31/2003                      $  20,272       $  24,295                           $  21,275
8/31/2003                      $  20,582       $  24,769                           $  21,686
9/30/2003                      $  20,327       $  24,506                           $  21,395
10/31/2003                     $  21,424       $  25,893                           $  22,559
11/30/2003                     $  21,754       $  26,121                           $  22,785
12/31/2003                     $  22,888       $  27,490                           $  23,839
1/31/2004                      $  23,345       $  27,993                           $  24,221
2/29/2004                      $  23,565       $  28,382                           $  24,504
3/31/2004                      $  23,216       $  27,953                           $  24,122
4/30/2004                      $  22,863       $  27,514                           $  23,656
5/31/2004                      $  23,012       $  27,891                           $  23,952
6/30/2004                      $  23,633       $  28,432                           $  24,405

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT INDICATIVE OF FUTURE RETURNS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE PORTFOLIO'S PROSPECTUS WHICH INCLUDES INFORMATION ON THE PORTFOLIO'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A PORTFOLIO'S PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan U.S. Large Cap Core Equity Portfolio, S&P 500 Index, and Lipper Variable Annuity Large-Cap Core Funds Average from January 3, 1995 to June 30, 2004. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged, broad-based index that represents the U.S. stock markets. The Lipper Variable Annuity Large-Cap Core Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS               AS OF JUNE 30, 2004           (Unaudited)

SHARES         ISSUER                                                  VALUE
----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 98.9%

               COMMON STOCKS -- 98.9%

               AEROSPACE -- 1.8%
      26,825   Raytheon Co.                                     $    959,530

               BANKING -- 3.0%
      18,925   Bank of America Corp.                               1,601,434

               BIOTECHNOLOGY -- 1.3%
      12,825   Amgen, Inc.*                                          699,860

               BUSINESS SERVICES -- 2.0%
      37,375   Accenture LTD (Bermuda), Class A*                   1,027,065

               CHEMICALS -- 2.3%
      30,850   Praxair, Inc.                                       1,231,224

               COMPUTER NETWORKS -- 2.7%
      59,150   Cisco Systems, Inc.*                                1,401,855

               COMPUTER SOFTWARE -- 4.4%
      71,825   Microsoft Corp.                                     2,051,322
      21,800   Oracle Corp.*                                         260,074
               -------------------------------------------------------------
                                                                   2,311,396
               -------------------------------------------------------------

               COMPUTERS/COMPUTER HARDWARE -- 4.8%
      52,400   Hewlett-Packard Co.                                 1,105,640
       8,700   International Business Machines Corp.                 766,905
       6,550   Lexmark International, Inc.*                          632,272
               -------------------------------------------------------------
                                                                   2,504,817
               -------------------------------------------------------------

               CONSUMER PRODUCTS -- 3.2%
      24,250   Altria Group, Inc.                                  1,213,713
       8,400   Procter & Gamble Co.                                  457,296
               -------------------------------------------------------------
                                                                   1,671,009
               -------------------------------------------------------------

               DIVERSIFIED -- 8.1%
      70,500   General Electric Co.                                2,284,199
      60,400   Tyco International LTD (Bermuda)                    2,001,656
               -------------------------------------------------------------
                                                                   4,285,855
               -------------------------------------------------------------

               FINANCIAL SERVICES -- 12.1%
      16,500   American Express Co.                                  847,770
      42,325   Citigroup, Inc.                                     1,968,112
       6,400   Fannie Mae                                       $    456,704
      22,250   Freddie Mac                                         1,408,424
       4,425   Goldman Sachs Group, Inc.                             416,658
      11,625   Merrill Lynch & Co., Inc.                             627,518
      16,250   Washington Mutual, Inc.                               627,900
               -------------------------------------------------------------
                                                                   6,353,086
               -------------------------------------------------------------

               FOOD/BEVERAGE PRODUCTS -- 3.4%
      25,625   Kraft Foods, Inc., Class A                            811,800
      19,425   The Coca-Cola Co.                                     980,574
               -------------------------------------------------------------
                                                                   1,792,374
               -------------------------------------------------------------

               HEALTH CARE/HEALTH CARE SERVICES -- 4.0%
      14,800   Guidant Corp.                                         827,024
      23,250   HCA, Inc.                                             966,967
       8,275   Laboratory Corp. of America Holdings*                 328,518
               -------------------------------------------------------------
                                                                   2,122,509
               -------------------------------------------------------------

               INSURANCE -- 4.5%
      12,850   AMBAC Financial Group, Inc.                           943,704
      18,700   The Allstate Corp.                                    870,485
      15,300   Willis Group Holdings LTD
               (United Kingdom)                                      572,985
               -------------------------------------------------------------
                                                                   2,387,174
               -------------------------------------------------------------

               MANUFACTURING -- 1.3%
      11,225   Cooper Industries LTD, Class A                        666,877

               METALS/MINING -- 1.4%
      22,750   Alcoa, Inc.                                           751,433

               MULTI-MEDIA -- 5.2%
      26,875   Comcast Corp., Special Class A*                       742,019
       5,375   Gannett Co., Inc.                                     456,069
       7,550   The E.W. Scripps Co., Class A                         792,750
      21,350   Viacom, Inc., Class B                                 762,622
               -------------------------------------------------------------
                                                                   2,753,460
               -------------------------------------------------------------

               OIL & GAS -- 6.2%
      17,200   ChevronTexaco Corp.                                 1,618,692
      15,150   ConocoPhillips                                      1,155,794

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                  VALUE
----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               OIL & GAS -- CONTINUED
      18,000   GlobalSantaFe Corp.                              $    477,000
               -------------------------------------------------------------
                                                                   3,251,486
               -------------------------------------------------------------

               PHARMACEUTICALS -- 9.3%
       9,100   Eli Lilly & Co.                                       636,181
      27,950   Johnson & Johnson                                   1,556,814
      47,060   Pfizer, Inc.                                        1,613,216
      11,125   Sepracor, Inc.*                                       588,513
      13,900   Wyeth                                                 502,624
               -------------------------------------------------------------
                                                                   4,897,348
               -------------------------------------------------------------

               PIPELINES -- 1.2%
      78,150   El Paso Corp.                                         615,822

               RESTAURANTS/FOOD SERVICES -- 1.0%
      19,775   McDonald's Corp.                                      514,150

               RETAILING -- 7.6%
      26,225   CVS Corp.                                           1,101,974
      15,425   Home Depot, Inc.                                      542,960
      31,125   Safeway, Inc.*                                        788,708
      23,450   The TJX Companies, Inc.                               566,083
      18,750   Wal-Mart Stores, Inc.                                 989,250
               -------------------------------------------------------------
                                                                   3,988,975
               -------------------------------------------------------------

               SEMI-CONDUCTORS -- 3.6%
      43,050   Altera Corp.*                                         956,571
       2,000   Intel Corp.                                            55,200
      22,150   Linear Technology Corp.                               874,261
               -------------------------------------------------------------
                                                                   1,886,032
               -------------------------------------------------------------

               TELECOMMUNICATIONS -- 2.0%
      29,125   Verizon Communications, Inc.                        1,054,034

               TEXTILES -- 1.0%
       7,200   Mohawk Industries, Inc.*                              527,976

               UTILITIES -- 1.5%
      19,600   Pinnacle West Capital Corp.                           791,644
               -------------------------------------------------------------
               Total Common Stocks                                52,048,425
               (Cost $43,547,190)
               -------------------------------------------------------------

SHORT-TERM INVESTMENT - 1.1%

               MONEY MARKET FUND -- 1.1%

     587,904   JPMorgan Prime Money Market
               Fund (a)                                         $    587,904
               (Cost $587,904)
               -------------------------------------------------------------
               Total Investments -- 100.0%                      $ 52,636,329
               (Cost $44,135,094)
               -------------------------------------------------------------

Abbreviations:
*      -- Non-income producing security.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO

STATEMENT OF ASSETS
AND LIABILITIES             AS OF JUNE 30, 2004                      (Unaudited)

ASSETS:
Investments in non-affiliates, at value                          $   52,048,425
Investments in affiliates, at value                                     587,904
-------------------------------------------------------------------------------
Total investment securities, at value                                52,636,329
-------------------------------------------------------------------------------
Cash                                                                      6,705
Receivables:
    Investment securities sold                                           19,954
    Shares of beneficial interest sold                                    8,034
    Interest and dividends                                               66,100
-------------------------------------------------------------------------------
Total Assets                                                         52,737,122
-------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Shares of beneficial interest
    redeemed                                                             30,394
Accrued liabilities:
    Investment advisory fees                                             14,943
    Administration fees                                                   5,977
    Custodian fees                                                        8,991
    Other                                                                62,915
-------------------------------------------------------------------------------
Total Liabilities                                                       123,220
-------------------------------------------------------------------------------
NET ASSETS:                                                      $   52,613,902
-------------------------------------------------------------------------------

NET ASSETS:
Paid in capital                                                  $   66,108,345
Accumulated undistributed
(overdistributed) net investment
income                                                                  193,879
Accumulated net realized gain
(loss) on investments                                               (22,189,557)
Net unrealized appreciation
(depreciation) of investments                                         8,501,235
-------------------------------------------------------------------------------
Total Net Assets                                                 $   52,613,902
-------------------------------------------------------------------------------

Shares of beneficial interest
outstanding (no par value; unlimited
number of shares authorized):                                         4,105,779
Net asset value, redemption and
offering price per share:                                        $        12.81
-------------------------------------------------------------------------------
Cost of investments                                              $   44,135,094
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS                  FOR THE SIX MONTHS ENDED JUNE 30, 2004   (Unaudited)

INVESTMENT INCOME:
Dividend                                                           $    411,907
Dividend income from affiliated
investments*                                                              2,521
-------------------------------------------------------------------------------
Total investment income                                                 414,428
-------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                 90,801
Administration fees                                                      41,101
Custodian fees                                                           18,659
Printing and postage                                                     22,088
Professional fees                                                        24,729
Transfer agent fees                                                      12,630
Trustees' fees                                                            3,318
Other                                                                     7,264
-------------------------------------------------------------------------------
Total expenses                                                          220,590
-------------------------------------------------------------------------------
Less earnings credits                                                        31
-------------------------------------------------------------------------------
    Net expenses                                                        220,559
-------------------------------------------------------------------------------
Net investment income                                                   193,869
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
    Investments                                                       1,295,470
Change in net unrealized
appreciation/depreciation of:
    Investments                                                         153,549
Net realized and unrealized gain
(loss) on investments                                                 1,449,019
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                    $  1,642,888
-------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory and
    administration fees :                                          $        414
-------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS               FOR THE PERIODS INDICATED                (Unaudited)

                                                                 1/1/04
                                                                THROUGH        YEAR ENDED
                                                                6/30/04          12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                                    $      193,869    $      419,333
Net realized gain (loss) on
investments and futures                                       1,295,470        (2,063,506)
Change in net unrealized appreciation/
depreciation of investments and
futures                                                         153,549        13,620,731
-----------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                           1,642,888        11,976,558
-----------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                          (403,178)         (357,098)
-----------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                   3,568,030         9,258,170
Dividends reinvested                                            403,178           357,098
Cost of shares redeemed                                      (3,805,128)      (12,739,831)
Increase (decrease) from capital
share transactions                                              166,080        (3,124,563)
-----------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                                1,405,790         8,494,897
-----------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                          51,208,112        42,713,215
-----------------------------------------------------------------------------------------
End of period                                            $   52,613,902    $   51,208,112
-----------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net investment
income                                                   $      193,879    $      403,188
-----------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
Issued                                                          281,190           888,185
Reinvested                                                       32,515            34,872
Redeemed                                                       (300,511)       (1,170,827)
-----------------------------------------------------------------------------------------
    Change in Shares                                             13,194          (247,770)
-----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO

NOTES TO FINANCIAL
STATEMENTS                                                           (Unaudited)

1. ORGANIZATION

JPMorgan U.S. Large Cap Core Equity Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993, for the purpose of funding flexible premium variable life insurance policies.

The Portfolio was formerly named JPMorgan U.S. Disciplined Equity Portfolio. The name change went into effect on March 31, 2003.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

E. FEDERAL INCOME TAXES -- The Portfolio's policy is to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

F. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE-- Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.35% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay JPMorgan Chase Bank ("JPMCB" or the "Administrator") a fee at an annual rate of 0.50% of the average daily net assets of the Portfolio. Under the agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.50%.

Neither the Portfolio's service providers nor the Administrator expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement.

D. OTHER -- Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2004, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004, purchases and sales of investments (excluding short-term investments) were as follows:

                                           PURCHASES             SALES    PURCHASES         SALES
                                     (EXCLUDING U.S.   (EXCLUDING U.S.      OF U.S.       OF U.S.
                                         GOVERNMENT)       GOVERNMENT)   GOVERNMENT    GOVERNMENT
                                        $  9,784,549     $  10,235,972      $    --        $   --

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2004, were as follows:

                                                             GROSS          GROSS   NET UNREALIZED
                                          AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION
                                               COST   APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                      $  44,135,094    $ 9,218,313    $ (717,078)     $  8,501,235

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, effective April 15, 2004, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 14, 2005.

The Portfolio had no borrowings outstanding at June 30, 2004, nor at any time during the period then ended.

7. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

8. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO^

FINANCIAL HIGHLIGHTS                                                 (Unaudited)

                                                            1/1/04                 YEAR ENDED DECEMBER 31,
                                                           THROUGH   -----------------------------------------------------
                                                           6/30/04       2003       2002       2001       2000       1999
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $  12.51   $   9.84   $  13.06   $  14.90   $  17.35   $  15.84
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                              0.05       0.10       0.08       0.06       0.07       0.09
    Net gains or losses on securities
    (both realized and unrealized)                            0.35       2.65      (3.29)     (1.83)     (1.93)      2.80
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                          0.40       2.75      (3.21)     (1.77)     (1.86)      2.89
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income                      0.10       0.08       0.01       0.07       0.10       0.06
    Distributions from capital gains                            --         --         --         --       0.49       1.32
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                       0.10       0.08       0.01       0.07       0.59       1.38
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  12.81   $  12.51   $   9.84   $  13.06   $  14.90   $  17.35
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                               3.20%     28.14%    (24.62%)   (11.91%)   (10.98%)    18.54%
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)              $ 52,614   $ 51,208   $ 42,713   $ 62,344   $ 55,793   $ 39,484
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses                                              0.85%      0.85%      0.85%      0.85%      0.85%      0.87%
    Net investment income                                     0.75%      0.89%      0.67%      0.48%      0.57%      0.74%
    Expenses without reimbursements
    and earnings credits                                      0.85%      0.85%      0.85%      0.85%      0.85%      0.87%
    Net investment income without
    reimbursements and earnings credits                       0.75%      0.89%      0.67%      0.48%      0.57%      0.74%
PORTFOLIO TURNOVER RATE(b)                                      19%        86%        67%        52%        64%       104%
--------------------------------------------------------------------------------------------------------------------------

 ^  Formerly U.S. Disciplined Equity Portfolio.
(b) Not annualized for periods less than one year.
 #  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Portfolio.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the Portfolio without examination by independent auditors, who express no opinion thereon.

INVESTORS SHOULD CAREFULLY READ THE PORTFOLIO'S PROSPECTUS WHICH INCLUDES INFORMATION ON THE PORTFOLIO'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A PORTFOLIO'S PROSPECTUS PLEASE CALL 800-348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

A list of portfolio holdings is available thirty days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-348-4782 to obtain further information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-348-4782 and on the Commission's website at http://www.sec.gov.

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      JPMorgan Funds Fulfillment Center                             PRSRT STD
            6112 W. 73rd Street                                    U.S. POSTAGE
          Bedford Park, IL 60638                                      PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004 All rights reserved.           SAN-USLCCEP-604
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ITEM 2. CODE OF ETHICS.

       Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2) If the registrant provides the disclosure required by paragraph
         (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

         (3) If the registrant provides the disclosure required by paragraph
         (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

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     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

         File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

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ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
         Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

         (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

         (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

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                                   SIGNATURES

                           [See General Instruction F]

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        J.P. MORGAN SERIES TRUST II

By (Signature and Title)*           /s/ Stephanie J. Dorsey
                          ------------------------------------------------------
                                    Stephanie J. Dorsey, Treasurer

Date                                August 24, 2004
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         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ Stephanie J. Dorsey
                          ------------------------------------------------------
                                    Stephanie J. Dorsey, Treasurer

Date                                August 24, 2004
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By (Signature and Title)*           /s/ George C.W. Gatch
                          ------------------------------------------------------
                                    George C.W. Gatch, President

Date                                August 24, 2004
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* Print the name and title of each signing officer under his or her signature.